Purchase and Sale Agreement
By and Between

EXCO Resources, Inc.
as Seller

and

Petroleum Development Corporation
as Buyer

Dated Effective October 1, 2006

EXHIBIT LIST

EXHIBIT A-1        Leases

EXHIBIT A-2        Easements and Rights-of-Way

EXHIBIT B            Wells/WI/NRI/Allocated Values

EXHIBIT C           Material Agreements

EXHIBIT D           Surface Use Agreements

EXHIBIT E            Plugging and Abandonment Obligations

EXHIBIT F            List of AFEs and Invoices

EXHIBIT G           Assignment, Bill of Sale and Conveyance
EXHIBIT H           Buyer's Certificate

EXHIBIT I             Seller's Certificate

EXHIBIT J             FIRPTA Certificate

EXHIBIT K           Bonds, etc. to be Replaced at Closing

EXHIBIT L            Escrow Agreement

EXHIBIT M           Preferential Rights and Required Consents

EXHIBIT N           Pending Litigation

EXHIBIT O           Notices of Potential Non-Compliance

EXHIBIT P            Gas Imbalance Schedule

ARTICLE  14 ASSUMPTION AND RETENTION OF OBLIGATIONS AND INDEMNIFICATION            27

PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (this "Agreement"), dated December 11, 2006, is by and between EXCO Resources, Inc., a Texas corporation, 12377 Merit Drive, Suite 1700, Dallas, Texas 75251 ("EXCO" or "Seller") and Petroleum Development Corporation, a Nevada corporation, 103 East Main Street, Bridgeport, West Virginia 26330 ("PDC" or "Buyer").  The transaction contemplated by this Agreement may be referred to as the "Transaction."  Seller and Buyer may be referred to individually as a "Party" or collectively as the "Parties."

RECITALS

A.        Seller owns and desires to sell all of its interests in certain oil and gas properties located in Weld, Adams, Broomfield, and Larimer Counties, Colorado all as more particularly described in Section 1.2 below.

B.         Buyer has conducted and will continue to conduct an independent investigation of the nature and extent of the Assets (as defined below) and desires to purchase all of Seller's interest in the Assets pursuant to the terms of this Agreement.

C.        To accomplish the foregoing, the Parties wish to enter into this Agreement.

AGREEMENT

In consideration of the mutual promises contained herein, $100 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller agree as follows:

                                                                                                                                                                       ARTICLE  1
PURCHASE AND SALE

1.1              Purchase and Sale.

 Seller agrees to sell and Buyer agrees to purchase all of Seller's right, title and interest in the Assets as set forth below, all pursuant to the terms of this Agreement.

1.2              The Assets.

 As used herein, the term "Assets" refers to all of Seller's right, title and interest in and to the following, excluding however the Excluded Assets (as defined below):

A.                    The oil, gas and/or mineral leases and fee mineral interests specifically described in Exhibit A‑1 (the "Leases"), including without limitation all leasehold estates and interests, all royalty, overriding royalty, production payment, reversionary, net profit, contractual working interests and other similar rights and estates therein, the lands described in Exhibit A‑1 (the "Lands") and the oil, gas and other hydrocarbons ("Hydrocarbons") attributable to the Leases or Lands, including all rights in any pooled, unitized or communitized acreage by virtue of the Lands or Leases being a part thereof and all Hydrocarbons produced from the pool or unit allocated to any such Lands or Leases;

B.                    The wells specifically described in Exhibit B (the "Wells"), together with all other oil and gas wells and all water, injection and disposal wells on the Lands or on lands pooled, communitized or unitized therewith, and all personal property, equipment, fixtures, improvements, permits, water discharge permits, rights-of-way and easements (including without limitation the rights‑of-way and easements described on Exhibit A‑2) located on the Lands or used in connection with the production, gathering, treatment, processing, storing, transportation, sale or disposal of Hydrocarbons or water produced from the properties and interests described in Section 1.2 A.;

C.                    The unitization, pooling and communitization agreements, declarations and orders, and the units created thereby, all operating agreements and unit operating agreements and all other such agreements relating to the properties and interests described in Sections 1.2 A. and B. and to the production of Hydrocarbons, if any, attributable to said properties and interests, including those which are described in Exhibit C;

D.                    All existing and effective sales, purchase, exchange, gathering and service agreements and other contracts, agreements and instruments which relate, and only insofar as they relate, to the properties and interests described in Sections 1.2 A. through C., and including those which are described in Exhibit C;

E.                     All original files, records and data, including without limitation lease and well files, abstracts, title reports, memoranda and opinions, relating to the items described in Sections 1.2 A. through 1.2 D. maintained by Seller, but excluding (i) Seller's company files, financial records, and tax related records to the extent not relevant to the Assets, and (ii) records and data to the extent transfer thereof is prohibited by unaffiliated third party contractual restrictions on transfer (the "Records").  To the extent that any of the Records contain interpretations of Seller, Buyer agrees to rely on such interpretations at its own risk.

1.3              Excluded Assets.

 Seller is selling its interest in the Assets, but is not selling and is retaining its interest in and to the Excluded Assets.  As used herein, the term "Excluded Assets" refers to all of Seller's right, title, and interest in and to the following:

A.                    All company records and files, including tax related records, to the extent not directly related to the Assets; and

B.                    Any Asset excluded from this Agreement pursuant to Sections 4.5A and 4.5B.1 of this Agreement.

1.4              Effective Time.

 The purchase and sale of the Assets shall be effective as of October 1, 2006, at 7:00 a.m. local time at the location of the Assets (the "Effective Time").

1.5              1031 Exchange.

 Seller reserves the right, at or prior to Closing, to assign its rights under this Agreement with respect to all or a portion of the Purchase Price, and that portion of the Assets associated therewith ("1031 Assets"), to a Qualified Intermediary ("QI") (as that term is defined in Section 1.1031(k)-1(g)(4)(v) of the Treasury Regulations) to accomplish this Transaction, in whole or in part, in a manner that will comply with the requirements of a like-kind exchange ("Like-Kind Exchange") pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended ("Code").  Buyer reserves the right, at or prior to Closing, to assign its rights under this Agreement and all or a portion of the Assets ("1031 Assets") to a QI.  If Seller or Buyer so elects, Seller or Buyer may assign its rights under this Agreement to the applicable 1031 Assets to the QI.  Each Party hereby (i) consents to the other Party's assignment of its rights in this Agreement with respect to the applicable 1031 Assets, and (ii) if such an assignment is made by Seller, Buyer agrees to pay all or a portion of the Purchase Price into the qualified trust account at Closing as directed in writing by Seller.  Each Party agrees to take all actions reasonably required of it, including, but not limited to, executing and delivering documents, to permit the other Party to effect the exchange described in this Section.  The Parties acknowledge and agree that a whole or partial assignment of this Agreement to a QI shall not release either Party from any of its respective liabilities and obligations to the other Party or expand any liabilities or obligations of the other Party under this Agreement.  Neither Party represents to the other that any particular tax treatment will be given to the other Party as a result of the Like-Kind Exchange.  Neither Party shall be obligated to pay any additional costs or incur any additional obligations under this Agreement if such costs are the result of the other Party's Like-Kind Exchange, and each Party shall hold harmless and indemnify the other Party from and against all claims, losses and liabilities (including reasonable attorneys' fees, court costs and related expenses), if any, resulting from such a Like-Kind Exchange.

                                                                                                                                                                       ARTICLE  2
PURCHASE PRICE

2.1              Purchase Price.

 The purchase price for the Assets shall be $132,500,000.00 (the "Purchase Price").  At Closing, Buyer shall pay Seller the Purchase Price, as adjusted pursuant to Section 2.4.

2.2              Deposit.

 Contemporaneously with the execution of this Agreement, the Parties and Wells Fargo Bank, National Association (the "Escrow Agent") have entered into an escrow agreement (the "Escrow Agreement"), attached hereto as Exhibit L, pursuant to which Buyer has deposited in cash $500,000.00 (the "Deposit") in an escrow account with Escrow Agent (the "Escrow Account").  Under the terms of the Escrow Agreement, the Escrow Agent shall distribute the Deposit as set forth in Articles 11 and 12.

2.3              Allocation of the Purchase Price.

 Buyer and Seller have allocated the Purchase Price among the Assets as set forth on Exhibit B.  The value so allocated to a particular Asset may be referred to as the "Allocated Value" for that Asset.  The undeveloped locations specifically described on Exhibit B shall be included in the term "Assets."

2.4              Adjustments to Purchase Price.

 All adjustments to the Purchase Price shall be made (i) according to the factors described in this Section, (ii) in accordance with generally accepted accounting principles as consistently applied in the oil and gas industry, and (iii) without duplication.

A.                 Settlement Statements.

 The Purchase Price shall be adjusted at Closing pursuant to a "Preliminary Settlement Statement" prepared by Seller, submitted to Buyer on or before five business days prior to Closing, for Buyer's comment and review.  The Preliminary Settlement Statement shall set forth the Closing Amount and all adjustments to the Purchase Price and associated calculations.  The term "Closing Amount" means the Purchase Price, adjusted as provided in this Section using reasonable estimates as agreed to by the Parties if actual numbers are not available.  After Closing, the Purchase Price shall be adjusted pursuant to the Final Settlement Statement delivered pursuant to Section 13.1.

B.                 Property Expenses.

 For the purposes of this Agreement, the term "Property Expenses" shall mean all capital expenses, joint interest billings, lease operating expenses, Taxes (as defined and apportioned as of the Effective Time pursuant to Article 9), drilling expenses, workover expenses, geological, geophysical and any other exploration or development expenditures chargeable under applicable operating agreements or other agreements consistent with the standards established by the Council of Petroleum Accountant Societies of North America that are attributable to the maintenance and operation of the Assets during the period in question.

C.                 Effective Time Apportionment of Property Expenses and Revenues.

 Buyer and Seller agree that all revenues, costs and expenses (both operating and capital), including Property Expenses related to the Assets will be apportioned between Buyer and Seller as of the Effective Time.  Accordingly, (i) Seller shall be entitled to any production revenues or other amounts realized from and accruing to the Assets attributable to the period of time before the Effective Time, and shall be liable for the payment of all costs and expenses, including Property Expenses, royalties, overriding royalties, lease rental and maintenance costs and leasehold payments attributable to the Assets for the period of time before the Effective Time; and (ii) Buyer shall be entitled to any production revenues or other amounts realized from and accruing to the Assets attributable to the period of time after the Effective Time, and shall be liable for the payment of all costs and expenses, including Property Expenses, royalties, overriding royalties, lease rental and maintenance costs and leasehold payments attributable to the Assets for the period of time after the Effective Time.

D.                 Upward Adjustments.

 The Purchase Price shall be adjusted upward by the following:

1.           An amount equal to all proceeds (net of royalty and Taxes not otherwise accounted for hereunder) received and retained by the Buyer from the sale of all Hydrocarbons produced from or credited to the Assets prior to the Effective Time;

2.           An amount equal to all direct and actual expenses attributable to the Assets, including, without limitation, the Property Expenses, incurred and paid by Seller that are attributable to the period after the Effective Time;

3.           To the extent not covered in the preceding paragraph, an amount equal to all prepaid expenses attributable to the Assets after the Effective Time that were paid by or on behalf of Seller, including without limitation, prepaid drilling and/or completion costs and prepaid utility charges;

4.           An amount equal to the value (net of applicable Taxes) of Seller's share of all oil in storage tanks above the pipeline interconnect at the Effective Time to be calculated as follows:  The value shall be the product of (i) the volume in each storage tank (attributable to Seller's interest) as of the Effective Time as shown by the actual gauging reports, multiplied by (ii) the price actually received for October 2006 production under the applicable marketing contract if the Hydrocarbons in question had been sold; provided, however, that the adjustment contemplated by this subsection shall be made only to the extent that Seller does not receive and retain the proceeds, or portion thereof, attributable to the pre-Effective Time merchantable oil in the storage tanks;

5.           Any amount equal to the value of Additional Interest pursuant to subsection 4.2 C.

6.           Any other amount agreed to by Buyer and Seller.

E.                  Downward Adjustments.

 The Purchase Price shall be adjusted downward by the following:

1.           Proceeds received and retained by Seller (net of applicable Taxes and royalties) that are attributable to production from the Assets after the Effective Time;

2.           The amount of all direct and actual expenses attributable to the Assets, including, without limitation, the Property Expenses, that remain unpaid by Seller, or that have been paid by Buyer, that are attributable to the period prior to the Effective Time;

3.           An amount equal to adjustments for Title Defects, Environmental Defects, Casualty Losses and Exclusion Adjustments, and other adjustments as set forth in this Agreement; and

4.           Any other amount agreed to by Buyer and Seller.

F.                  Gas Imbalances.

 In addition to the foregoing, the Purchase Price shall be adjusted downward or upward, as appropriate, by an amount equal to $4.00 per MCF for the well and pipeline gas imbalances existing as of the Effective Time, as further outlined on Exhibit P (the "Gas Imbalance Schedule").  The Purchase Price shall be adjusted in the Settlement Statement with respect to the imbalance volumes.  If there is a dispute concerning the confirmation and adjustment of the imbalance volumes, the Parties agree to submit such dispute to binding arbitration pursuant to the provisions of Section 14.7.

                                                                                                                                                                       ARTICLE  3
BUYER'S INSPECTION

3.1              Access to the Records.

 Prior to Closing and subject to Section 8.3, Seller will make the Records available to Buyer for inspection, copying, and review at Seller's offices during normal business hours to permit Buyer to perform its due diligence review.  Subject to the consent and cooperation of third parties, Seller will assist Buyer in Buyer's efforts to obtain, at Buyer's expense, such additional information from such parties as Buyer may reasonably desire.  Buyer may inspect the Records and such additional information only to the extent it may do so without violating any obligation of confidence or contractual commitment of Seller to a third party.

3.2              Disclaimer.

 Except for the representations contained in this Agreement, Seller makes no representation of any kind as to the Records or any information contained therein.  Buyer agrees that any conclusions drawn from the Records shall be the result of its own independent review and judgment.

3.3              Physical Access to the Leases, Lands and Wells.

 Upon reasonable notice and during reasonable business hours, Seller agrees to grant Buyer physical access to the Leases, Lands and Wells to allow Buyer to conduct, at Buyer's sole risk and expense, on-site inspections and environmental assessments of the Leases, Lands and Wells.  In connection with any such on-site inspections and assessments, Buyer agrees not to interfere with the normal operation of the Leases and Wells and agrees to comply with all operational and safety requirements of the operators of the Wells.  If Buyer or its agents prepares an environmental assessment of any Lease, Lands or Well, Buyer agrees to keep such assessment confidential and to furnish copies thereof to Seller.  Such information shall be held confidential but may be disclosed to Buyer or Buyer's affiliates, attorneys, officers, employees and consultants used in Buyer's evaluation of Seller's properties.  Furthermore, Buyer's obligations of confidentiality shall not apply to information (i) required to be disclosed by legal process, order, regulation, or rule, or (ii) available to the public, or (iii) acquired from third parties not known by Buyer to have confidentiality obligations to Seller.  In connection with granting such access, Buyer represents that it is adequately insured and waives, releases and agrees to indemnify Seller, and its respective directors, officers, shareholders, employees, agents and representatives against all claims for injury to, or death of, persons or for damage to property arising as a result of any act or omission committed by Buyer or its employees, agents, contractors or representatives in conducting Buyer's on-site inspections and environmental assessments of the Leases and Wells.  This waiver, release and indemnity by Buyer shall survive termination of this Agreement.

3.4              Buyer's Agents.

 To the extent that Buyer uses agents to conduct its due diligence activities, either in Seller's offices or on the Lands, Buyer agrees to (i) make such agents aware of the terms and conditions set forth in this Article 3 and the confidentiality provisions of Article 8, and (ii) ensure that such agents agree to be bound by the terms of this Article 3 and the confidentiality provisions of Article 8.

                                                                                                                                                                       ARTICLE  4
TITLE MATTERS

4.1              Definitions

A.                 Defensible Title.

 The term "Defensible Title" means such title to the Assets, that, subject to and except for Permitted Encumbrances:  (i) entitles Seller to receive not less than the net revenue interest set forth on Exhibit B for each Well, Unit or undeveloped location listed on Exhibit B ("NRI"); (ii) obligates Seller to bear costs and expenses relating to the maintenance, development, operation and the production of Hydrocarbons from each Well, Unit or undeveloped location in an amount not greater than the working interest set forth in Exhibit B ("WI"); (iii) is not subject to reduction by virtue of the exercise by any third party of a reversionary interest, back‑in or similar right except as scheduled in Exhibit B; (iv) is free and clear of mortgages, encumbrances, liens, and delinquent taxes; (v) is free and clear of any surface use restrictions that would reduce the PUD value to $0; and (vi) defects or conditions that would create a material impairment of use or loss of interest in the affected Asset.  Topography, directional drilling costs, permitting issues, (including federal, state, county and municipal) shall not be taken into account when calculating an undeveloped location value.  If a formation in a Well or undeveloped location is not listed on Exhibit B, then the Allocated Value for such formation or undeveloped location is zero.

B.                 Permitted Encumbrances.

 The term "Permitted Encumbrances" shall mean:

1.           lessors' royalties, overriding royalties, net profits interests, production payments, reversionary interests and similar burdens (payable or in suspense) if the net cumulative effect of such burdens does not operate to reduce the represented NRI;

2.           liens for Taxes, or assessments not yet due and delinquent;

3.           all rights to consent by, required notices to, filings with, or other actions by federal, state, or local governmental bodies, in connection with the conveyance of the applicable Asset if the same are customarily obtained after such conveyance ("Routine Consents");

4.           rights of reassignment upon the surrender or expiration of any Lease;

5.           the terms and conditions of the Material Agreements to the extent such do not decrease the NRI for the affected Asset or increase the WI for such Asset without a corresponding proportionate increase in the NRI for such Asset;

6.           easements, rights-of-way, servitudes, permits, surface leases and other rights with respect to surface operations, on, over or in respect of any of the Assets or any restriction on access thereto so long as the same do not materially interfere with the operation of the affected Asset as has been conducted in the past and do not materially affect the value thereof; and

7.           materialmen's, mechanics', operators' or other similar liens arising in the ordinary course of business incidental to operation of the Assets if such liens and charges have not been filed pursuant to law and the time for filing such liens and charges has expired.

C.                 Title Defect.

 The term "Title Defect" means any lien, encumbrance, claim, defect in or objection to real property title, excluding Permitted Encumbrances, that alone or in combination with other defects renders the Seller's title to the Asset less than Defensible Title.  Notwithstanding the foregoing, the following shall not be considered Title Defects:

1.           defects in the early chain of title, consisting of the failure to recite marital status in a document or omissions of successors of heirship or estate proceedings that would generally be waived by a prudent purchaser of oil and gas properties in the area, unless Buyer provides reasonable written evidence that such failure or omission has resulted in another party claiming title to the relevant Asset;

2.           defects based on a lack of information in Seller's files;

3.           defects arising out of lack of survey;

4.           defects arising out of lack of corporate or other entity authorization that would generally be waived by a prudent purchaser of oil and gas properties in the area unless Buyer provides affirmative written evidence that the action was not authorized and results in another party claiming title to the Asset; and

5.           defects that have been cured by possession under applicable statutes of limitation for adverse possession or for prescription.

D.                 Title Defect Value.

 "Title Defect Value" means the amount by which the Allocated Value of an Asset has been reduced by a Title Defect.  In determining the Title Defect Value, the Parties intend to include only that portion of the Asset affected by the defect.  The Title Defect Value may not exceed the Allocated Value of the Asset and shall be determined by the Parties in good faith taking into account all relevant factors, including without limitation, the following:

1.           If the Title Defect is a lien or encumbrance on the Asset created by, through or under Seller, Seller shall have the lien or encumbrance unconditionally released as a condition precedent to Closing and, consequently, there shall be no Title Defect Value associated with such lien or encumbrance.

2.           If the Title Defect is an actual reduction in NRI or any other matter that does not fall within the matters described in Subsection 4.1.D.1., then the Buyer will rerun its economic valuation calculation that resulted in the Allocated Value for the affected portion of the Assets using the same economic and engineering criteria except as changed to accommodate the Title Defect to calculate the impact on the Allocated Value for the affected Asset.  This revised calculation of the Allocated Value will be presented to Seller and Buyer and Seller will act in good faith to reach mutual agreement as to the diminution effect of this Title Defect and thus the Title Defect Value.

4.2              Purchase Price Adjustments for Title Matters.

A.                 Notices of Title Defects.

 Buyer shall give Seller a written "Title Defects Notice" as soon as possible but no later than 5:00 p.m. Mountain Time on December 12, 2006 (the "Title Defect Date").  To be effective, each Title Defect Notice must be in writing and must satisfy the following conditions precedent:  (i) name the affected Asset; (ii) describe each Title Defect in reasonable detail; (iii) describe the basis for each Title Defect; (iv) attach Supporting Documentation; (v) state the Allocated Value of the affected Asset; (vi) state Buyer's good faith estimate of the Title Defect Value; (vii) set forth the computations, upon which Buyer's estimate is based; and (viii) each Title Defect must be equal to or greater than $50,000.00 in value.  For the purposes of this Section, "Supporting Documentation" for a particular Title Defect means if the basis is derived from any document, a copy of such document (or pertinent part thereof) or if the basis is derived from any gap in Seller's chain of title, the documents preceding and following the gap, or in any case other reasonable written documentation.

B.                 Downward Defect Adjustments.

1.           If an Asset is affected by a Title Defect, the Purchase Price will be reduced as set forth below and in Section 4.1.D.2, unless:  (i) Seller elects to cure the Title Defect prior to Closing to Buyer's reasonable satisfaction; (ii) Buyer agrees to waive the relevant Title Defect; (iii) Seller elects on or before Closing to cure such Title Defect no later than 90 days after Closing; (iv) Seller, with Buyer's consent, which Buyer may withhold in its sole discretion, elects on or before Closing to indemnify Buyer against any Loss (as defined below) attributable to the relevant Title Defect; or (v) Seller elects on or before Closing to exclude the affected portion of the Asset from the Transaction and reduce the Purchase Price accordingly.

2.           The Purchase Price shall be adjusted downward for Title Defects only if and to the extent that the aggregate value of all Title Defects exceeds $250,000.00 (the "Title Defect Deductible").  If the aggregate value of the Title Defects does not exceed the Title Defect Deductible, there shall be no adjustment to the Purchase Price, and, except for matters that are subject to the special warranty of title contained in the Assignment to be delivered at Closing, Buyer will be deemed to have (i) accepted title to the Assets "AS IS WHERE IS," and (ii) waived its right to assert any objection to real property title to the Assets.

3.           If Seller elects to cure the relevant Title Defect post-Closing, the Parties shall proceed as provided in this Section.  If the Title Defect Value is equal to the Allocated Value of the affected Asset, Seller shall deposit the assignment of the Asset affected by the Title Defect (the "Affected Asset") in the Escrow Account and Buyer shall deposit the Allocated Value of the Affected Asset in the Escrow Account.  If the Title Defect Value is less than the Allocated Value of the affected Asset, Seller shall assign the Asset to Buyer on the Closing Date, Buyer shall deposit the Title Defect Value in the Escrow Account, and the Purchase Price payable by Buyer to Seller on the Closing Date shall be adjusted downward by the Title Defect Value deposited by Buyer into the Escrow Account.  If Seller cures the relevant Title Defect to Buyer's reasonable satisfaction, the Parties shall instruct the Escrow Agent (i) to deliver to Seller the Allocated Value of the Affected Asset, adjusted as set forth in Section 2.4 and, if relevant at that time, Section 13.1, or the Title Defect Value, as applicable, and (ii) to deliver to Buyer the remainder of the Allocated Value of the Affected Asset (if any) and the assignment of the affected Asset if the assignment has been deposited into the Excrow Account.  If Seller does not cure the relevant Title Defect to Buyer's reasonable satisfaction, the Purchase Price shall be adjusted as set forth in Section 4.2.B.2., and the Parties shall instruct the Escrow Agent to deliver the Allocated Value or the Defect Value, as applicable, of the Affected Asset to Buyer.   If Seller does not cure a Title Defect to Buyer's reasonable satisfaction and the Title Defect Value is equal to the Allocated Value of the affected Asset, the Parties will instruct the Escrow Agent to return the assignmnent of the affected Asset to Seller.  Interest accruing on such amount shall be distributed to each of the Parties in proportion to the amount of the Allocated Value distributed to such Party.

C.                 Upward Defect Adjustments.

 If Buyer or Seller discover additional interests in the Leases, Wells or undeveloped locations that are listed in Exhibit A and Exhibit B, including any interest that entitles Seller to receive more than the NRI set forth in Exhibit B or obligates Seller to bear costs and expenses in an amount less than the WI set forth in Exhibit B without a corresponding reduction in Seller's NRI, the discovering party shall promptly notify the other Party of such interest (the "Additional Interest").   The party who discovers Additional Interest shall give the other party written notice of the Additional Interest as soon as possible, but in no event later than the Title Defect Date.  This notice shall be in writing and shall include (i) a description of each Additional Interest, (ii) the basis for each Additional Interest, and supporting documentation with respect thereto, (iii) the Allocated Value of the Lease, Well or undeveloped location affected by the Additional Interest, and (iv) the value of the Additional Interest or the amount by which the notifying party believes the Allocated Value of the Lease, Well or undeveloped location has been increased by the Additional Interest and the computations upon which such party's belief is based.  The value of the Additional Interest shall be determined by the parties in good faith taking into account all relevant factors.

4.3              Title Matters Dispute Resolution.

 The Parties agree to resolve disputes concerning title matters pursuant to the terms of this Section.  The Parties agree to submit all disputes concerning title matters regarding (i) the existence and scope of a Title Defect, (ii) the Title Defect Value of that portion of the Asset affected by a Title Defect or (iii) the adequacy of Seller's Title Defect curative materials, to binding arbitration in Denver, Colorado, such arbitration to be conducted as follows.  The arbitration proceeding shall be submitted to a three-person panel of neutral arbitrators consisting of three attorneys licensed in Colorado, each with at least 15 years experience in preparing oil and gas title opinions (the Title Arbitration Panel").  The arbitration shall be governed by Colorado law and shall be held in Denver, Colorado.  The membership of the Title Arbitration Panel shall consist of one attorney picked by each side, and the two arbitrators so selected picking the third.  The Parties shall submit written materials to the Title Arbitration Panel within 10 days of the selection of the third arbitrator explaining their position regarding the title dispute.  The Title Arbitration Panel shall conduct a hearing, if necessary, no later than 30 days after the selection of the third arbitrator, and the Title Arbitration Panel shall render a written decision within 15 days of the hearing or, if no hearing is conducted, not later than 45 days after the third arbitrator is selected.  At the hearing, the Parties shall present such evidence and witnesses as they may choose, with or without counsel.  Adherence to formal rules of evidence shall not be required but the Title Arbitration Panel shall consider any evidence and testimony that they determine to be relevant, in accordance with procedures that they determine to be appropriate.  The final decision shall be binding on the Parties, final and non-appealable, and may be filed in a court of competent jurisdiction and may be enforced by any Party as a final judgment of such court.  Each Party shall bear its own costs and expenses of the arbitration, provided, however, that the costs of employing the Title Arbitration Panel shall be borne 50% by the Seller and 50% by the Buyer.  Disputes regarding title matters in excess of $1,000,000.00 shall be resolved pursuant to the arbitration procedure set forth in Section 14.7.

4.4              Casualty Loss.

 After the Effective Time and prior to Closing, if a portion of the Assets is destroyed by fire or other casualty, or is taken or threatened to be taken in condemnation or under the right of eminent domain, (with such event being a "Casualty Loss"), Buyer shall purchase the Asset at Closing for the Allocated Value of the Asset reduced by the estimated cost to repair or replace such Asset (with equipment of similar utility).  At its sole option, Seller may elect to cure such Casualty Loss.  If Seller elects to cure such Casualty Loss, Seller may replace any personal property that is the subject of a Casualty Loss with equipment of similar grade and utility and Seller shall be entitled to keep all associated insurance proceeds, if any.  If Seller cures the Casualty Loss to Buyer's reasonable satisfaction, Buyer shall purchase the affected Asset at Closing for the Allocated Value thereof without any Purchase Price adjustment for such Casualty Loss.  In no event shall the watering out of a well, casing collapse, or breakage of equipment constitute a Casualty Loss.

4.5              Preferential Rights and Required Consents.

 To Seller's knowledge, other than Routine Consents and those shown on Exhibit M, there are no preferential rights to purchase the Assets ("Preferential Rights") and no consents to the assignment thereof that are required to be obtained in connection with the consummation of the Transaction ("Required Consents").  If there are Preferential Rights or Required Consents, the provisions of this Section shall apply.  If either Party discovers Assets affected by Preferential Rights or Required Consents, Seller shall use its best efforts to give the notices required in connection with the Preferential Rights in sufficient time prior to Closing to permit the lapse of the period of time in which to exercise such Preferential Rights prior to Closing and shall use its best efforts to obtain such Consents prior to Closing.

A.                 Required Consents.

 If a Required Consent has not been obtained as of the Closing, then (i) the portion of the Assets for which such Required Consent has not been obtained shall not be conveyed at the Closing, (ii) the Allocated Value for that Asset shall not be paid to Seller, and (iii) Seller shall use its reasonable efforts to obtain such Required Consent as promptly as possible following Closing.  If a Required Consent has been obtained as of the Final Settlement Date, Seller shall convey the affected Asset to Buyer effective as of the Effective Time and Buyer shall pay Seller the Allocated Value of the affected Asset, reduced by the amount of any net proceeds from the affected Asset attributable to the period of time after the Effective Time with Seller retaining such net proceeds attributable to the period of time after the Effective Time until the affected Asset is assigned, and with Seller bearing all attendant costs in connection therewith, including Property Expenses, royalties and overriding royalties, lease rental and maintenance costs and leasehold payments for the affected Asset accruing during this period of time.  If such Required Consent has not been obtained as of the Settlement Date, the affected Asset shall be deemed to be an Excluded Asset and Seller shall retain such Asset and the Purchase Price shall be deemed to be reduced by an amount equal to the Allocated Value of the particular Asset (with such adjustment being an "Exclusion Adjustment").  Buyer shall reasonably cooperate with Seller in obtaining any Required Consent including providing assurances of reasonable financial conditions, but Buyer shall not be required to expend funds or make any other type of financial commitments a condition of obtaining such consent.

B.                 Preferential Rights.

1.           If any Preferential Right affecting any portion of the Assets is exercised and consummated prior to the Closing Date, that portion of the Assets affected by such Preferential Right shall be deemed to be Excluded Assets and the Purchase Price shall be adjusted downward by an amount equal to the Allocated Value of such affected Assets without the requirement for Buyer to give notice (with such adjustment being an "Exclusion Adjustment").

2.           If by Closing, the time frame for the exercise of such Preferential Rights has not expired and Seller has not received notice of an intent not to exercise or a waiver of the Preferential Right, that portion of the Assets affected by such Preferential Right shall be included in the Assets and assigned to Buyer at Closing.  If such Preferential Right is exercised, the provisions of Section 4.5.B.3 shall apply.

3.           If the affected Asset has been conveyed to Buyer at Closing, and a Preferential Right affecting the Asset is consummated after Closing, Buyer agrees to convey such affected Asset to the party exercising such Preferential Right on the same terms and conditions under which Seller conveyed such Assets to Buyer and retain all amounts paid by the party exercising such Preferential Right.  In the event of such exercise, Buyer shall prepare, execute and deliver a form of conveyance of such Asset to such exercising party, such conveyance to be in form and substance as provided in this Agreement, and Seller agrees to hold harmless and indemnify Buyer from any and all liabilities and obligations associated with such conveyed Asset.

C.                 Exclusive Remedy.

 The remedies set forth in this Section 4.5 are the exclusive remedies under this Agreement for Preferential Rights and Required Consents.

                                                                                                                                                                       ARTICLE  5
ENVIRONMENTAL MATTERS

The provisions of this Article apply only to the environmental matters associated with the Assets as the result of oil and gas operations on the Lands.

5.1              Definitions.

 For the purposes of the Agreement, the following terms shall have the following meanings:

"Environmental Consultant" means a qualified environmental consultant engaged by Buyer, or a qualified employee of Buyer assigned by Buyer, to investigate and assess the environmental condition of the Assets; provided, however, that the duties of the Environmental Consultant provided herein shall, if exercised by a qualified employee of Buyer, be performed in good faith.

"Environmental Defect" means (a) a condition in, on or under an Asset (including, without limitation, air, land, soil, surface and subsurface strata, surface water and ground water or sediments) that causes an Asset to be in violation of an Environmental Law; and (b) Seller has timely received a Valid Environmental Defect Notice for the Environmental Defect.  It is understood and agreed that matters of an essentially similar nature such as, but not limited to, oil spills, chemical barrels or equipment containing NORM found at a single site shall be deemed a single incident or condition.  The Parties agree that each Environmental Defect will be addressed as a single incident or condition, and that Environmental Defects will not be aggregated on a per condition basis or otherwise (i.e., chemical barrels found at all of the Well sites shall not be aggregated, but instead, shall be evaluated on a site by site basis).

"Environmental Defect Deductible" means $250,000.00.

"Environmental Defect Notice" means a written notice given by Buyer to Seller alleging an Environmental Defect.  To be effective, each Environmental Defect Notice must be in writing and must satisfy the following conditions precedent: (i) name the affected Asset, (ii) describe the condition that causes the Environmental Defect, (iii) provide reasonable factual substantiation for the Environmental Defect, and (iv) state the estimated cost to remediate as calculated by the Environmental Consultant.  To be valid, all Environmental Defect Notices must be received by Seller on or before December 12, 2006 at 5:00 p.m. Mountain Time.  For the purpose of the preceding sentence, "factual substantiation for the Environmental Defect" shall mean reports prepared by, or the basis of tests performed by the Environmental Consultant.

"Environmental Defect Value" means the costs to remediate that particular Environmental Defect as substantiated by the Environmental Consultant.

"Environmental Law" means any law, statute, rule, regulation, code, ordinance or order issued by any federal, state, or local governmental entity regulating or imposing liability or standards of conduct concerning protection of the environment or human health and safety or the release or disposal of waste or hazardous materials.

"Remediation" means actions taken to correct an Environmental Defect or otherwise required to remediate in compliance with applicable Environmental Law, as recommended in writing by the Environmental Consultant.

5.2              Environmental Representations.

With respect to the Assets operated by Seller, to Seller's knowledge, Seller has been in material compliance with and has not been and is not in any material respect in violation of or liable under, any Environmental Law.  With respect to the Assets, Seller has not received any actual or threatened order, notice or other communication of any actual or potential violation or failure to comply with any Environmental Law.

5.3              Environmental Liabilities and Obligations

A.                 Retained Environmental Liabilities.

 Upon Closing, if and to the extent the aggregate of all Environmental Defects exceeds the Environmental Defect Deductible, and subject to subsection 5.3 C below, Seller shall retain and pay, perform, fulfill and discharge all claims, cost, expenses, liabilities and obligations accruing or relating to and release Buyer from all Losses attributable to and relating to Environmental Defects for which Seller receives a timely Environmental Defect Notice (the "Retained Environmental Liabilities").  Timely receipt of an Environmental Defect Notice, verification of the cost to remediate by the Environmental Consultant, and the aggregate of all Environmental Defects exceeding the Environmental Defect Deductible, are conditions precedent to Seller's obligation to retain liability for Retained Environmental Liabilities.

B.                 Assumed Environmental Liabilities.

 If the aggregate of all Environmental Defects does not exceed the Environmental Defect Deductible, upon Closing, subject to the limitations set forth in Article 14, Buyer shall assume and pay, perform, fulfill and discharge and release Seller from all Losses relating to environmental conditions in, on or under the Assets attributable to the period of time before and after the Effective Time, including without limitation any and all liability for (i) ground water contamination, (ii) Naturally Occurring Radioactive Materials, (iii) man-made material fibers, or (iv) the obligation to plug and abandon all of the wells located on the Lands and reclamation of existing well sites on the Lands (collectively, the "Assumed Environmental Liabilities").  If Buyer fails to timely deliver an Environmental Defect Notice with respect to an Asset, Buyer shall be deemed to (i) accept the environmental condition(s) in, on and under that Asset or the Assets, (ii) have waived its right to claim an Environmental Defect with respect to that particular condition in, on or under the Assets and (iii) include the particular environmental condition(s) as part of the Assumed Environmental Liabilities.

C.                 Remedies.

 If the aggregate values of all Environmental Defects exceed the Environmental Defect Deductible, with respect to Environmental Defects, Seller shall elect one of the following options: (i) remediate the condition on the affected Assets comprising the specified Environmental Defect(s) as promptly as practicable (and retain its obligation to indemnify and defend Buyer from any Losses relating to such Environmental Defects), such remediation to be consistent with Environmental Laws; or (ii) pay Buyer, no later than 10 days following the delivery of the applicable Environmental Defect Notice(s), Buyer's estimate of the Environmental Defect Value, in which event Buyer shall release Seller from any further Retained Environmental Liability relating to the Environmental Defects so satisfied.

5.4              Contested Environmental Defects.

 If Seller contests the existence of an Environmental Defect or the Environmental Defect Value, Seller shall notify Buyer in writing on or before December 15, 2006, at 5:00 p.m. Mountain Time ("Rejection Notice").  The Rejection Notice shall state with reasonable specificity the basis of the rejection of the Environmental Defect or the Environmental Defect Value.  Within three business days of receipt of the Rejection Notice, (December 20, 2006) representatives of Buyer and Seller knowledgeable in environmental matters shall meet and, either (i) mutually agree to reject the particular Environmental Defect or (ii) agree on the validity of such Environmental Defect and the Environmental Defect Value.  If the Parties cannot agree on either options (i) or (ii) in the preceding sentence, the Environmental Defect and/or the Environmental Defect Value subject to the Rejection Notice shall be resolved in accordance with the arbitration procedures set forth in Section 14.7.  If Seller fails to timely deliver a Rejection Notice, Seller shall be deemed to have accepted the validity of the Environmental Defect and Buyer's estimate of the Environmental Defect Value, and shall be deemed to have waived its own option to contest the Environmental Defect pursuant to this Section.

5.5              Exclusive Remedies.

 The rights and remedies granted each Party in this Article, together with the indemnifications set forth in Article 14 and the rights of each Party to not close pursuant to Articles 10 and 11 are the exclusive rights and remedies against the other Party related to any Environmental Defect or other environmental matters.

                                                                                                                                                                       ARTICLE  6
SELLER'S REPRESENTATIONS

The Parties' agreement with respect to Title Matters and Environmental Matters is set forth in Articles 4 and 5 respectively, and the provisions of those Articles set forth Seller's representations with respect to Title Matters and Environmental Matters.  Seller makes the following representations and warranties as of the execution of this Agreement and as of Closing:

6.1              Company Representations.

A.                 Corporate Representations.

 EXCO Resources, Inc., is a Texas corporation duly organized and validly existing and in good standing under the laws of the State of Texas and is qualified to conduct business in the State of Colorado.

B.                 Seller.

 Seller has all requisite power  and authority to own the Assets, to carry on its business as presently conducted and to execute, deliver, and perform this Agreement and each other document executed or to be executed by Seller in connection with the Transaction.  The execution, delivery, and performance by Seller of this Agreement and other document executed or to be executed by Seller in connection with the Transaction and the consummation of the Transaction have been duly authorized by all necessary company action of Seller.

C.                 No Violation.

 The execution and delivery of this Agreement does not (i) create a lien or encumbrance on the Assets that will remain in existence after Closing, (ii) violate, or be in conflict with, any provision of the governing documents of Seller, or any provision of any statute, rule or regulation applicable to Seller or the Assets or any material lease, contract, agreement, instrument or obligation to which Seller is a party or by which Seller or the Assets are bound, or, (iii) violate, or be in conflict with, any judgment, decree or order applicable to Seller.

6.2              Authorization and Enforceability.

 This Agreement and each other document executed by Seller in connection with this Transaction constitutes Seller's legal, valid and binding obligation, enforceable in accordance with their respective terms, subject, however, to the effects of bankruptcy, insolvency, reorganization, moratorium and other laws for the protection of creditors and equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

6.3              Liability for Brokers' Fees.

 Seller has not incurred any liability, contingent or otherwise, for brokers' or finders' fees relating to this Transaction for which Buyer shall have any responsibility whatsoever.

6.4              No Bankruptcy.

 There are no bankruptcy proceedings pending, being contemplated by or, to the knowledge of Seller, threatened against Seller by any third party.

6.5              Litigation.

 Other than the matters listed in Exhibit N, Seller has not received a written claim or written demand notice that has not been resolved that would adversely affect any of the Assets.  There are no actions, suits, ongoing governmental investigations, written governmental inquiries or proceedings pending or, to the knowledge of Seller, threatened against Seller or any of the Assets, in any court or by or before any federal, state, municipal or other governmental agency that relate to any of the Assets, or that would affect the Seller's ability to execute and deliver this Agreement or to consummate this Transaction.

6.6              Judgments.

 There are no unsatisfied judgments or injunctions issued by a court of competent jurisdiction or other governmental agency outstanding against Seller.

6.7              Compliance with Law.

 Other than the matters listed on Exhibit O, Seller has not received a written notice of a material violation of any statute, law, ordinance, regulation, permit, rule or order of any federal, state, tribal or local government or any other governmental department or agency, or any judgment, decree or order of any court, applicable to the Assets or operations on the Assets, which remains uncured.

6.8              Material Agreements.

 Exhibit C is a list of all agreements, other than the Leases, that are material to the ownership and operation of the Assets (the "Material Agreements.")  Seller has made available to Buyer all of the Material Agreements and Leases in Seller's possession.  Seller has not received and has not given a written notice of material default under any of the Material Agreements that remains uncured.

6.9              Hydrocarbon Sales Contracts.

 Except as set forth on Exhibit C, no Hydrocarbons are subject to a sales contract (other than division orders or spot sales agreements terminable on no more than 30 days notice) and no person has any call upon, option to purchase or similar rights with respect to the production from the Assets.  Proceeds from the sale of oil, condensate, and gas from the Assets are being received in all respects by Seller in a timely manner and are not being held in suspense for any reason.

6.10          Area of Mutual Interest and Other Agreements; Tax Partnerships.

 To Seller's knowledge, and except as listed on Exhibit C, no Asset is subject to (or has related to it) any area of mutual interest agreements or any farm-out or farm-in agreement under which any party thereto is entitled to receive assignments not yet made, or could earn additional assignments after the Effective Time.  No Asset is subject to (or has related to it) any tax partnership.

6.11          Imbalance Volumes.

 There do not exist any gas imbalances other than those listed in Exhibit P (i) which are with gatherers, processors, or transporters or with co-tenants or working interest owners in a well, unit, or field (ii) which are associated with the Assets and (iii) where Seller has received a quantity of gas prior to the Effective Time for which Buyer will have a duty after the Effective Time to deliver an equivalent quantity of gas or pay a sum of money.

6.12          Property Expenses.

 In the ordinary course of business, Seller has paid all Property Expenses attributable to the Assets as such Property Expenses become due, and such Property Expenses are being paid in a timely manner before the same become delinquent, except such Property Expenses as are disputed in good faith by Seller in a timely manner and for which Seller shall retain responsibility.

6.13          Leases.

 Seller has not received a written notice of termination of any of the Leases or written notice of material default under the terms of any Lease that remains uncured; provided however, that Buyer's sole remedy for Seller's breach of this representation shall be the title defect mechanism set for in Article 4.

6.14          Receipt of Proceeds.

 Seller is currently receiving payment from all purchasers of production from the Assets in a timely manner suspense or any indemnity other than the normal division order warranty of title.

6.15          Accuracy of Information.

  All Records and other documents relating to the Assets made available by Seller to Buyer are true and correct copies of documents contained in Seller's files.  To Seller's knowledge, all information and data reflecting volumes of oil and gas production from the Assets, and all lease operating expense, capital cost and revenue information and data, furnished by Seller to Buyer are true and correct, except for such inaccuracies as would not have a material adverse effect on the value of the Assets taken as a whole.  The representations and warranties contained in this Section 6.15 shall not be construed to be representations and warranties with respect to the accuracy of any estimates, forecasts or conclusions contained in any document.

6.16          Permits.

 Seller possesses all permits required to be obtained for conducting its business with respect to the Assets as presently conducted, and with respect to each such permit:  Seller has not received written notice (i) of any violations of such permits that remains uncured or (ii) that such permit will not be renewed.

6.17          Outstanding Commitments, AFEs and Invoices.

 Except as set forth in Exhibit F, to Seller's knowledge, (i) Seller has incurred no expenses, and has made no commitments to make expenditures (including any agreements that would obligate Buyer to make expenditures) in connection with the ownership or operation of the Assets after the Effective Time, other than with respect to routine operations performed in the ordinary course of operating the existing wells on the Assets, which operations are, individually, estimated to cost $25,000.00 or less, net to Seller's interest, and (ii) no proposals or authorities for expenditures (AFEs) are currently outstanding (whether made by Seller or by any other party) to drill additional wells, or to deepen, plug back, or rework existing wells, or to conduct other operations on the Assets for which consent is required under the applicable operating or unitization agreement, or to abandon any wells on the Assets, or to conduct any other operation on the Assets for which the estimated cost exceeds $25,000.00 net to Seller's interest.

6.18          Taxes.

 All taxes and assessments pertaining to the Leases based on ownership of the Leases for all taxable periods prior to the taxable period in which this Agreement is executed have been properly paid.  All income taxes and obligations relating thereto that could result in a lien or other claim against any of the Leases have been properly paid, unless contested in good-faith by appropriate proceeding.

6.19          Hedging Arrangements.

 The Leases are not subject to any gas sales, gathering or transportation contracts which include provisions for hedging, price risk management or other such financial arrangements or transactions, which will affect or burden the Leases from and after the Closing Date.

6.20          Surface Use Agreements.

 To Seller's knowledge, with the exception of Lease provisions, including provisions set forth in recorded addendums to Leases, there are no surface use agreements to which Seller is a party covering any portion of the Lands with the exception of the surface use agreements described on Exhibit D.

6.21          Liens and Encumbrances.

 Except for (i) the burdens and obligations created by or arising under the Leases, (ii) Permitted Encumbrances, and (iii) the Amended and Restated Credit Agreement among EXCO Resources, Inc. and certain of its subsidiaries and JP Morgan Chase, N.A. as Administrative Agent, dated effective March 17, 2006, as amended, there are no loan agreements, promissory notes, pledges, mortgages, guaranties, or liens which were secured by or constitute a lien or encumbrance on the Assets.

6.22          Environmental Representations.

 Seller has not used the Assets as a landfill or for waste disposal, other than for activities associated with normal oil field operations conducted in material compliance with Environmental Laws.

6.23          Plugging and Abandonment Obligations.

 With the exception of the wells identified on Exhibit E, there are no wells which are required to be plugged and abandoned at the present time under applicable governmental laws, rules and regulations or the terms of any Lease or agreement to which Seller is a party.

                                                                                                                                                                       ARTICLE  7
BUYER'S REPRESENTATIONS

Buyer makes the following representations and warranties to Seller as of the execution of this Agreement and as of Closing:

7.1              Corporate Representations.

A.                    Buyer is a Nevada Corporation, duly organized, validly existing and in good standing under the laws of the State of Colorado and is duly qualified, or as of Closing will be duly qualified, to carry on its business in Colorado.

B.                    Buyer has all requisite power and authority to own the Assets after Closing, to carry on its business as presently conducted and to execute, deliver, and perform this Agreement and each other document executed in connection with the Transaction.  The execution, delivery, and performance by Buyer of this Agreement and each other document executed by Buyer in connection with the Transaction, and the consummation of the Transaction, have been duly authorized by all necessary action of Buyer.

C.                    The execution and delivery of this Agreement does not (i) violate, or be in conflict with, any provision of Buyer's governing documents, or any provision of any statute, rule or regulation applicable to Buyer or any material lease, contract, agreement, instrument or obligation to which Buyer is a party or by which Buyer is bound, or (ii) violate, or be in conflict with, any judgment, decree or order applicable to Buyer.

7.2              Authorization and Enforceability.

 The execution, delivery and performance of this Agreement and this Transaction have been duly and validly authorized by all requisite action on behalf of Buyer.  This Agreement and each other document executed by Buyer in connection with this Transaction constitutes Buyer's legal, valid and binding obligation, enforceable in accordance with their respective terms, subject, however, to the effects of bankruptcy, insolvency, reorganization, moratorium and similar laws for the protection of creditors and equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

7.3              Liability for Brokers' Fees.

 Buyer has not incurred any liability, contingent or otherwise, for brokers' or finders' fees relating to this Transaction for which Seller shall have any responsibility whatsoever.

7.4              Litigation.

 There is no action, suit, proceeding, claim or investigation by any person, entity, administrative agency or governmental body pending or, to Buyer's knowledge, threatened against it before any governmental authority that impedes or is likely to impede Buyer's ability to consummate this Transaction and to assume the liabilities to be assumed by Buyer under this Agreement, including without limitation, the Assumed Liabilities.

7.5              Securities Laws.

 Buyer is familiar with the Assets and it is a knowledgeable, experienced and sophisticated investor in the oil and gas business.  Buyer understands and accepts the risks and absence of liquidity inherent in ownership of the Assets.  Buyer acknowledges that the Assets are or may be deemed to be "securities" under the Securities Act of 1933, as amended, and certain applicable state securities or Blue Sky laws and that resales thereof may therefore be subject to the registration requirements of such acts.  The Assets are being acquired solely for Buyer's own account for the purpose of investment and not with a view to resale, distribution or granting a participation therein in violation of any securities laws.

7.6              Financial Resources.

 Buyer has sufficient cash available or borrowing capacity under its credit facility to close this Transaction.

7.7              Buyer's Evaluation.

A.                 Records.

 Buyer is experienced and knowledgeable in the oil and gas business and is aware of its risks.  Buyer acknowledges that Seller is making available to it the Records and the opportunity to examine, to the extent it deems necessary in its sole discretion, all real property, personal property and equipment associated with the Assets.  Except for the representations of Seller contained in this Agreement, Buyer acknowledges and agrees that Seller has not made any representations or warranties, express or implied, written or oral, as to the accuracy or completeness of the Records or any other information relating to the Assets furnished or to be furnished to Buyer or its representatives by or on behalf of Seller, including without limitation any estimate with respect to the value of the Assets, estimates or any projections as to reserves and/or events that could or could not occur, future operating expenses, future workover expenses and future cash flow.

B.                 Independent Evaluation.

 In entering into this Agreement, Buyer acknowledges and affirms that it has relied and will rely solely on the terms of this Agreement and upon its independent analysis, evaluation and investigation of, and judgment with respect to, the business, economic, legal, tax or other consequences of this Transaction including its own estimate and appraisal of the extent and value of the petroleum, natural gas and other reserves of the Assets, the value of the Assets and future operation, maintenance and development costs associated with the Assets.  Buyer is aware of the geologic factors and risks associated with operating oil and gas wells in the area of the Assets.  Accordingly, Buyer assumes the risk of the downhole condition of the Wells.  Except as expressly provided in this Agreement, Seller shall not have any liability to Buyer or its affiliates, agents, representatives or employees resulting from any use, authorized or unauthorized, of the Records or other information relating to the Assets provided by or on behalf of Seller.

                                                                                                                                                                       ARTICLE  8
COVENANTS AND AGREEMENTS

8.1              Covenants and Agreements of Seller.

 Seller covenants and agrees with Buyer as follows:

A.                 Operations Prior to Closing.

 From the date of execution hereof to the Closing, Seller will operate the Assets in a good and workmanlike manner and consistent with past practices.  Seller agrees to maintain the insurance now in effect with respect to the Assets through the date of Closing.  From the date of execution of this Agreement to the Closing Date, Seller shall pay or cause to be paid its proportionate shares of all Property Expenses incurred in connection with the ownership or operations of the Assets.  Seller will timely notify Buyer of proposed activities and major capital expenditures that could reasonably be expected to cost in excess of $25,000.00 per activity net to Seller's interests conducted on the Assets and will keep Buyer timely informed of all material developments affecting any of the Assets.

B.                 Restriction on Operations.

 Except in the case of an emergency, Seller will promptly inform Buyer of all requests for commitments to expend funds in excess of $25,000.00 with respect to the Assets.  Without the prior written consent of Buyer, Seller shall not:

1.           enter into any new agreements or commitments with respect to the Assets which extend beyond the Closing;

2.           commit to or incur any expenditures in excess of $25,000.00 (net to Seller's interest) with respect to any part of the Assets;

3.           make any nonconsent elections with respect to operations affecting the Assets;

4.           abandon any Well or release (or permit to terminate), or modify or reduce its rights under all or any portion of any of the Leases;

5.           modify or terminate any of the Material Agreements or waive or relinquish any right thereunder;

6.           agree to any renegotiated price, take or other terms under existing gas purchase agreements;

7.           agree to any credit or prepayment arrangement that would reduce the share of gas deliverable with respect to the Assets following the Effective Time;

8.           enter into any agreement or instrument for the sale, treatment, or transportation of production from the Assets (except for sales agreements terminable on no more than 30 days' notice);

9.           create any material gas imbalance affecting the Assets; or

10.         encumber, sell or otherwise dispose of any of the Assets, other than personal property that is replaced by equivalent property or consumed in the normal operation of the Assets.

For the purposes of obtaining the written consents required in this Section 8.1, Buyer designates the person set forth in Section 15.2.  Such consents may be obtained in writing by overnight courier or given by telecopy or facsimile transmission.

C.                 Notification of Claims.

 Seller shall promptly notify Buyer of any suit, action or other written proceeding before any court or governmental agency and any cause of action that relates to the Assets or that might, in Seller's reasonable judgment, result in impairment or loss of Seller's title to any portion of the Assets or the value thereof or that might hinder or impede the operation of the Leases arising or threatened in writing prior to the Closing.

D.                 Existing Relationships.

 Prior to the Closing, Seller shall not introduce any new method of management, operation or accounting with respect to the Assets and shall use all reasonable efforts to preserve its relationships with customers, suppliers, distributors, contractors, operators, non-operators, royalty owners, and others having business dealings with it in connection with the Assets.

E.                  Buyer as Successor Operator.

 Seller shall use its commercially reasonable efforts to obtain sufficient consents of working interest owners prior to the Closing to cause Buyer to be elected as successor operator of the Assets currently operated by any party Seller.

8.2              Covenants and Agreements of Buyer.

 Buyer covenants and agrees with Seller as follows:

A.                 Replacement Bonds and Instruments.

 At Closing or as soon as practical thereafter, Buyer shall provide replacement instruments for each bond or similar contingent obligation given by Seller securing its, or its contract operator's, obligations relating to the Assets, set forth on Exhibit K (collectively, the "Instruments").  As soon as practical after Closing, Buyer (with reasonable assistance of Seller as requested by Buyer) shall use its best efforts to obtain the release of the Assets and/or Seller from the Instruments.

8.3              Confidentiality.

A.                 Information.

 All data and information, whether written or oral, obtained from Seller in connection with this Transaction, including the Records, whether obtained by Buyer before or after the execution of this Agreement (collectively, the "Information") is deemed by the Parties to be confidential and proprietary to Seller.  Until the Closing (and for a period of one year if Closing should not occur for any reason), except as required by law or applicable stock exchange rule, Buyer and its officers, agents and representatives will hold in strict confidence the terms of this Agreement, all Information, except any Information which:  (i) at the time of disclosure to Buyer by Seller is in the public domain; (ii) after disclosure to Buyer by Seller becomes part of the public domain by publication or otherwise, except by breach of this commitment by Buyer; (iii) Buyer can establish by competent proof was rightfully in Buyer's possession at the time of disclosure to Buyer by Seller; (iv) Buyer rightfully receives from third parties free of any obligation of confidence; or (v) is developed independently by Buyer without the Information, provided that the person or persons developing the data shall not have had access to the Information.

B.                 Return of Information.

 If this Transaction does not close on or before the date set for Closing, or such later date as agreed to by the Parties, Buyer shall (i) upon written request by Seller, return to Seller all copies of the Information in possession of Buyer obtained pursuant to any provision of this Agreement, which Information is at the time of termination required to be held in confidence pursuant to Section 8.3A.; (ii) not utilize or permit utilization of the Information to compete directly or indirectly with Seller; and (iii) destroy any and all notes, reports, studies or analyses and all data and information generated by Buyer to the extent based on or incorporating the Information.  The terms of Section 8.3.A., B., and C. shall survive termination of this Agreement.

C.                 Injunctive Relief.

 Buyer agrees that Seller will not have an adequate remedy at law if Buyer violates any of the terms of Sections 8.3 A. and/or B.  In such event, Seller will have the right, in addition to any other it may have, to obtain injunctive relief to restrain any breach or threatened breach of the terms of Sections 8.3.A. and/or B., or to obtain specific enforcement of such terms.

8.4              Cure Period for Breach.

 If any Party believes any other Party has breached the terms of this Agreement, the Party who believes the breach has occurred shall give written notice to the breaching Party of the nature of the breach and give the breaching Party at least two business days to cure.  Notwithstanding the foregoing, this Section shall not apply to breach of the Parties' obligations at Closing and shall not operate to delay Closing.

8.5              Notice of Breach.

 If either Seller or Buyer develops or possesses information that leads it to believe that the other Party may have breached a representation or warranty under this Agreement, that Party shall promptly inform the other Party of such potential breach so that it may attempt to remedy or cure such breach prior to Closing.  The provisions of this Agreement and the various documents and agreements to be executed and delivered pursuant hereto relating to representations, warranties, indemnities and agreements of Seller or Buyer shall not be altered or modified by the Closing or by Buyer's or Seller's knowledge of any event or Buyer's or Seller's review of any documents or other matters except as expressly provided herein to the contrary.

                                                                                                                                                                       ARTICLE  9
TAX MATTERS

9.1              Apportionment of Tax Liability.

 "Taxes" shall mean all ad valorem, property, production, excise, net proceeds, severance and all other taxes and similar obligations assessed against the Assets or based upon or measured by the ownership of the Assets or the production of Hydrocarbons or the receipt of proceeds therefrom, other than income taxes.  All Taxes based on or measured by production of Hydrocarbons shall be deemed attributable to the period during which such production occurred and not attributable to the year in which such Taxes are assessed.  The apportionment of Taxes between the Parties shall take place as an adjustment to the Purchase Price pursuant to Sections 2.4 and 13.1 in the Preliminary Settlement Statement for Taxes for which information is available at Closing and in the Final Settlement Statement for all remaining Taxes, using estimates of such Taxes if actual numbers are not available.

9.2              Tax Reports and Returns.

 Seller agrees to file all tax returns for the period of time prior to the Effective Time, and Buyer agrees to file all tax returns for the period of time after the Effective Time.  The Party not filing the return agrees to provide the Party filing the return with appropriate information which is necessary to file any required tax reports and returns related to the Assets.  Buyer agrees to file all tax returns and reports applicable to the Assets that are required to be filed after the Closing, and pay all required Taxes payable with respect to the Assets subject to the provisions of Sections 9.1 and 14.4.

9.3              Sales Taxes.

 Buyer shall be liable for and shall indemnify Seller for, any sales and use taxes, conveyance, transfer and recording fees and real estate transfer stamps or taxes that may be imposed on any transfer of the Assets pursuant to this Agreement.  If required by applicable law, Seller shall, in accordance with applicable law, calculate and remit any sales or similar taxes that are required to be paid as a result of the transfer of the Assets to Buyer and Buyer shall promptly reimburse Seller therefor.  If Seller receives notice that any sales and/or use taxes are due, Seller shall promptly forward such notice to Buyer for handling.

9.4              Tax Information.

 Buyer and Seller shall cooperate and agree upon allocation of the proceeds for the respective properties and shall agree to file any necessary tax forms with the United States Internal Revenue Service including but not limited to Form 8594.

                                                                                                                                                                    ARTICLE  10
CONDITIONS PRECEDENT TO CLOSING

10.1          Seller's Conditions Precedent.

 The obligations of Seller at the Closing are subject, at the option of Seller, to the satisfaction or waiver at or prior to the Closing of the following conditions precedent:

A.                    All representations and warranties of Buyer contained in this Agreement are true in all material respects (considering this Transaction as a whole) at and as of the Closing in accordance with their terms as if such representations and warranties were remade at and as of the Closing.  Buyer has performed and satisfied all covenants and agreements required by this Agreement to be performed and satisfied by Buyer at or prior to the Closing in all material respects and Buyer shall deliver a certificate to Buyer confirming the foregoing;

B.                    No order has been entered by any court or governmental agency having jurisdiction over the Parties or the subject matter of this Agreement that restrains or prohibits this Transaction and that remains in effect at the time of Closing;

C.                    The aggregate value of all Title Defects and Environmental Defects does not exceed $13,250,000.00.

10.2          Buyer's Conditions Precedent.

 The obligations of Buyer at the Closing are subject, at the option of Buyer, to the satisfaction or waiver at or prior to the Closing of the following conditions precedent:

A.                    All representations and warranties of Seller contained in this Agreement are true in all material respects at and as of the Closing in accordance with their terms as if such representations were remade at and as of the Closing.  For the purposes of this Section, the knowledge qualifier contained in any Seller representation and warranty shall be disregarded.  Seller has performed and satisfied all covenants and agreements required by this Agreement to be performed and satisfied by Seller at or prior to the Closing in all material respects and Seller shall deliver a certificate to Buyer confirming the foregoing;

B.                    No order has been entered by any court or governmental agency having jurisdiction over the Parties or the subject matter of this Agreement that restrains or prohibits this Transaction and that remains in effect at the time of Closing;

C.                    The aggregate value of all Title Defects and Environmental Defects does not exceed $13,250,000.00; and

D.                    A recordable release of the Amended and Restated Credit Agreement among EXCO Resources, Inc. and certain of its subsidiaries and JP Morgan Chase, N.A. as Administrative Agent, dated effective March 17, 2006, as amended.

                                                                                                                                                                    ARTICLE  11
RIGHT OF TERMINATION AND ABANDONMENT

11.1          Termination.

 This Agreement may be terminated in accordance with the following provisions:

A.                    by Seller if either Seller's conditions set forth in Section 10.1 are not satisfied through no fault of Seller, or are not waived by Seller, as of the Closing Date;

B.                    by Buyer if Buyer's conditions set forth in Section 10.2 are not satisfied through no fault of Buyer, or are not waived by Buyer, as of the Closing Date; and

C.                    by either Party if the Purchase Price reduction described in either Sections 10.1 C. and 10.2 C. has occurred and not been waived by both Seller and Buyer; and

D.                    by either party is there has been no release by Closing of the Amended and Restated Credit Agreement among EXCO Resources, Inc. and certain of its subsidiaries and JP Morgan Chase, N.A. as Administrative Agent, dated effective March 17, 2006, as amended.

11.2          Liabilities Upon Termination.

A.                 Buyer's Breach.

 If Closing does not occur because Buyer wrongfully fails to tender performance at Closing or otherwise breaches this Agreement prior to Closing, and Seller is ready to close, the Escrow Agent shall disburse the Deposit to Seller, together with interest thereon, as liquidated damages.  Buyer's failure to close shall not be considered wrongful if Buyer has terminated this Agreement as of right under Section 11.1.  The remedy set forth herein shall be Seller's sole and exclusive remedy for Buyer's wrongful failure to close hereunder and Seller expressly waives any and all other remedies, legal and equitable, that it otherwise may have had for Buyer's wrongful failure to close.

B.                 Seller's Breach.

 If Closing does not occur because Seller wrongfully fails to tender performance at Closing or otherwise breaches this Agreement prior to Closing, and Buyer is ready and otherwise able to close, the Escrow Agent shall return the Deposit, together with interest thereon, to Buyer not later than 15 days after the determination that the Closing will not occur, or Buyer may pursue specific performance, and in any event Buyer shall have all other remedies available to it for Seller's wrongful failure to close hereunder.

                                                                                                                                                                    ARTICLE  12
CLOSING

12.1          Date of Closing.

 The "Closing" of this Transaction shall be held on or before January 4, 2007.  The date the Closing actually occurs is called the "Closing Date."

12.2          Place of Closing.

 The Closing shall be held at the offices of Seller's counsel, Bjork Lindley Little PC, 1600 Stout Street, Suite 1400, Denver, Colorado, 80202 at 9:00 a.m. or at such other time and place as Buyer and Seller may agree in writing.

12.3          Closing Obligations.

 At Closing, the following events shall occur, each being a condition precedent to the others and each being deemed to have occurred simultaneously with the others:

A.                    Seller shall execute, acknowledge and deliver to Buyer, an Assignment, Bill of Sale and Conveyance with a special warranty of title by, through and under Seller in the form attached as Exhibit G conveying the Assets to Buyer as of the Effective Time.

B.                    Seller shall execute, acknowledge and deliver to Buyer, assignments on the required governmental forms necessary to convey the Assets to Buyer.

C.                    Seller and Buyer shall execute and deliver the Preliminary Settlement Statement.

D.                    Buyer shall deliver the Closing Amount to the account at the bank designated by Seller in writing, by wire transfer in immediately available funds, or by such other method as agreed to by the Parties.

E.                     Buyer and Seller shall execute instructions to the Escrow Agent to wire the funds in the Escrow Account to Seller.

F.                     Buyer shall deliver to Seller the Officer's Certificate in form and substance as set forth in Exhibit H.

G.                    Seller shall deliver to Buyer the Officer's Certificate in form and substance as set forth in Exhibit I.

H.                    Seller shall execute and deliver to Buyer an affidavit of non-foreign status and no requirement for withholding under Section 1445 of the Code in the form attached as Exhibit J.

I.                       Seller shall prepare, execute and deliver to Buyer appropriate letters‑in‑lieu of transfer orders.

J.                      Buyer and Seller shall execute all documents necessary to transfer operations on the Seller operated Assets to Buyer or Buyer's designated operator.

K.                   Seller shall make the Records available for pick up by Buyer at Closing to the extent possible, but in any event, within five business days after Closing.

L.                     Seller and Buyer shall take such other actions and deliver such other documents as are contemplated by this Agreement.

                                                                                                                                                                    ARTICLE  13
POST-CLOSING OBLIGATIONS

13.1          Post-Closing Adjustments.

A.                 Final Settlement Statement.

 As soon as practicable after the Closing, but in no event later than 90 days after Closing, Seller, with assistance from Buyer's staff, will prepare and deliver to Buyer, in accordance with customary industry accounting practices, the Final Settlement Statement (the "Final Settlement Statement") setting forth each adjustment or payment that was not finally determined as of the Closing and showing the calculation of such adjustment and the resulting final purchase price (the "Final Purchase Price").  As soon as practicable after receipt of the Final Settlement Statement, but in no event later than on or before 30 days after receipt of Seller's proposed Final Settlement Statement, Buyer shall deliver to Seller a written report containing any changes that Buyer proposes to make to the Final Settlement Statement.  Buyer's failure to deliver to Seller a written report detailing proposed changes to the Final Settlement Statement by that date shall be deemed an acceptance by Buyer of the Final Settlement Statement as submitted by Seller.  The Parties shall agree with respect to the changes proposed by Buyer, if any, no later than 45 days after receipt of Seller's proposed Final Settlement Statement.  The date upon which such agreement is reached or upon which the Final Purchase Price is established shall be herein called the "Final Settlement Date."  If the Final Purchase Price is more than the Closing Amount, Buyer shall pay Seller the amount of such difference.  If the Final Purchase Price is less than the Closing Amount, Seller shall pay to Buyer the amount of such difference.  Any payment by Buyer or Seller, as the case may be, shall be made by wire transfer of immediately available funds within 5 days of the Final Settlement Date.  Any adjustments requiring additional payment by either Buyer or Seller shall also be made in the same manner.

B.                 Dispute Resolution.

 If the Parties are unable to resolve a dispute as to the Final Purchase Price by 45 days after Buyer's receipt of Seller's proposed Settlement Statement, the Parties shall submit the dispute to binding arbitration to be conducted pursuant to Section 14.7.

13.2          Records.

 Seller shall make the Records available for pick up by Buyer at Closing to the extent possible, but in any event, within five business days after Closing.  Seller may retain copies of the Records and Seller shall have the right to review and copy the Records during standard business hours upon reasonable notice for so long as Buyer retains the Records.  Buyer agrees that the Records will be maintained in compliance with all applicable laws governing document retention.  Buyer will not destroy or otherwise dispose of Records for a period of 6 years after Closing, unless Buyer first gives Seller reasonable notice and an opportunity to copy the Records to be destroyed.

13.3          Further Assurances.

 From time to time after Closing, Seller and Buyer shall each execute, acknowledge and deliver to the other such further instruments and take such other action as may be reasonably requested in order to accomplish more effectively the purposes of this Transaction.

                                                                                                                                                                    ARTICLE  14
ASSUMPTION AND RETENTION OF OBLIGATIONS AND INDEMNIFICATION

14.1          Buyer's Assumption of Liabilities and Obligations.

 Upon Closing, and except for Retained Liabilities and subject to Section 14.5, Buyer shall assume and pay, perform, fulfill and discharge all claims, costs, expenses, liabilities and obligations accruing or relating to (i) the owning, developing, exploring, operating or maintaining of the Assets or the producing, transporting and marketing of Hydrocarbons from the Assets for the period from and after the Effective Time unless specifically stated otherwise below, including, without limitation, the Material Agreements; (ii) the Assumed Environmental Liabilities whether arising before or after the Effective Time; (iii) the obligation to plug and abandon all Wells and reclaim all well sites located on the Lands regardless of when the obligations arose, except for those wells listed in Exhibit E for which Seller shall retain liability as set forth in Section 14.2 below; (iv) the make-up and balancing obligations for gas from the Wells regardless of when the imbalance occurred, and (v) any breach of any representation, warranty, covenant or agreement of Buyer contained in this Agreement (collectively, the "Assumed Liabilities").

14.2          Seller's Retention of Liabilities and Obligations.

 Upon Closing and subject to Sections 14.3 and 14.5, Seller retains all claims, costs, expenses, liabilities and obligations accruing or relating to (i) the owning, developing, exploring, operating or maintaining of the Assets or the producing, transporting and marketing of Hydrocarbons from the Assets prior to the Effective Time, except for the Assumed Environmental Liabilities, but including without limitation the payment of royalties, overriding royalties and Taxes attributable to the period of time prior to the Effective Time; (ii) the Retained Environmental Liabilities; (iii) any injury, death, casualty, tortious action or inaction occurring on or attributable to the Assets and attributable to the period of time prior to the Closing Date, (iv) employee-related claims of Seller attributable to the period of time prior to the Closing Date, (v) any breach of any representation, warranty, covenant or agreement of Seller contained in this Agreement, (vi) the Property Expenses attributable to the period of time prior to the Effective Time, and (vii) the obligation to plug and abandon the wells and reclaim all well sites listed in Exhibit E (collectively, the "Retained Liabilities").

14.3          Suspended Funds.

 At Closing Seller will transfer to Buyer all funds, if any, held by Seller in suspense owing to third parties on account of production from the Assets, together with identification of those funds on a well-by-well, and owner-by-owner basis.  Buyer shall assume responsibility for the payment thereof to third parties entitled to the same, to the extent of the funds transferred, and shall indemnify and hold Seller harmless for claims related to or arising out of Buyer's payment, mispayment or failure to make payment of such funds.  Seller shall indemnify and hold harmless Buyer for claims related to wrongfully withheld suspended funds attributable to the period of time prior to the Effective Time.

14.4          Proceeds and Invoices for Property Expenses Received After the Settlement Date.

 After the Settlement Date, those proceeds attributable to the Assets received by a Party or invoices received for or Property Expenses paid by one Party for or on behalf of the other Party with respect to the Assets which were not already included in the Settlement Statement shall be settled as follows:

A.                    Proceeds.

 Proceeds received by Buyer with respect to sales of Hydrocarbons produced prior to the Effective Time shall be remitted or forwarded to Seller.  Proceeds received by Seller with respect to sales of Hydrocarbons produced after the Effective Time shall be forwarded to Buyer.

B.                 Property Expenses.

 Invoices for Property Expenses received by Buyer that relate to operations on the Assets prior to the Effective Time shall be forwarded to Seller by Buyer, or if already paid by Buyer, invoiced by Buyer to Seller.  Invoices for Property Expenses received by Seller that relate to operations on the Assets after the Effective Time shall be forwarded to Buyer by Seller, or if already paid by Seller, invoiced by Seller to Buyer.

14.5          Indemnification.

 "Losses" shall mean any actual losses, costs, expenses (including court costs, reasonable fees and expenses of attorneys, technical experts and expert witnesses and the cost of investigation), liabilities, damages, demands, suits, claims, and sanctions of every kind and character (including civil fines) arising from, related to or reasonably incident to matters indemnified against.

After the Closing, the Parties shall indemnify each other as follows:

A.                 Seller's Indemnification of Buyer.

 Seller assumes all risk, liability, obligation and Losses in connection with, and shall defend, indemnify, and save and hold harmless Buyer, its officers, directors, employees and agents, from and against all Losses which arise from or in connection with (i) the Retained Liabilities, (ii) any matter for which Seller has agreed to indemnify Buyer under this Agreement, and (iii) any breach by Seller of this Agreement.

B.                 Buyer's Indemnification of Seller.

 Buyer assumes all risk, liability, obligation and Losses in connection with, and shall defend, indemnify, and save and hold harmless Seller, its members, officers, directors, employees and agents, from and against all Losses which arise from or in connection with (i) the Assumed Liabilities, (ii) any matter for which Buyer has agreed to indemnify Seller under this Agreement, and (iii) any breach by Buyer of this Agreement.

C.                 Release.

 Buyer shall be deemed to have released Seller at the Closing from any Losses for which Buyer has agreed to indemnify Seller hereunder, and Seller shall be deemed to have released Buyer at the Closing from any Losses for which Seller has agreed to indemnify Buyer hereunder.

14.6          Procedure.

 The indemnifications contained in this Agreement shall be implemented as follows:

A.                 Coverage.

 Such indemnity shall extend to all Losses suffered or incurred by the indemnified Party.

B.                 Claim Notice.

 The Party seeking indemnification under the terms of this Agreement ("Indemnified Party") shall submit a written "Claim Notice" to the other Party ("Indemnifying Party") which shall list the amount claimed by an Indemnified Party, the basis for such claim, with supporting documentation, and list each separate item of Loss for which payment is so claimed.  The amount claimed shall be paid by the Indemnifying Party to the extent required herein within 30 days after receipt of the Claim Notice, or after the amount of such payment has been finally established, whichever last occurs.

C.                 Information.

 If the Indemnified Party receives notice of a claim or legal action that may result in a Loss for which indemnification may be sought under this Agreement (a "Claim"), the Indemnified Party shall give written notice of such Claim to the Indemnifying Party as soon as is practicable.  The Indemnified Party shall furnish the Indemnifying Party with copies of all pleadings and other information with respect to such Claim.  At the election of the Indemnifying Party made within 60 days after receipt of such notice, the Indemnified Party shall permit the Indemnifying Party to assume control of such Claim (to the extent only that such Claim, legal action or other matter relates to a Loss for which the Indemnifying Party is liable), including the determination of all appropriate actions, the negotiation of settlements on behalf of the Indemnified Party, and the conduct of litigation through attorneys of the Indemnifying Party's choice; provided, however, that any settlement of the claim by the Indemnifying Party may not result in any liability or cost to the Indemnified Party without its prior written consent.  If the Indemnifying Party elects to assume control, (i) any expense incurred by the Indemnified Party thereafter for investigation or defense of the matter shall be borne by the Indemnified Party, and (ii) the Indemnified Party shall give all reasonable information and assistance, other than pecuniary, that the Indemnifying Party shall deem necessary to the proper defense of such Claim.  In the absence of such an election, the Indemnified Party will use its best efforts to defend, at the Indemnifying Party's expense, any claim, legal action or other matter to which such other Party's indemnification applies until the Indemnifying Party assumes such defense.  If the Indemnifying Party fails to assume such defense within the time period provided above, the Indemnified Party may settle the Claim, in its reasonable discretion at the Indemnifying Party's expense.  If such a Claim requires immediate action, both the Indemnified Party and the Indemnifying Party will cooperate in good faith to take appropriate action so as not to jeopardize defense of such Claim or either Party's position with respect to such Claim.

14.7          Dispute Resolution.

 Subject to the provisions of subsection 4.3 above, the Parties agree to resolve all disputes concerning this Agreement pursuant to the provisions of this Section, such disputes to include without limitation (i) the existence and scope of a Title Defect, (ii) the Title Defect Value of that portion of the Asset affected by a Title Defect, (iii) the adequacy of Seller's Title Defect curative materials, (iv) the existence of an Environmental Defect, (v) the Environmental Defect Value, (vi) the adequacy of any remediation actions take with respect to an Environmental Defect, or (vii) disputes concerning a Claim or amount to be paid by an Indemnifying Party (each a "Dispute" and collectively "Disputes").  The Parties agree to submit all Disputes to binding arbitration in Denver, Colorado, such arbitration to be conducted as follows:  The arbitration proceeding shall be conducted by the American Arbitration Association in accordance with its commercial rules, with discovery to be conducted in accordance with the Federal Rules of Civil Procedure.  The arbitration shall be governed by Colorado law and shall be held in Denver, Colorado.  The arbitration shall be before a three-person panel of neutral arbitrators, consisting of one person picked by each side, and the two arbitrators so selected picking the third (with the panel so picked being the "Arbitrators").  Any disputes over the scope of discovery shall be determined by the Arbitrators.  The Arbitrators shall conduct a hearing no later than 60 days after submission of the matter to arbitration, and the Arbitrators shall render a written decision within 30 days of the hearing.  At the hearing, the Parties shall present such evidence and witnesses as they may choose, with or without counsel.  Adherence to formal rules of evidence shall not be required but the Arbitrators shall consider any evidence and testimony that they determine to be relevant, in accordance with procedures that they determine to be appropriate.  Any award entered in the arbitration shall be made by a written opinion stating the reasons and basis for the award made and any payment due pursuant to the arbitration shall be made within 15 days of the decision by the Arbitrators.  The final decision shall be binding on the Parties, final and non-appealable, and may be filed in a court of competent jurisdiction and may be enforced by any Party as a final judgment of such court.  Each Party shall bear its own costs and expenses of the arbitration, provided, however, that the costs of employing the Arbitrators shall be borne 50% by the Seller and 50% by the Buyer.

14.8          No Insurance; Subrogation.

 The indemnifications provided in this Agreement shall not be construed as a form of insurance.  Buyer and Seller hereby waive for themselves, their respective successors or assigns, including, without limitation, any insurers, any rights to subrogation for Losses for which each of them is respectively liable or against which each respectively indemnifies the other, and, if required by applicable policies, Buyer and Seller shall obtain waiver of such subrogation from their respective insurers.

14.9          Reservation as to Non-Parties.

 Nothing herein is intended to limit or otherwise waive any recourse Buyer or Seller may have against any non-Party for any obligations or liabilities that may be incurred with respect to the Assets.

                                                                                                                                                                    ARTICLE  15
MISCELLANEOUS

15.1          Expenses.

 All fees, costs and expenses incurred by Buyer or Seller in negotiating this Agreement or in consummating this Transaction shall be paid by the Party incurring the same, including, without limitation, engineering, land, title, legal and accounting fees, costs and expenses.

15.2          Notices.

 All notices and communications required or permitted under this Agreement shall be in writing and addressed as set forth below.  Any communication or delivery hereunder shall be deemed to have been made and the receiving Party charged with notice when received whether by (i) personal delivery, (ii) telecopy or facsimile transmission, (iii) mail or (iv) overnight courier.  All notices shall be addressed as follows:

If to Seller:

EXCO Resources, Inc.

12377 Merit Drive, Suite 1700

Dallas, Texas 75251

Attention: Rick Hodges, Vice President of Land

Telephone:  (214) 368-2084

Fax:  (214) 706-3424

With copies to:

EXCO Resources, Inc.

12377 Merit Drive, Suite 1700

Dallas, Texas 7525

William L. Boeing, Vice President, General Counsel, and Secretary

Telephone:  (214) 368-2084

Fax:  (214) 706-3409

If to Buyer:

Dewey Gerdom

Vice President, Exploration

Petroleum Development Corporation

3801 Carson Avenue

Evans, Colorado  80620

Telephone:   (907) 506‑9272

Fax:   (907) 506‑9276

With copies to:

Eric Stearns

Executive Vice President, Exploration and Development

Petroleum Development Corporation

103 East Main Street

P.O. Box 26

Bridgeport, West Virginia  26330

Telephone:  (304) 842‑3597

Fax:  (304) 842‑0913

Any Party may, by written notice so delivered to the other Party, change the address or individual to which delivery shall thereafter be made.

15.3          Amendments/Waiver.

 Except for waivers specifically provided for in this Agreement, this Agreement may not be amended nor any rights hereunder waived except by an instrument in writing signed by the Party to be charged with such amendment or waiver and delivered by such Party to the Party claiming the benefit of such amendment or waiver.

15.4          Assignment.

 If either Party assigns all or a portion of its rights and obligations under this Agreement, such Party shall remain responsible for all of its obligations under this Agreement, including without limitation, its indemnity obligations.  No such assignment or obligation shall increase the burden on the non-assigning Party or impose any duty on the non-assigning Party to communicate with or report to any transferee, and the non-assigning Party may continue to look to the assigning Party for all purposes under this Agreement.

15.5          Announcements.

 Seller and Buyer shall consult with each other with regard to all press releases and other announcements issued after the date of execution of this Agreement and prior to the Closing Date concerning this Agreement or this Transaction and, except as may be required by applicable laws or the applicable rules and regulations of any governmental agency or stock exchange, Buyer or Seller shall not issue any such press release or other publicity without the prior written consent of the other Party, which consent shall not be unreasonably withheld.

15.6          Counterparts/Fax Signatures.

 The Parties may execute this Agreement in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute one instrument.  Facsimile signatures are binding.

15.7          Governing Law.

 This Agreement and this Transaction and any arbitration or dispute resolution conducted pursuant hereto shall be construed in accordance with, and governed by, the laws of the State of Colorado.

15.8          Entire Agreement.

 This Agreement constitutes the entire understanding among the Parties, their respective members, shareholders, officers, directors and employees with respect to the subject matter hereof, superseding all written or oral negotiations and discussions, and prior agreements and understandings relating to such subject matter. Each Exhibit and Schedule attached to this Agreement is incorporated into this Agreement.

15.9          Knowledge.

 The "knowledge of a Party" shall mean for purposes of this Agreement, the actual, conscious knowledge of the Party at the time the assertion regarding knowledge is made.  If the Party is a corporation, or other entity other than a natural person, such actual, conscious knowledge must be on the part of an officer of the corporation.

15.10      Binding Effect.

 This Agreement shall be binding upon, and shall inure to the benefit of, the Parties hereto, and their respective successors and assigns.

15.11      Survival.

 Seller's representations set forth in Sections 6.1 through 6.6 and Buyer's representations set forth in Sections 7.1 through 7.7 shall survive without limitation as to time.  Seller's representations set forth in Sections 6.7 through 6.10 and Section 6.12 through 6.23 shall survive until January 4, 2008.  Seller's representation in Section 6.11 shall survive until January 4, 2009.  Nothing herein shall affect or terminate Seller's special warranties of title set forth in the assignment delivered at Closing.  Except for representations that survive without limitation as to time, or as otherwise provided for in this section, a claim for a breach of a representation or warranty must be made on or before January 4, 2008.  Delivery of the Assignment, Bill of Sale and Conveyance at the Closing will not constitute a merger of this Agreement with such Assignment.

15.12      Limitation on Damages.

 The Parties shall not have any liability to each other for consequential, punitive or exemplary damages arising out of or related to a Party's acts or omissions.

15.13      No Third-Party Beneficiaries.

 This Agreement is intended to benefit only the Parties hereto and their respective permitted successors and assigns.  There are no third party beneficiaries to this Agreement.

15.14      Condition Precedent.

 A condition precedent to the effectiveness of this Agreement is signature by both Buyer and Seller.  Unless and until both Buyer and Seller have executed this Agreement, the Agreement will not be legally binding.

15.15      References, Titles and Construction.

 All references in this Agreement to Articles, Sections, Subsections and other subdivisions refer to corresponding Articles, Sections, Subsections and other subdivisions of this Agreement unless expressly provided otherwise.

A.                    Titles appearing at the beginning of any of such Subdivisions are for convenience only and shall not constitute part of such Subdivisions and shall be disregarded in construing the language contained in such Subdivisions.

B.                    The words "this Agreement", "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.

C.                    Words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Pronouns in masculine, feminine and neutral genders shall be construed to include any other gender.

D.                    Unless the context otherwise requires or unless otherwise provided herein, the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments or restatements of such agreement, instrument or document, provided that nothing contained in this subsection shall be construed to authorize such renewal, extension, modification, amendment or restatement.

E.                     Examples shall not be construed to limit, expressly or by implication, the matter they illustrate.

F.                     The word "or" is not intended to be exclusive and the word "includes" and its derivatives mean "includes, but is not limited to" and corresponding derivative expressions.

G.                    No consideration shall be given to the fact or presumption that one party had a greater or lesser hand in drafting this Agreement.

H.                    All references herein to "$" or "dollars" shall refer to U.S. Dollars.

Remainder Of This Page Intentionally Left Blank.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the Effective Time.

SELLER

EXCO Resources, Inc.

By:

       R.L. Hodges, Vice President of Land

Date: December 11, 2006

BUYER

Petroleum Development Corporation

By:

       Eric R. Stearns, Executive Vice President, Exploration and Production

Date: December 11, 2006

Exhibit "A"

Attached to and made a part of that Purchase and Sale Agreement dated effective October 1, 2006 between EXCO Resources, Inc., as Seller and Petroleum Development Corporation, as Buyer

1.

2.      A-1: LEASES

3.

4.           LEASE NUMBER:  CO-050007-0001-001

5.           LESSOR:        EWING INVESTMENT COMPANY C/O J CHALMERS EWING

6.           LESSEE:        ENERGY MINERALS CORPORATION

7.           LEASE DATE:    04/05/1980

8.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

9.                          ------------------------------------------------------------

10.                      902        1824066               COLORADO      WELD

11.       DESCRIPTION:

12.             WELD COUNTY, COLORADO

13.             TOWNSHIP 5 NORTH, RANGE 63 WEST, SECTION 19:

14.             PART OF E/2 NE/4 LYING SOUTH OF CENTER LINE OF CR #56, FROM

15.             THE SURFACE DOWN TO STRATAGRAPHIC EQUIVALENT OF 6801 FEET.

16.

17.       LEASE NUMBER:  CO-050007-0001-002

18.       LESSOR:        JAMES LEE ODLE; RUTH ANN ODLE

19.       LESSEE:        SUNSHINE VALLEY PETROLEUM

20.       LEASE DATE:    03/13/1985

21.       RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

22.                      ------------------------------------------------------------

23.                      1061       2002265               COLORADO      WELD

24.       DESCRIPTION:

25.             WELD COUNTY, COLORADO

26.             TOWNSHIP 5 NORTH, RANGE 63 WEST, SECTION 19:

27.             PART OF E/2 NE/4 LYING SOUTH OF CENTER LINE OF CR #56, FROM

28.             THE SURFACE DOWN TO STRATAGRAPHIC EQUIVALENT OF 6801 FEET.

29.

30.       LEASE NUMBER:  CO-050007-0001-003

31.       LESSOR:        MARY E REEVES, A WIDOW

32.       LESSEE:        SUNSHINE VALLEY PETROLEUM

33.       LEASE DATE:    03/13/1985

34.       RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

35.                      ------------------------------------------------------------

36.                      1061       2002264               COLORADO      WELD

37.       DESCRIPTION:

38.             WELD COUNTY, COLORADO

39.             TOWNSHIP 5 NORTH, RANGE 63 WEST, SECTION 19:

40.             PART OF E/2 NE/4 LYING SOUTH OF CENTER LINE OF CR #56, FROM

41.             THE SURFACE DOWN TO STRATAGRAPHIC EQUIVALENT OF 6801 FEET.

42.

43.       LEASE NUMBER:  CO-050007-0001-004

44.       LESSOR:        PAUL W GAISER; BILLIE LOU GAISER

45.       LESSEE:        SUNSHINE VALLEY PETROLEUM

46.       LEASE DATE:    04/17/1985

47.       RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

48.                      ------------------------------------------------------------

49.                      1066       2006557               COLORADO      WELD

50.       DESCRIPTION:

51.             WELD COUNTY, COLORADO

52.             TOWNSHIP 5 NORTH, RANGE 63 WEST, SECTION 19:

53.             PART OF E/2 NE/4 LYING SOUTH OF CENTER LINE OF CR #56, FROM

54.             THE SURFACE DOWN TO STRATAGRAPHIC EQUIVALENT OF 6801 FEET.

55.

56.       LEASE NUMBER:  CO-050007-0002

57.       LESSOR:        FRANCES E CHRISTENSEN, A WIDOW

58.       LESSEE:        VESSELS OIL & GAS COMPANY

59.       LEASE DATE:    05/19/1980

60.       RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

61.                      ------------------------------------------------------------

62.                      0910       1831918               COLORADO      WELD

63.       DESCRIPTION:

64.             WELD COUNTY, COLORADO

65.             TOWNSHIP 5 NORTH, RANGE 63 WEST, SECTION 19:

66.             PART OF E/2 NE/4 LYING SOUTH OF CENTER LINE OF CR #56, FROM

67.             THE SURFACE DOWN TO STRATAGRAPHIC EQUIVALENT OF 6801 FEET.

68.

69.       LEASE NUMBER:  CO-050007-0003-001

70.       LESSOR:        PAUL HOSHIKO JR; JEAN A HOSHIKO; DENNIS J HOSHIKO

71.       LESSEE:        SUNSHINE VALLEY PETROLEUM CORPORATION

72.       LEASE DATE:    12/10/1985

73.       RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

74.                      ------------------------------------------------------------

75.                      1095       2035996               COLORADO      WELD

76.       DESCRIPTION:

77.             WELD COUNTY, COLORADO

78.             TOWNSHIP 4 NORTH, RANGE 64 WEST, SECTION 2:

79.             NE/4 NE/4 AND NW/4 NE/4

80.

81.       LEASE NUMBER:  CO-050007-0003-002

82.       LESSOR:        WARNER O ROTHE; HELEN ROTHE

83.       LESSEE:        SUNSHINE VALLEY PETROLEUM CORPORATION

84.       LEASE DATE:    06/30/1985

85.       RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

86.                      ------------------------------------------------------------

87.                      1119       2060678               COLORADO      WELD

88.       DESCRIPTION:

89.             WELD COUNTY, COLORADO

90.             TOWNSHIP 4 NORTH, RANGE 64 WEST, SECTION 2:

91.              NW/4 NE/4

92.

93.       LEASE NUMBER:  CO-050007-0004

94.       LESSOR:        JACOB BERNHARDT; LYDIA BERNHARDT

95.       LESSEE:        DIAMOND HILL INDUSTRIES INC

96.       LEASE DATE:    06/03/1986

97.       RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

98.                      ------------------------------------------------------------

99.                      1119       2060978               COLORADO      WELD

100.               DESCRIPTION:

101.                     WELD COUNTY, COLORADO

102.                     TOWNSHIP 4 NORTH, RANGE 66 WEST, SECTION 7:

103.                     SW/4 NW/4 AND SE/4 NW/4

104.

105.               LEASE NUMBER:  CO-050007-0005-001

106.               LESSOR:        JAMES L BREWBAKER; LILIA V BREWBAKER

107.               LESSEE:        CORAL GULF EXPLORATION CORPORATION

108.               LEASE DATE:    02/18/1982

109.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

110.                              ------------------------------------------------------------

111.                              0965       1888405               COLORADO      WELD

112.               DESCRIPTION:

113.                     WELD COUNTY, COLORADO

114.                     TOWNSHIP 3 NORTH, RANGE 67 WEST, SECTION 6:

115.                     SE/4

116.

117.               LEASE NUMBER:  CO-050007-0005-002

118.               LESSOR:        JAN T SORENSSON; ANN SORENSSON

119.               LESSEE:        CORAL GULF EXPLORATION CORPORATION

120.               LEASE DATE:    02/18/1982

121.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

122.                              ------------------------------------------------------------

123.                              0965       1888404               COLORADO      WELD

124.               DESCRIPTION:

125.                     WELD COUNTY, COLORADO

126.                     TOWNSHIP 3 NORTH, RANGE 67 WEST, SECTION 6:

127.                     SE/4

128.

129.               LEASE NUMBER:  CO-050007-0005-003

130.               LESSOR:        THE UNION CENTRAL LIFE INSURANCE COMPANY

131.               LESSEE:        CORAL GULF EXPLORATION CORPORATION

132.               LEASE DATE:    10/26/1979

133.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

134.                              ------------------------------------------------------------

135.                              0889       1810839               COLORADO      WELD

136.               DESCRIPTION:

137.                     WELD COUNTY, COLORADO

138.                     TOWNSHIP 3 NORTH, RANGE 67 WEST, SECTION 6:

139.                     SE/4

140.

141.               LEASE NUMBER:  CO-050007-0006

142.               LESSOR:        JACOB BERNHARDT; LYDIA BERNHARDT

143.               LESSEE:        SHEPLER & THOMAS INC

144.               LEASE DATE:    10/22/1986

145.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

146.                              ------------------------------------------------------------

147.                              1133       2075410               COLORADO      WELD

148.               DESCRIPTION:

149.                     WELD COUNTY, COLORADO

150.                     TOWNSHIP 4 NORTH, RANGE 67 WEST, SECTION 2:

151.                     THAT PART OF THE SE/4 SE/4 CONVEYED TO JACOB BERNHARDT AND

152.                     LYDIA BERNHARDT BY QUIT CLAIM DEED FROM THE GREAT WESTERN

153.                     RAILWAY COMPANY DATED JULY 13, 1971 AND RECORDED IN BOOK

154.                     650, RECEPTION NO. 1571551

155.

156.               LEASE NUMBER:  CO-050007-0007-001

157.               LESSOR:        JOHN KIELIAN; SHARON L KIELIAN

158.               LESSEE:        SHEPLER & THOMAS INC

159.               LEASE DATE:    10/02/1986

160.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

161.                              ------------------------------------------------------------

162.                              1132       2073840               COLORADO      WELD

163.               DESCRIPTION:

164.                     WELD COUNTY, COLORADO

165.                     TOWNSHIP 4 NORTH, RANGE 67 WEST, SECTION 2: E/2 SE/4

166.

167.               LEASE NUMBER:  CO-050007-0007-002

168.               LESSOR:        LOYAL O CASE, A SINGLE MAN

169.               LESSEE:        SHEPLER & THOMAS INC

170.               LEASE DATE:    10/02/1986

171.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

172.                              ------------------------------------------------------------

173.                              1131       2072719               COLORADO      WELD

174.               DESCRIPTION:

175.                     WELD COUNTY, COLORADO

176.                     TOWNSHIP 4 NORTH, RANGE 67 WEST, SECTION 2: E/2 SE/4

177.

178.               LEASE NUMBER:  CO-050007-0008

179.               LESSOR:        SAM S VIGIL; GENEVIEVE M VIGIL

180.               LESSEE:        WILLIAM M SHETTRON

181.               LEASE DATE:    10/08/1986

182.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

183.                              ------------------------------------------------------------

184.                              1136       2078736               COLORADO      WELD

185.               DESCRIPTION:

186.                     WELD COUNTY, COLORADO

187.                     TOWNSHIP 4 NORTH, RANGE 67 WEST, SECTION 2:

188.                     A TRACT OF LAND IN E/2 SE/4, DESCRIBED BY METES & BOUNDS,

189.                     AND MORE SPECIFICALLY DESCRIBED IN THE LEASE

190.

191.               LEASE NUMBER:  CO-050007-0009-001

192.               LESSOR:        GEORGE WILLIAM GRIFFITH; MARJORIE MAY GRIFFITH

193.               LESSEE:        GLEASON LAND CO

194.               LEASE DATE:    12/01/1986

195.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

196.                              ------------------------------------------------------------

197.                              1138       2080055               COLORADO      WELD

198.               DESCRIPTION:

199.                     WELD COUNTY, COLORADO

200.                     TOWNSHIP 4 NORTH, RANGE 67 WEST, SECTION 10:

201.                     SE/4 SE/4, LESS EAST 30 FEET OF SE/4 SE/4, LIMITED IN DEPTH

202.                     FROM THE SURFACE DOWN TO THE BASE OF THE CODELL FORMATION.

203.

204.               LEASE NUMBER:  CO-050007-0009-002

205.               LESSOR:        MIRIAM F GRIFFITH

206.               LESSEE:        GLEASON LAND CO

207.               LEASE DATE:    12/01/1986

208.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

209.                              ------------------------------------------------------------

210.                              1138       2080056               COLORADO      WELD

211.               DESCRIPTION:

212.                     WELD COUNTY, COLORADO

213.                     TOWNSHIP 4 NORTH, RANGE 67 WEST, SECTION 10:

214.                     SE/4 SE/4, LESS EAST 30 FEET OF SE/4 SE/4, LIMITED IN DEPTH

215.                     FROM THE SURFACE DOWN TO THE BASE OF THE CODELL FORMATION.

216.

217.               LEASE NUMBER:  CO-050007-0009-003

218.               LESSOR:        WAYNE W OSTER; FLORENCE R OSTER

219.               LESSEE:        T S PACE

220.               LEASE DATE:    04/02/1970

221.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

222.                              ------------------------------------------------------------

223.                              0624       1546307               COLORADO      WELD

224.               DESCRIPTION:

225.                     WELD COUNTY, COLORADO

226.                     TOWNSHIP 4 NORTH, RANGE 67 WEST, SECTION 10:

227.                     SE/4 SE/4, LESS EAST 30 FEET OF SE/4 SE/4, LIMITED IN DEPTH

228.                     FROM THE SURFACE DOWN TO THE BASE OF THE CODELL FORMATION; AND

229.                     NE/4 SE/4, LIMITED IN DEPTH FROM THE SURFACE TO BASE OF THE

230.                     CODELL FORMATION; AND

231.                     SE/4 NE/4, LIMITED IN DEPTH FROM THE SURFACE TO BASE OF THE

232.                     CODELL FORMATION.

233.

234.               LEASE NUMBER:  CO-050007-0010

235.               LESSOR:        WELD COUNTY COLORADO

236.               LESSEE:        SHEPLER & THOMAS INC

237.               LEASE DATE:    12/10/1986

238.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

239.                              ------------------------------------------------------------

240.                              1160       2103882               COLORADO      WELD

241.               DESCRIPTION:

242.                     WELD COUNTY, COLORADO

243.                     TOWNSHIP 4 NORTH, RANGE 67 WEST, SECTION 10:

244.                     THE EAST 30 FEET OF THE SE/4 SE/4

245.

246.               LEASE NUMBER:  CO-050007-0011

247.               LESSOR:        DONALD T PURVIS; KAY B PURVIS

248.               LESSEE:        CORAL GULF EXPLORATION CORPORATION

249.               LEASE DATE:    05/09/1985

250.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

251.                              ------------------------------------------------------------

252.                              1070       2010112               COLORADO      WELD

253.               DESCRIPTION:

254.                     WELD COUNTY, COLORADO

255.                     TOWNSHIP 4 NORTH, RANGE 67 WEST, SECTION 10: W/2 SE/4

256.

257.               LEASE NUMBER:  CO-050007-0012

258.               LESSOR:        BENNETT L SPAUR; MARILYN S SPAUR; BYRON L SPAUR; RUBY

259.                              SPAUR; GILBERT L SPAUR; CARON SPAUR; GLENN H SPAUR

260.               LESSEE:        CORAL GULF EXPLORATION CORPORATION

261.               LEASE DATE:    03/15/1985

262.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

263.                              ------------------------------------------------------------

264.                              1070       2010111               COLORADO      WELD

265.               DESCRIPTION:

266.                     WELD COUNTY, COLORADO

267.                     TOWNSHIP 4 NORTH, RANGE 67 WEST, SECTION 10: SW/4

268.

269.               LEASE NUMBER:  CO-050007-0013

270.               LESSOR:        EDWARD KNAUB; IDA KNAUB

271.               LESSEE:        SHEPLER & THOMAS INC

272.               LEASE DATE:    07/28/1986

273.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

274.                              ------------------------------------------------------------

275.                              1123       2064564               COLORADO      WELD

276.               DESCRIPTION:

277.                     WELD COUNTY, COLORADO

278.                     TOWNSHIP 4 NORTH, RANGE 67 WEST, SECTION 14:

279.                     A TRACT IN THE NW/4 SW/4, DESCRIBED IN METES & BOUNDS, MORE

280.                     FULLY DESCRIBED IN WARRANTY DEED, RECORDED IN BOOK 545,

281.                     RECEPTION NO. 1466511

282.

283.               LEASE NUMBER:  CO-050007-0014-001

284.               LESSOR:        ROBERT H STROH; MARIE STROH; LOUISE STROH

285.               LESSEE:        SHEPLER & THOMAS INC

286.               LEASE DATE:    07/28/1986

287.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

288.                              ------------------------------------------------------------

289.                              1123       2064563               COLORADO      WELD

290.               DESCRIPTION:

291.                     WELD COUNTY, COLORADO

292.                     TOWNSHIP 4 NORTH, RANGE 67 WEST, SECTION 14:

293.                     W/2 SW/4, LESS AND EXCEPT, A TRACT IN THE NW/4 SW/4,

294.                     DESCRIBED IN METES & BOUNDS, MORE FULLY DESCRIBED IN

295.                     WARRANTY DEED, RECORDED IN BOOK 545, RECEPTION NO. 1466511,

296.                     WELD COUNTY, COLORADO RECORDS (CONTAINING 4.82 ACRES MORE

297.                     OR LESS)

298.

299.               LEASE NUMBER:  CO-050007-0014-002

300.               LESSOR:        SHIRLEY M STROH; A/K/A SHIRLEY STROH; F/K/A SHIRLEY M

301.                              CARVER; F/K/A SHIRLEY CARVER, A SINGLE WOMAN

302.               LESSEE:        FUEL RESOURCES DEVELOPMENT COMPANY

303.               LEASE DATE:    11/29/1983

304.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

305.                              ------------------------------------------------------------

306.                              1015       1950207               COLORADO      WELD

307.               DESCRIPTION:

308.                     WELD COUNTY, COLORADO

309.                     TOWNSHIP 4 NORTH, RANGE 67 WEST, SECTION 14:

310.                     W/2 SW/4, LESS AND EXCEPT, A TRACT IN THE NW/4 SW/4,

311.                     DESCRIBED IN METES & BOUNDS, MORE FULLY DESCRIBED IN

312.                     WARRANTY DEED, RECORDED IN BOOK 545, RECEPTION NO. 1466511,

313.                     WELD COUNTY, COLORADO RECORDS (CONTAINING 4.82 ACRES MORE

314.                     OR LESS)

315.

316.               LEASE NUMBER:  CO-050007-0015-001

317.               LESSOR:        ALICE PEARL EVANS A/K/A ALICE EVANS, A WIDOW

318.               LESSEE:        CORAL GULF EXPLORATION CORPORATION

319.               LEASE DATE:    09/19/1979

320.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

321.                              ------------------------------------------------------------

322.                              0889       1810823               COLORADO      WELD

323.               DESCRIPTION:

324.                     WELD COUNTY, COLORADO

325.                     TOWNSHIP 4 NORTH, RANGE 67 WEST

326.                     SECTION 17:  A TRACT OF LAND IN THE N/2 NE/4 AND A TRACT OF

327.                     LAND IN THE S/2 NE/4, DESCRIBED IN METES & BOUNDS, MORE

328.                     PARTICULARLY DESCRIBED IN THE LEASE; AND

329.                     SECTION 20:  E/2, LESS A 9.24 ACRE TRACT

330.

331.               LEASE NUMBER:  CO-050007-0015-002

332.               LESSOR:        MARION C HARMON, A MARRIED MAN DEALING IN HIS SOLE AND

333.                              SEPARATE PROPERTY

334.               LESSEE:        CORAL GULF EXPLORATION CORPORATION

335.               LEASE DATE:    09/06/1979

336.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

337.                              ------------------------------------------------------------

338.                              0889       1810822               COLORADO      WELD

339.               DESCRIPTION:

340.                     WELD COUNTY, COLORADO

341.                     TOWNSHIP 4 NORTH, RANGE 67 WEST

342.                     SECTION 17:  A TRACT OF LAND IN THE N/2 NE/4 AND A TRACT OF

343.                     LAND IN THE S/2 NE/4, DESCRIBED IN METES & BOUNDS, AND MORE

344.                     SPECIFICALLY DESCRIBED IN THE LEASE

345.

346.               LEASE NUMBER:  CO-050007-0015-003

347.               LESSOR:        ALBERT J STROH; LYDIA STROH

348.               LESSEE:        SHEPLER & THOMAS INC

349.               LEASE DATE:    09/19/1979

350.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

351.                              ------------------------------------------------------------

352.                              0889       1810824               COLORADO      WELD

353.               DESCRIPTION:

354.                     WELD COUNTY, COLORADO

355.                     TOWNSHIP 4 NORTH, RANGE 67 WEST

356.                     SECTION 17:  A TRACT OF LAND IN THE SE/4 NE/4, DESCRIBED IN

357.                     METES & BOUNDS, AND MORE SPECIFICALLY DESCRIBED IN THE

358.                     LEASE; AND

359.                     SECTION 20:  E/2, LESS A 9.24 ACRE TRACT OF LAND.

360.

361.               LEASE NUMBER:  CO-050007-0016

362.               LESSOR:        IONA R COMING, A WIDOW

363.               LESSEE:        CORAL GULF EXPLORATION CORPORATION

364.               LEASE DATE:    10/01/1984

365.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

366.                              ------------------------------------------------------------

367.                              1045       1984364               COLORADO      WELD

368.               DESCRIPTION:

369.                     WELD COUNTY, COLORADO

370.                     TOWNSHIP 4 NORTH, RANGE 67 WEST

371.                     SECTION 17:  N/2 NE/4, LESS A TRACT OF LAND IN N/2 NE/4,

372.                     AND S/2 NE/4, LESS TRACTS OF LAND IN THE S/2 NE/4,

373.                     DESCRIBED IN METES & BOUNDS, AND MORE PARTICULARLY

374.                     DESCRIBED IN THE LEASE.

375.

376.               LEASE NUMBER:  CO-050007-0017

377.               LESSOR:        GREAT WESTERN RAILWAY COMPANY

378.               LESSEE:        DISCOVERY OIL LTD

379.               LEASE DATE:    02/23/1984

380.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

381.                              ------------------------------------------------------------

382.                              1031       1968527               COLORADO      WELD

383.               DESCRIPTION:

384.                     WELD COUNTY, COLORADO

385.                     TOWNSHIP 4 NORTH, RANGE 67 WEST

386.                     SECTION 17:  80 FOOT STRIP IN THE SE/4 NE/4, LIMITED DEPTH

387.                     - FROM THE SURFACE DOWN TO THE STRATIGRAPHIC EQUIVALENT OF

388.                     7,300 FEET

389.

390.               LEASE NUMBER:  CO-050007-0018

391.               LESSOR:        CARLSON FARMS, A GENERAL PARTNERSHIP

392.               LESSEE:        SHEPLER & THOMAS INC

393.               LEASE DATE:    12/21/1984

394.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

395.                              ------------------------------------------------------------

396.                              1053       1993387               COLORADO      WELD

397.               DESCRIPTION:

398.                     WELD COUNTY, COLORADO

399.                     TOWNSHIP 4 NORTH, RANGE 67 WEST

400.                     SECTION 18:  NW/4 NE/4 AND PART OF THE S/2 NE/4 AND NE/4

401.                     NE/4, ALL LYING NORTH OF CENTER LINE OF LITTLE THOMPSON

402.                     RIVER

403.               LEASE NUMBER:  CO-050007-0019

404.               LESSOR:        EDITH C BROOKS, A WIDOW

405.               LESSEE:        CORAL GULF EXPLORATION CORPORATION

406.               LEASE DATE:    09/13/1979

407.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

408.                              ------------------------------------------------------------

409.                              0889       1810819               COLORADO      WELD

410.               DESCRIPTION:

411.                     WELD COUNTY, COLORADO

412.                     TOWNSHIP 4 NORTH, RANGE 67 WEST

413.                     SECTION 18:  PART OF THE S/2 NE/4, LYING SOUTH OF THE

414.                     CENTER LINE OF LITTLE THOMPSON RIVER, AND PART OF THE E/2

415.                     SE/4, DESCRIBED IN METES & BOUNDS, MORE PARTICULARLY

416.                     DESCRIBED IN THE LEASE.

417.

418.               LEASE NUMBER:  CO-050007-0020-001

419.               LESSOR:        MAURICE A EVERY; E ANNE EVERY

420.               LESSEE:        CORAL GULF EXPLORATION CORPORATION

421.               LEASE DATE:    08/17/1979

422.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

423.                              ------------------------------------------------------------

424.                              0889       1810821               COLORADO      WELD

425.               DESCRIPTION:

426.                     WELD COUNTY, COLORADO

427.                     TOWNSHIP 4 NORTH, RANGE 67 WEST

428.                     SECTION 18:  45.12 ACRES OUT OF THE E/2 SE/4, DESCRIBED IN

429.                     METES & BOUNDS, MORE PARTICULARLY DESCRIBED IN THE LEASE

430.

431.               LEASE NUMBER:  CO-050007-0020-002

432.               LESSOR:        UNITED BANK OF GREELEY AS TRUSTEE UNDER THE STANLEY B AND

433.                              ELEANOR WELHAM TRUST

434.               LESSEE:        CORAL GULF EXPLORATION CORPORATION

435.               LEASE DATE:    09/26/1979

436.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

437.                              ------------------------------------------------------------

438.                              0889       1810820               COLORADO      WELD

439.               DESCRIPTION:

440.                     WELD COUNTY, COLORADO

441.                     TOWNSHIP 4 NORTH, RANGE 67 WEST

442.                     SECTION 18:  45.12 ACRES OUT OF E/2 SE/4, DESCRIBED IN

443.                     METES & BOUNDS, MORE PARTICULARLY DESCRIBED IN THE LEASE

444.

445.               LEASE NUMBER:  CO-050007-0021

446.               LESSOR:        GLENN A CHANDLER

447.               LESSEE:        SHEPLER & THOMAS INC

448.               LEASE DATE:    09/24/1984

449.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

450.                              ------------------------------------------------------------

451.                              1056       1995867               COLORADO      WELD

452.               DESCRIPTION:

453.                     WELD COUNTY, COLORADO

454.                     TOWNSHIP 4 NORTH, RANGE 67 WEST,

455.                     SECTION19:  2.5 ACRE TRACT IN THE S/2 SW/4, DESCRIBED IN

456.                     METES AND BOUNDS; AND

457.                     SECTION 30:  12.8 ACRE TRACT IN THE N/2 NW/4, DESCRIBED IN

458.                     METES AND BOUNDS

459.

460.               LEASE NUMBER:  CO-050007-0022

461.               LESSOR:        STANLEY H ANDERSON BY GLEN R ANDERSON AIF

462.               LESSEE:        CORAL GULF EXPLORATION CORP

463.               LEASE DATE:    08/31/1979

464.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

465.                              ------------------------------------------------------------

466.                              0889       1810816               COLORADO      WELD

467.               DESCRIPTION:

468.                     WELD COUNTY, COLORADO

469.                     TOWNSHIP 4 NORTH, RANGE 67 WEST,

470.                     SECTION19:  TRACT IN THE S/2 SW/4, DESCRIBED IN METES AND

471.                     BOUNDS, LESS AND EXCEPT THE CHANDLER RESERVOIR; AND

472.                     SECTION 30: TRACT IN THE N/2 NW/4, DESCRIBED IN METES AND

473.                     BOUNDS, LESS AND EXCEPT THE CHANDLER RESERVOIR

474.

475.               LEASE NUMBER:  CO-050007-0023

476.               LESSOR:        IRVING BROWN; LOUISE E BROWN; GREGORY W BROWN ALL AS

477.                              TRUSTEES

478.               LESSEE:        CORAL GULF EXPLORATION CORP

479.               LEASE DATE:    08/31/1979

480.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

481.                              ------------------------------------------------------------

482.                              0889       1810815               COLORADO      WELD

483.               DESCRIPTION:

484.                     WELD COUNTY, COLORADO

485.                     TOWNSHIP 4 NORTH, RANGE 67 WEST,

486.                     SECTION 19: SOUTH 6 FEET OF SE/4 (1 ACRE M/L)

487.                     SECTION 20:  N/2 NW/4 AND S/2 NW/4; AND

488.                     SECTION 30:  N/2 NE/4, NE/4 SE/4, SE/4 NE/4 AND NE/4 SE/4,

489.                     SE/4 NE/4, N/2 NE/4, LESS .5 ACRES IN THE NW/4 NE/4, SEE

490.                     LEASE FOR A MORE SPECIFIC DESCRIPTION

491.

492.               LEASE NUMBER:  CO-050007-0024

493.               LESSOR:        GREAT WESTERN RAILWAY COMPANY

494.               LESSEE:        SHEPLER & THOMAS INC

495.               LEASE DATE:    06/24/1985

496.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

497.                              ------------------------------------------------------------

498.                              1084       2024435               COLORADO      WELD

499.               DESCRIPTION:

500.                     WELD COUNTY, COLORADO

501.                     TOWNSHIP 4 NORTH, RANGE 67 WEST

502.                     SECTION 20:  A 9.24 ACRE TRACT IN THE E/2, LIMITED IN DEPTH

503.                     FROM THE SURFACE TO 7,406 FEET.

504.

505.               LEASE NUMBER:  CO-050007-0025

506.               LESSOR:        MICHAEL H MCCARTY; HELEN Y MCCARTY; PATRICK W MCCARTY;

507.                              KATHY MCCARTY; MICHAEL DICE, SUCCESSOR TRUSTEE FOR TIMOTHY

508.                              D MCCARTY; MCCARTY WELD FARMS A GENERAL PARTNERSHIP; HELEN

509.                              F FICKEL; ROBERT BRUCE FICKEL

510.               LESSEE:        SHEPLER & THOMAS INC

511.               LEASE DATE:    11/13/1985

512.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

513.                              ------------------------------------------------------------

514.                              1094       2034925               COLORADO      WELD

515.               DESCRIPTION:

516.                     WELD COUNTY, COLORADO

517.                     TOWNSHIP 4 NORTH, RANGE 67 WEST,

518.                     SECTION 28: N/2, LIMITED IN DEPTH FROM THE SURFACE TO 7,455

519.                     FEET

520.

521.               LEASE NUMBER:  CO-050007-0026

522.               LESSOR:        THE GREAT WESTERN RAILWAY COMPANY

523.               LESSEE:        SHEPLER & THOMAS INC

524.               LEASE DATE:    07/26/1985

525.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

526.                              ------------------------------------------------------------

527.                              1088       2028817               COLORADO      WELD

528.               DESCRIPTION:

529.                     WELD COUNTY, COLORADO

530.                     TOWNSHIP 4 NORTH, RANGE 67 WEST

531.                     SECTION 30:  S/2 NE/4 (3.66 AC), NW/4 SE/4 (2.79 AC) AND

532.                     SE/4 SW/4 (2.27 AC), ALL LIMITED IN DEPTH FROM THE SURFACE

533.                     TO 7,411 FEET, CONTAINING 8.72 TOTAL ACRES

534.

535.               LEASE NUMBER:  CO-050007-0027

536.               LESSOR:        HORACE G MCCARTY BY MICHAEL H MCCARTY AND HELEN Y MCCARTY,

537.                              ATTORNEYS IN FACT; HELEN Y MCCARTY, WIFE OF H G MCCARTY, D

538.                              WILSON MCCARTY AND FRANCES MCCARTY, HUSBAND AND WIFE; HELEN

539.                              F FICKEL AND ROBERT BRUCE FICKEL, WIFE AND HUSBAND

540.               LESSEE:        CORAL GULF EXPLORATION COMPANY

541.               LEASE DATE:    11/13/1979

542.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

543.                              ------------------------------------------------------------

544.                              889        1810783               COLORADO      WELD

545.               DESCRIPTION:

546.                     WELD COUNTY, COLORADO

547.                     TOWNSHIP 4 NORTH, RANGE 67 WEST,

548.                     SECTION 30: S/2 NW/4 AND SW/4, CONTAINING 234.00 ACRES,

549.                     MORE OR LESS

550.

551.               LEASE NUMBER:  CO-050007-0028

552.               LESSOR:        THE GREAT WESTERN RAILWAY COMPANY

553.               LESSEE:        SHEPLER & THOMAS INC

554.               LEASE DATE:    12/18/1984

555.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

556.                              ------------------------------------------------------------

557.                              1071       2011619               COLORADO      WELD

558.               DESCRIPTION:

559.                     WELD COUNTY, COLORADO

560.                     TOWNSHIP 4 NORTH, RANGE 67 WEST

561.                     SECTION 30:  A .349 ACRE TRACT IN THE SW/4 SE/4, LIMITED IN

562.                     DEPTH FROM THE SURFACE TO 7,411 FEET

563.

564.               LEASE NUMBER:  CO-050007-0029

565.               LESSOR:        THE GREAT WESTERN RAILWAY COMPANY

566.               LESSEE:        SHEPLER & THOMAS INC

567.               LEASE DATE:    12/18/1984

568.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

569.                              ------------------------------------------------------------

570.                              1071       2011620               COLORADO      WELD

571.               DESCRIPTION:

572.                     WELD COUNTY, COLORADO

573.                     TOWNSHIP 4 NORTH, RANGE 67 WEST

574.                     SECTION 31:  A 3.949 ACRE TRACT IN THE SW/4NW/4, LIMITED IN

575.                     DEPTH FROM THE SURFACE TO 7,458 FEET

576.

577.               LEASE NUMBER:  CO-050007-0030

578.               LESSOR:        DAVID J STEPHENS ; RICHARD B FOE AS TENANTS IN COMMON

579.               LESSEE:        SHEPLER & THOMAS INC

580.               LEASE DATE:    07/26/1983

581.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

582.                              ------------------------------------------------------------

583.                              1003       1935012               COLORADO      WELD

584.               DESCRIPTION:

585.                     WELD COUNTY, COLORADO

586.                     TOWNSHIP 5 NORTH, RANGE 67 WEST,

587.                     SECTION 10:  NW/4 SE/4, SE/4 NW/4 AND NE/4 NW/4, SW/4 NE/4,

588.                     NW/4 SW/4

589.

590.               LEASE NUMBER:  CO-050007-0031-001

591.               LESSOR:        CARRIE R MCNATT F/K/A CARRIE ROBERTS, A MARRIED WOMAN

592.                              DEALING IN HER SOLE AND SEPARATE PROPERTY

593.               LESSEE:        SHEPLER & THOMAS INC

594.               LEASE DATE:    08/30/1983

595.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

596.                              ------------------------------------------------------------

597.                              1008       1941984               COLORADO      WELD

598.               DESCRIPTION:

599.                     WELD COUNTY, COLORADO

600.                     TOWNSHIP 5 NORTH, RANGE 67 WEST,

601.                     SECTION 10:  E/2 NE/4, LESS AND EXCEPT THE NORTH 264 FEET

602.                     OF THE EAST 205 FEET THEREOF.

603.

604.               LEASE NUMBER:  CO-050007-0031-002

605.               LESSOR:        EDWIN C POMRANKA, A WIDOWER

606.               LESSEE:        SHEPLER & THOMAS INC

607.               LEASE DATE:    08/30/1983

608.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

609.                              ------------------------------------------------------------

610.                              1008       1941983               COLORADO      WELD

611.               DESCRIPTION:

612.                     WELD COUNTY, COLORADO

613.                     TOWNSHIP 5 NORTH, RANGE 67 WEST,

614.                     SECTION 10:  E/2 NE/4, LESS AND EXCEPT THE NORTH 264 FEET

615.                     OF THE EAST 205 FEET THEREOF.

616.

617.               LEASE NUMBER:  CO-050007-0031-003

618.               LESSOR:        MILDRED WARREN, A WIDOW

619.               LESSEE:        SHEPLER & THOMAS INC

620.               LEASE DATE:    08/30/1983

621.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

622.                              ------------------------------------------------------------

623.                              1008       1941985               COLORADO      WELD

624.               DESCRIPTION:

625.                     WELD COUNTY, COLORADO

626.                     TOWNSHIP 5 NORTH, RANGE 67 WEST,

627.                     SECTION 10:  E/2 NE/4, LESS AND EXCEPT THE NORTH 264 FEET

628.                     OF THE EAST 205 FEET THEREOF.

629.

630.               LEASE NUMBER:  CO-050007-0032

631.               LESSOR:        CALVIN SCHWALM; ARELYNE SCHWALM; HOWARD SCHWALM; DONNA M

632.                              SCHWALM

633.               LESSEE:        DONALD S WALKER

634.               LEASE DATE:    04/01/1982

635.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

636.                              ------------------------------------------------------------

637.                              0969       1893202               COLORADO      WELD

638.               DESCRIPTION:

639.                     WELD COUNTY, COLORADO

640.                     TOWNSHIP 5 NORTH, RANGE 67 WEST,

641.                     SECTION 18: PART OF THE SW/4, CONTAINING 73.80 ACRES

642.

643.               LEASE NUMBER:  CO-050007-0033

644.               LESSOR:        CHAMPLIN PETROLEUM COMPANY

645.               LESSEE:        SHEPLER & THOMAS INC

646.               LEASE DATE:    11/05/1983

647.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

648.                              ------------------------------------------------------------

649.                              1043       1982069               COLORADO      WELD

650.               DESCRIPTION:

651.                     WELD COUNTY, COLORADO

652.                     TOWNSHIP 5 NORTH, RANGE 67 WEST,

653.                     SECTION 18: A TRACT IN THE NE/4 SE/4, CONTAINING 4.20

654.                     ACRES, LIMITED IN DEPTH FROM THE SURFACE TO 7,292 FEET

655.

656.               LEASE NUMBER:  CO-050007-0034

657.               LESSOR:        ULLMANN FARMS, A PARTNERSHIP

658.               LESSEE:        DONALD S WALKER

659.               LEASE DATE:    04/01/1982

660.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

661.                              ------------------------------------------------------------

662.                              0969       1893201               COLORADO      WELD

663.               DESCRIPTION:

664.                     WELD COUNTY, COLORADO

665.                     TOWNSHIP 5 NORTH, RANGE 67 WEST,

666.                     SECTION 18: PART OF THE NE/4 SE/4, CONTAINING 21.70 ACRES

667.

668.               LEASE NUMBER:  CO-050007-0035

669.               LESSOR:        DONALD A WIEDEMAN, A MARRIED MAN DEALING IN HIS SOLE &

670.                              SEPARATE PROPERTY

671.               LESSEE:        MARINE PETROLEUM COMPANY

672.               LEASE DATE:    11/16/1981

673.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

674.                              ------------------------------------------------------------

675.                              0956       1878341               COLORADO      WELD

676.               DESCRIPTION:

677.                     WELD COUNTY, COLORADO

678.                     TOWNSHIP 5 NORTH, RANGE 67 WEST,

679.                     SECTION 21: A TRACT OF LAND IN THE SW/4, CONTAINING 105.9

680.                     ACRES

681.

682.               LEASE NUMBER:  CO-050007-0036

683.               LESSOR:        EDWIEN WIEDEMAN

684.               LESSEE:        MARINE PETROLEUM COMPANY

685.               LEASE DATE:    11/16/1981

686.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

687.                              ------------------------------------------------------------

688.                              0956       1878342               COLORADO      WELD

689.               DESCRIPTION:

690.                     WELD COUNTY, COLORADO

691.                     TOWNSHIP 5 NORTH, RANGE 67 WEST,

692.                     SECTION 21: A TRACT OF LAND IN THE SW/4, CONTAINING 56.3 ACRES

693.

694.               LEASE NUMBER:  CO-050007-0037-001

695.               LESSOR:        JUDITH WARREN REEVES

696.               LESSEE:        ROBERT D ST JOHN

697.               LEASE DATE:    10/31/1979

698.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

699.                              ------------------------------------------------------------

700.                              0890       1811694               COLORADO      WELD

701.               DESCRIPTION:

702.                     WELD COUNTY, COLORADO

703.                     TOWNSHIP 5 NORTH, RANGE 67 WEST,

704.                     SECTION 27:  E/2 SE/4

705.                     SECTION 34:  NE/4 NE/4

706.                     ALL LIMITED IN DEPTH FROM THE SURFACE DOWN TO 7,292 FEET

707.

708.               LEASE NUMBER:  CO-050007-0037-002

709.               LESSOR:        VIRGINIA WARREN SMITH

710.               LESSEE:        ROBERT D ST JOHN

711.               LEASE DATE:    10/31/1979

712.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

713.                              ------------------------------------------------------------

714.                              0894       1815551               COLORADO      WELD

715.               DESCRIPTION:

716.                     WELD COUNTY, COLORADO

717.                     TOWNSHIP 5 NORTH, RANGE 67 WEST,

718.                     SECTION 27:  E/2 SE/4

719.                     SECTION 34:  NE/4 NE/4

720.                     ALL LIMITED IN DEPTH FROM THE SURFACE TO 7,292 FEET

721.

722.               LEASE NUMBER:  CO-050007-0038

723.               LESSOR:        EDWARD J KINZER; MARJORIE ANN KINZER

724.               LESSEE:        CORAL GULF EXPLORATION CORPORATION

725.               LEASE DATE:    02/21/1980

726.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

727.                              ------------------------------------------------------------

728.                              897        1819182               COLORADO      WELD

729.               DESCRIPTION:

730.                     WELD COUNTY, COLORADO

731.                     TOWNSHIP 5 NORTH, RANGE 67 WEST,

732.                     SECTION 28:  W/2 W/2, LESS AND EXCEPT A 1 ACRE TRACT

733.

734.               LEASE NUMBER:  CO-050007-0039

735.               LESSOR:        CHAMPLIN PETROLEUM COMPANY

736.               LESSEE:        CORAL GULF EXPLORATION CORPORATION

737.               LEASE DATE:    01/13/1984

738.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

739.                              ------------------------------------------------------------

740.                              1023       1959306               COLORADO      WELD

741.               DESCRIPTION:

742.                     WELD COUNTY, COLORADO

743.                     TOWNSHIP 5 NORTH, RANGE 67 WEST,

744.                     SECTION 28:  A TRACT IN THE NE/4 SW/4, CONTAINING 0.32

745.                     ACRES, LIMITED IN DEPTH FROM THE SURFACE TO 7,188 FEET

746.

747.               LEASE NUMBER:  CO-050007-0040

748.               LESSOR:        CHAMPLIN PETROLEUM COMPANY

749.               LESSEE:        SHEPLER & THOMAS INC

750.               LEASE DATE:    01/16/1984

751.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

752.                              ------------------------------------------------------------

753.                              1046       1985522               COLORADO      WELD

754.               DESCRIPTION:

755.                     WELD COUNTY, COLORADO

756.                     TOWNSHIP 5 NORTH, RANGE 67 WEST,

757.                     SECTION 28: A TRACT IN THE NE/4 SW/4, CONTAINING 2.37

758.                     ACRES, LIMITED IN DEPTH FROM THE SURFACE TO 7,188 FEET

759.

760.               LEASE NUMBER:  CO-050007-0041

761.               LESSOR:        WILLIAM R MELLON; VIRGINIA MELLON

762.               LESSEE:        CORAL GULF EXPLORATION CORPORATION

763.               LEASE DATE:    02/28/1980

764.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

765.                              ------------------------------------------------------------

766.                              897        1819177               COLORADO      WELD

767.               DESCRIPTION:

768.                     WELD COUNTY, COLORADO

769.                     TOWNSHIP 5 NORTH, RANGE 67 WEST,

770.                     SECTION 28:  E/2 W/2, LESS 4 TRACTS CONTAINING 12.93 ACRES

771.

772.               LEASE NUMBER:  CO-050007-0042

773.               LESSOR:        CHAMPLIN PETROLEUM COMPANY

774.               LESSEE:        CORAL GULF EXPLORATION CORPORATION

775.               LEASE DATE:    01/13/1984

776.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

777.                              ------------------------------------------------------------

778.                              1023       1959308               COLORADO      WELD

779.               DESCRIPTION:

780.                     WELD COUNTY, COLORADO

781.                     TOWNSHIP 5 NORTH, RANGE 67 WEST,

782.                     SECTION 28: A TRACT IN THE SE/4 SW/4, CONTAINING 7.73

783.                     ACRES, LIMITED IN DEPTH FROM THE SURFACE TO 7,188 FEET

784.

785.               LEASE NUMBER:  CO-050007-0043

786.               LESSOR:        CHAMPLIN PETROLEUM COMPANY

787.               LESSEE:        SHEPLER & THOMAS INC

788.               LEASE DATE:    01/16/1984

789.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

790.                              ------------------------------------------------------------

791.                              1046       1985523               COLORADO      WELD

792.               DESCRIPTION:

793.                     WELD COUNTY, COLORADO

794.                     TOWNSHIP 5 NORTH, RANGE 67 WEST,

795.                     SECTION 28: A TRACT IN THE SE/4 SW/4, CONTAINING 2.51

796.                     ACRES, LIMITED IN DEPTH FROM THE SURFACE TO 7,188 FEET

797.

798.               LEASE NUMBER:  CO-050007-0044

799.               LESSOR:        ROGER L WILLIAMS; HELEN M WILLIAMS

800.               LESSEE:        ROBERT A SHAW

801.               LEASE DATE:    04/28/1970

802.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

803.                              ------------------------------------------------------------

804.                              626        1547957               COLORADO      WELD

805.               DESCRIPTION:

806.                     WELD COUNTY, COLORADO

807.                     TOWNSHIP 5 NORTH, RANGE 67 WEST,

808.                     SECTION 28:  NE/4, LIMITED IN DEPTH FROM THE SURFACE DOWN

809.                     TO THE BASE OF THE CODELL

810.

811.               LEASE NUMBER:  CO-050007-0045

812.               LESSOR:        ED C MILLER; EDNA H MILLER

813.               LESSEE:        ROBERT A SHAW

814.               LEASE DATE:    05/02/1970

815.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

816.                              ------------------------------------------------------------

817.                              626        1547965               COLORADO      WELD

818.               DESCRIPTION:

819.                     WELD COUNTY, COLORADO

820.                     TOWNSHIP 5 NORTH, RANGE 67 WEST,

821.                     SECTION 32:  E/2 NW/4, LIMITED IN DEPTH FROM THE SURFACE

822.                     DOWN TO THE BASE OF THE CODELL

823.

824.               LEASE NUMBER:  CO-050007-0046

825.               LESSOR:        ROBERT R PARISH AND DORIS A PARISH AS TRUSTEES OF THE

826.                              PARISH FAMILY 1984 TRUST DATED 4/30/84

827.               LESSEE:        SHEPLER & THOMAS INC

828.               LEASE DATE:    12/19/1984

829.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

830.                              ------------------------------------------------------------

831.                              1053       1993491               COLORADO      WELD

832.               DESCRIPTION:

833.                     WELD COUNTY, COLORADO

834.                     TOWNSHIP 4 NORTH, RANGE 67 WEST

835.                     SECTION 32:  S/2 SW/4

836.

837.               LEASE NUMBER:  CO-050007-0047

838.               LESSOR:        ERNEST C RIEDER; LOUISE E RIEDER

839.               LESSEE:        CORAL GULF EXPLORATION CORPORATION

840.               LEASE DATE:    08/19/1980

841.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

842.                              ------------------------------------------------------------

843.                              912        1833761               COLORADO      WELD

844.               DESCRIPTION:

845.                     WELD COUNTY, COLORADO

846.                     TOWNSHIP 5 NORTH, RANGE 67 WEST,

847.                     SECTION 32:  N/2 SW/4

848.

849.               LEASE NUMBER:  CO-050007-0048

850.               LESSOR:        RONALD L PHILLIPS; DIXIE PHILLIPS

851.               LESSEE:        FIMPLE ENTERPRISES INC

852.               LEASE DATE:    09/17/1980

853.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

854.                              ------------------------------------------------------------

855.                              0921       1842867               COLORADO      WELD

856.               DESCRIPTION:

857.                     WELD COUNTY, COLORADO

858.                     TOWNSHIP 5 NORTH, RANGE 67 WEST,

859.                     SECTION 10:  NE/4 NW/4, INSOFAR AND ONLY INSOFAR AS SAID

860.                     LEASE COVERS FROM THE SURFACE OF THE EARTH DOWN TO THE

861.                     STRATIGRAPHIC EQUIVALENT OF 7,780 FEET AS DRILLED IN THE

862.                     STEPHENS-FOE #10-2 WELL, LOCATED IN THE SE/4NW/4 OF SECTION

863.                     10, T5N - R67W.

864.

865.               LEASE NUMBER:  CO-050007-0049-001

866.               LESSOR:        DUANE WEBER; INA WEBER; LARRY WEBER; JEAN WEBER

867.               LESSEE:        CORAL GULF EXPLORATION CORPORATION

868.               LEASE DATE:    11/01/1979

869.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

870.                              ------------------------------------------------------------

871.                              898        1820000               COLORADO      WELD

872.               DESCRIPTION:

873.                     WELD COUNTY, COLORADO

874.                     TOWNSHIP 5 NORTH, RANGE 67 WEST,

875.                     SECTION 33:

876.                     S/2NW/4; W/2SE/4; SW/4 (LESS & EXCEPT THAT PART LYING SOUTH

877.                     AND WEST OF THE RAILROAD), LIMITED TO WELLBORE, FROM 100

878.                     FEET BELOW THE BASE OF THE SHANNON FORMATION DOWN TO THE

879.                     BASE OF THE J-SAND FORMATION; AND IN THE S/2NW/4 BELOW THE

880.                     TOP OF THE J SAND ALSO.

881.

882.               LEASE NUMBER:  CO-050007-0049-002

883.               LESSOR:        EDITH KIRBY; DALE KIRBY; BERTHA KIRBY; RALPH MOSER; SHIRLEY

884.                              MOSER

885.               LESSEE:        CORAL GULF EXPLORATION CORPORATION

886.               LEASE DATE:    11/01/1979

887.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

888.                              ------------------------------------------------------------

889.                              898        1829998               COLORADO      WELD

890.               DESCRIPTION:

891.                     WELD COUNTY, COLORADO

892.                     TOWNSHIP 5 NORTH, RANGE 67 WEST,

893.                     SECTION 33:

894.                     S/2NW/4; W/2SE/4; SW/4 (LESS & EXCEPT THAT PART LYING SOUTH

895.                     AND WEST OF THE RAILROAD), LIMITED TO WELLBORE, FROM 100

896.                     FEET BELOW THE BASE OF THE SHANNON FORMATION DOWN TO THE

897.                     BASE OF THE J-SAND FORMATION; AND IN THE S/2NW/4  BELOW THE

898.                     TOP OF THE J SAND ALSO.

899.

900.               LEASE NUMBER:  CO-050007-0049-003

901.               LESSOR:        HAROLD MOSER; BETTY MOSER

902.               LESSEE:        CORAL GULF EXPLORATION CORPORATION

903.               LEASE DATE:    11/01/1979

904.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

905.                              ------------------------------------------------------------

906.                              898        1820003               COLORADO      WELD

907.               DESCRIPTION:

908.                     WELD COUNTY, COLORADO

909.                     TOWNSHIP 5 NORTH, RANGE 67 WEST,

910.                     SECTION 33:

911.                     S/2NW/4; W/2SE/4; SW/4 (LESS & EXCEPT LANDS SOUTH AND WEST

912.                     OF THE RAILROAD LIMITED TO WELLBORE, FROM 100 FEET BELOW

913.                     THE BASE OF THE SHANNON FORMATION DOWN TO THE BASE OF THE

914.                     J-SAND FORMATION; AND S/2NW/4 BELOW TOP OF J SAND FORMATION

915.

916.               LEASE NUMBER:  CO-050007-0049-004

917.               LESSOR:        JEANNETTE MOSER, A WIDOW, THE SOLE DEVISEE UNDER THE LAST

918.                              WILL & TESTAMENT OF WILLIAM MOSER

919.               LESSEE:        CORAL GULF EXPLORATION CORPORATION

920.               LEASE DATE:    11/01/1979

921.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

922.                              ------------------------------------------------------------

923.                              898        1820002               COLORADO      WELD

924.               DESCRIPTION:

925.                     WELD COUNTY, COLORADO

926.                     TOWNSHIP 5 NORTH, RANGE 67 WEST,

927.                     SECTION 33:

928.                     S/2NW/4; W/2SE/4; SW/4  (LESS & EXCEPT LANDS LYING SOUTH

929.                     AND WEST OF THE RAILROAD) LIMITED TO WELLBORE, FROM 100

930.                     FEET BELOW THE BASE OF THE SHANNON FORMATION DOWN TO THE

931.                     BASE OF THE J-SAND FORMATION; AND IN THE S/2NW/4  BELOW THE

932.                     TOP OF THE J SAND ALSO.

933.

934.               LEASE NUMBER:  CO-050007-0049-005

935.               LESSOR:        JERRY L MOSER; DONNA MOSER

936.               LESSEE:        CORAL GULF EXPLORATION CORPORATION

937.               LEASE DATE:    11/01/1979

938.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

939.                              ------------------------------------------------------------

940.                              898        1829999               COLORADO      WELD

941.               DESCRIPTION:

942.                     WELD COUNTY, COLORADO

943.                     TOWNSHIP 5 NORTH, RANGE 67 WEST,

944.                     SECTION 33:

945.                     S/2NW/4; W/2SE/4; SW/4  (LESS & EXCEPT THAT PART LYING

946.                     SOUTH AND WEST OF THE RAILROAD), LIMITED TO WELLBORE, FROM

947.                     100 FEET BELOW THE BASE OF THE SHANNON FORMATION DOWN TO

948.                     THE BASE OF THE J-SAND FORMATION; AND IN THE S/2NW/4 BELOW

949.                     TOP OF J SAND FORMATION ALSO.

950.

951.               LEASE NUMBER:  CO-050007-0049-006

952.               LESSOR:        SHIRLEY KAMMERZELL; MARVIN KAMMERZELL; MAUDIE WEBER; KEITH

953.                              WEBER; DEANNA WEBER

954.               LESSEE:        CORAL GULF EXPLORATION CORPORATION

955.               LEASE DATE:    11/01/1979

956.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

957.                              ------------------------------------------------------------

958.                              898        18220001              COLORADO      WELD

959.               DESCRIPTION:

960.                     WELD COUNTY, COLORADO

961.                     TOWNSHIP 5 NORTH, RANGE 67 WEST,

962.                     SECTION 33:

963.                     S/2NW/4; W/2SE/4; SW/4  (LESS & EXCEPT THAT PART LYING

964.                     SOUTH AND WEST OF THE RAILROAD) LIMITED TO WELLBORE, FROM

965.                     100 FEET BELOW THE BASE OF THE SHANNON FORMATION DOWN TO

966.                     THE BASE OF THE J-SAND FORMATION; AND IN THE S/2NW/4 BELOW

967.                     THE TOP OF THE J SAND FORMATION ALSO.

968.

969.               LEASE NUMBER:  CO-050007-0050

970.               LESSOR:        RONALD GERBERDING; ANN P GERBERDING

971.               LESSEE:        MAYERS & COMPANY

972.               LEASE DATE:    04/10/1985

973.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

974.                              ------------------------------------------------------------

975.                              1065       2005610               COLORADO      WELD

976.               DESCRIPTION:

977.                     WELD COUNTY, COLORADO

978.                     TOWNSHIP 5 NORTH, RANGE 67 WEST,

979.                     SECTION 33:  A TRACT IN THE SW/4 SW/4, (1.203 ACRES),

980.                     LIMITED TO WELLBORE OF MOSER 23-33, 100 FEET BELOW THE BASE

981.                     OF THE SHANNON FORMATION DOWN TO THE BASE OF THE J-SAND

982.                     FORMATION

983.

984.               LEASE NUMBER:  CO-050007-0051

985.               LESSOR:        WELD COUNTY COLORADO C/O BOARD OF COUNTY COMMISSIONERS

986.               LESSEE:        MAYERS & COMPANY

987.               LEASE DATE:    01/14/1985

988.               RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

989.                              ------------------------------------------------------------

990.                              1055       1995462               COLORADO      WELD

991.               DESCRIPTION:

992.                     WELD COUNTY, COLORADO

993.                     TOWNSHIP 5 NORTH, RANGE 67 WEST,

994.                     SECTION 33:  A TRACT IN THE SW/4 SW/4 (6.80 ACRES), LIMITED

995.                     TO THE WELLBORE OF THE MOSER 23-33, 100 FEET BELOW THE BASE

996.                     OF THE SHANNON FORMATION DOWN TO THE BASE OF THE J-SAND

997.                     FORMATION

998.

999.               LEASE NUMBER:  CO-050007-0052

1000.           LESSOR:        PAUL NELSON; CHARLENE A NELSON

1001.           LESSEE:        CORAL GULF EXPLORATION CORPORATION

1002.           LEASE DATE:    10/11/1979

1003.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1004.                          ------------------------------------------------------------

1005.                          889        1810793               COLORADO      WELD

1006.           DESCRIPTION:

1007.                 WELD COUNTY, COLORADO

1008.                 TOWNSHIP 5 NORTH, RANGE 67 WEST,

1009.                 SECTION 33:  E/2 SE/4, LIMITED TO WELBORE,  FROM 100 FEET

1010.                 BELOW BASE OF SHANNON FORMATION DOWN TO BASE OF J-SAND

1011.                 FORMATION

1012.

1013.           LEASE NUMBER:  CO-050007-0053

1014.           LESSOR:        CHAMPLIN PETROLEUM COMPANY

1015.           LESSEE:        CORAL GULF EXPLORATION CORPORATION

1016.           LEASE DATE:    01/13/1984

1017.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1018.                          ------------------------------------------------------------

1019.                          1023       1959309               COLORADO      WELD

1020.           DESCRIPTION:

1021.                 WELD COUNTY, COLORADO

1022.                 TOWNSHIP 5 NORTH, RANGE 67 WEST,

1023.                 SECTION 34:  A TRACT IN THE W/2 NW/4 (3.21 ACRES), LIMITED

1024.                 IN DEPTH FROM THE SURFACE TO 7,048 FEET

1025.

1026.           LEASE NUMBER:  CO-050007-0054-001

1027.           LESSOR:        JAMES R NELSON; MARY NELSON

1028.           LESSEE:        CORAL GULF EXPLORATION CORPORATION

1029.           LEASE DATE:    10/11/1979

1030.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1031.                          ------------------------------------------------------------

1032.                          889        1810792               COLORADO      WELD

1033.           DESCRIPTION:

1034.                 WELD COUNTY, COLORADO

1035.                 TOWNSHIP 5 NORTH, RANGE 67 WEST,

1036.                 SECTION 34:  A TRACT IN THE W/2 NW/4, LESS 3.21 ACRES,

1037.                 CONTAINING 36.79 ACRES

1038.

1039.           LEASE NUMBER:  CO-050007-0054-002

1040.           LESSOR:        ROBERT D FIELDS; DORIS A FIELDS

1041.           LESSEE:        CORAL GULF EXPLORATION CORPORATION

1042.           LEASE DATE:    10/20/1979

1043.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1044.                          ------------------------------------------------------------

1045.                          889        1810791               COLORADO      WELD

1046.           DESCRIPTION:

1047.                 WELD COUNTY, COLORADO

1048.                 TOWNSHIP 5 NORTH, RANGE 67 WEST,

1049.                 SECTION 34:  A TRACT IN THE W/2 NW/4, LESS 3.21 ACRES,

1050.                 CONTAINING 36.79 ACRES

1051.

1052.           LEASE NUMBER:  CO-050007-0055

1053.           LESSOR:        JAMES T MCDOWELL, A SINGLE MAN

1054.           LESSEE:        CORAL GULF EXPLORATION CORPORATION

1055.           LEASE DATE:    01/04/1980

1056.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1057.                          ------------------------------------------------------------

1058.                          897        1819174               COLORADO      WELD

1059.           DESCRIPTION:

1060.                 WELD COUNTY, COLORADO

1061.                 TOWNSHIP 5 NORTH, RANGE 67 WEST,

1062.                 SECTION 34:  E/2 NW/4

1063.

1064.           LEASE NUMBER:  CO-050007-0056-001

1065.           LESSOR:        CHESTER H PHELPS; AIMEE PHELPS

1066.           LESSEE:        RICHARD L LEWIS

1067.           LEASE DATE:    10/08/1980

1068.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1069.                          ------------------------------------------------------------

1070.                          922        1844253               COLORADO      WELD

1071.           DESCRIPTION:

1072.                 WELD COUNTY, COLORADO

1073.                 TOWNSHIP 5 NORTH, RANGE 65 WEST,

1074.                 SECTION 14:  NE/4 NE/4, AND

1075.                 SECTION 11:  A PARCEL OF LAND IN THE SE/4 OF SE/4

1076.

1077.           LEASE NUMBER:  CO-050007-0056-002

1078.           LESSOR:        HERSCHEL R PHELPS; IRENE PHELPS

1079.           LESSEE:        RICHARD L LEWIS

1080.           LEASE DATE:    10/08/1980

1081.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1082.                          ------------------------------------------------------------

1083.                          918        1840191               COLORADO      WELD

1084.           DESCRIPTION:

1085.                 WELD COUNTY, COLORADO

1086.                 TOWNSHIP 5 NORTH, RANGE 65 WEST,

1087.                 SECTION 14:  NE/4 NE/4, AND

1088.                 SECTION 11:  A PARCEL OF LAND IN THE SE/4 SE/4

1089.

1090.           LEASE NUMBER:  CO-050007-0056-003

1091.           LESSOR:        RUTH PHELPS ANDERSON; EDDIE E ANDERSON

1092.           LESSEE:        RICHARD L LEWIS

1093.           LEASE DATE:    10/08/1980

1094.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1095.                          ------------------------------------------------------------

1096.                          918        1840192               COLORADO      WELD

1097.           DESCRIPTION:

1098.                 WELD COUNTY, COLORADO

1099.                 TOWNSHIP 5 NORTH, RANGE 65 WEST,

1100.                 SECTION 14:  NE/4 NE/4, AND

1101.                 SECTION 11:  A PARCEL OF LAND IN THE SE/4 SE/4

1102.

1103.           LEASE NUMBER:  CO-050007-0056-004

1104.           LESSOR:        RAYMOND H PHELPS; WILMA PHELPS

1105.           LESSEE:        RICHARD L LEWIS

1106.           LEASE DATE:    10/08/1980

1107.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1108.                          ------------------------------------------------------------

1109.                          921        1842808               COLORADO      WELD

1110.           DESCRIPTION:

1111.                 WELD COUNTY, COLORADO

1112.                 TOWNSHIP 5 NORTH, RANGE 65 WEST,

1113.                 SECTION 14:  NE/4 NE/4, AND

1114.                 SECTION 11:  A PARCEL OF LAND IN THE SE/4 SE/4

1115.

1116.           LEASE NUMBER:  CO-050007-0056-005

1117.           LESSOR:        RUSSEL E PHELPS; RUTH PHELPS

1118.           LESSEE:        RICHARD L LEWIS

1119.           LEASE DATE:    10/08/1980

1120.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1121.                          ------------------------------------------------------------

1122.                          922        1844254               COLORADO      WELD

1123.           DESCRIPTION:

1124.                 WELD COUNTY, COLORADO

1125.                 TOWNSHIP 5 NORTH, RANGE 65 WEST,

1126.                 SECTION 14:  NE/4 NE/4, AND

1127.                 SECTION 11:  A PARCEL OF LAND IN THE SE/4 SE/4

1128.

1129.           LEASE NUMBER:  CO-050007-0056-006

1130.           LESSOR:        ROBERT T PHELPS; MILDRED PHELPS

1131.           LESSEE:        RICHARD L LEWIS

1132.           LEASE DATE:    10/08/1980

1133.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1134.                          ------------------------------------------------------------

1135.                          928        1850496               COLORADO      WELD

1136.           DESCRIPTION:

1137.                 WELD COUNTY, COLORADO

1138.                 TOWNSHIP 5 NORTH, RANGE 65 WEST,

1139.                 SECTION 14:  NE/4 NE/4, AND

1140.                 SECTION 11:  A PARCEL OF LAND IN THE SE/4 SE/4

1141.

1142.           LEASE NUMBER:  CO-050007-0056-007

1143.           LESSOR:        DUANE D ZABKE; DOROTHY ZABKE

1144.           LESSEE:        LOCKARD & ROBINS, INC

1145.           LEASE DATE:    02/04/1985

1146.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1147.                          ------------------------------------------------------------

1148.                          1060       2000433               COLORADO      WELD

1149.           DESCRIPTION:

1150.                 WELD COUNTY, COLORADO

1151.                 TOWNSHIP 5 NORTH, RANGE 65 WEST,

1152.                 SECTION 14:  NE/4 NE/4, AND

1153.                 SECTION 11:  A PARCEL OF LAND IN THE SE/4 SE/4

1154.

1155.           LEASE NUMBER:  CO-050007-0057

1156.           LESSOR:        UNION PACIFIC RAILROAD COMPANY

1157.           LESSEE:        PAN AMERICAN PETROLEUM CORPORATION

1158.           LEASE DATE:    11/25/1970

1159.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1160.                          ------------------------------------------------------------

1161.                          638        1559660               COLORADO      WELD

1162.           DESCRIPTION:

1163.                 WELD COUNTY, COLORADO

1164.                 TOWNSHIP 4 NORTH, RANGE 65 WEST,

1165.                 SECTION 35:  SW/4 SW/4

1166.

1167.           LEASE NUMBER:  CO-050007-0058-001

1168.           LESSOR:        FRED O GIBBS AND JOHN D PEARSON, PARTNERS OF G&P

1169.                          ENTERPRISES AND FARMCO ENTERPRISES; A BRUCE JOHNSON AND

1170.                          JANET H JOHNSON, PARTNERS OF FARMCO ENTERPRISES

1171.           LESSEE:        AEON ENERGY CO

1172.           LEASE DATE:    11/13/1980

1173.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1174.                          ------------------------------------------------------------

1175.                          930        1851810               COLORADO      WELD

1176.           DESCRIPTION:

1177.                 WELD COUNTY, COLORADO

1178.                 TOWNSHIP 4 NORTH, RANGE 65 WEST,

1179.                 SECTION 28:  W/2 NE/4, EXCLUDING ALL THAT PART LYING NORTH

1180.                 & EAST OF THE WESTERLY AND SOUTHERLY BOUNDARY OF THE PLATTE

1181.                 VALLEY CANAL, DEPTH RESTRICTION TO THE CODELL FORMATION

1182.

1183.           LEASE NUMBER:  CO-050007-0058-002

1184.           LESSOR:        JOHN L JOHNSON; JOYCE E JOHNSON

1185.           LESSEE:        AEON ENERGY CO

1186.           LEASE DATE:    11/19/1980

1187.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1188.                          ------------------------------------------------------------

1189.                          925        1847116               COLORADO      WELD

1190.           DESCRIPTION:

1191.                 WELD COUNTY, COLORADO

1192.                 TOWNSHIP 4 NORTH, RANGE 65 WEST,

1193.                 SECTION 28:  W/2 NE/4, EXCLUDING ALL THAT PART LYING NORTH

1194.                 & EAST OF THE WESTERLY AND SOUTHERLY BOUNDARY OF THE PLATTE

1195.                 VALLEY CANAL, DEPTH RESTRICTION TO THE CODELL FORMATION

1196.

1197.           LEASE NUMBER:  CO-050007-0058-003

1198.           LESSOR:        MANUEL DE MONTOYA; MODESTA MONTOYA

1199.           LESSEE:        BUDDY BAKER

1200.           LEASE DATE:    06/10/1980

1201.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1202.                          ------------------------------------------------------------

1203.                          906        1827958               COLORADO      WELD

1204.           DESCRIPTION:

1205.                 WELD COUNTY, COLORADO

1206.                 TOWNSHIP 4 NORTH, RANGE 65 WEST,

1207.                 SECTION 28:  W/2 NE/4, EXCLUDING ALL THAT PART LYING NORTH

1208.                 & EAST OF THE WESTERLY AND SOUTHERLY BOUNDARY OF THE PLATTE

1209.                 VALLEY CANAL, DEPTH RESTRICTION TO THE CODELL FORMATION

1210.

1211.           LEASE NUMBER:  CO-050007-0059

1212.           LESSOR:        THOMAS D BROWN, A MARRIED MAN DEALING IN HIS SOLE AND

1213.                          SEPARATE PROPERTY

1214.           LESSEE:        RICHARD L LEWIS

1215.           LEASE DATE:    10/14/1980

1216.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1217.                          ------------------------------------------------------------

1218.                          920        1842373               COLORADO      WELD

1219.           DESCRIPTION:

1220.                 WELD COUNTY, COLORADO

1221.                 TOWNSHIP 5 NORTH, RANGE 65 WEST

1222.                 SECTION 23: SE/4SE/4

1223.

1224.           LEASE NUMBER:  CO-050007-0060-001

1225.           LESSOR:        DEWEY R MARCY

1226.           LESSEE:        RICHARD L LEWIS

1227.           LEASE DATE:    11/07/1980

1228.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1229.                          ------------------------------------------------------------

1230.                          920        1842344               COLORADO      WELD

1231.           DESCRIPTION:

1232.                 WELD COUNTY, COLORADO

1233.                 TOWNSHIP 5 NORTH, RANGE 65 WEST,

1234.                 SECTION 11:  LOT B OF RECORDED EXEMPTION 0961-11-4-RE 265

1235.                 IN THE S/2 SE/4, CONTAINING 40.922 ACRES RESTRICTED TO

1236.                 CODELL AND NIOBRARA FORMATIONS

1237.

1238.           LEASE NUMBER:  CO-050007-0060-002

1239.           LESSOR:        RUTH PHELPS ANDERSON; EDDIE E ANDERSON

1240.           LESSEE:        RICHARD L LEWIS

1241.           LEASE DATE:    11/12/1980

1242.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1243.                          ------------------------------------------------------------

1244.                          921        1843009               COLORADO      WELD

1245.           DESCRIPTION:

1246.                 WELD COUNTY, COLORADO

1247.                 TOWNSHIP 5 NORTH, RANGE 65 WEST,

1248.                 SECTION 11:  LOT A AND B OF RECORDED EXEMPTION 0961-11-4-RE

1249.                 265 IN THE S/2 SE/4, CONTAINING 49.402 ACRES RESTRICTED TO

1250.                 THE CODELL AND NIOBRARA FORMATIONS

1251.

1252.           LEASE NUMBER:  CO-050007-0060-003

1253.           LESSOR:        CHESTER H PHELPS; AIMEE PHELPS

1254.           LESSEE:        RICHARD L LEWIS

1255.           LEASE DATE:    11/12/1980

1256.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1257.                          ------------------------------------------------------------

1258.                          922        1844251               COLORADO      WELD

1259.           DESCRIPTION:

1260.                 WELD COUNTY, COLORADO

1261.                 TOWNSHIP 5 NORTH, RANGE 65 WEST,

1262.                 SECTION 11:  LOT A AND B OF RECORDED EXEMPTION 0961-11-4-RE

1263.                 265 IN THE S/2 SE/4, CONTAINING 49.40 ACRES RESTRICTED TO

1264.                 THE CODELL AND NIOBRARA FORMATIONS

1265.

1266.           LEASE NUMBER:  CO-050007-0060-004

1267.           LESSOR:        HERSCHEL R PHELPS; IRENE PHELPS

1268.           LESSEE:        RICHARD L LEWIS

1269.           LEASE DATE:    11/12/1980

1270.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1271.                          ------------------------------------------------------------

1272.                          921        1843010               COLORADO      WELD

1273.           DESCRIPTION:

1274.                 WELD COUNTY, COLORADO

1275.                 TOWNSHIP 5 NORTH, RANGE 65 WEST,

1276.                 SECTION 11:  LOT A AND B OF RECORDED EXEMPTION 0961-11-4-RE

1277.                 265 IN THE S/2 SE/4, CONTAINING 49.40 ACRES, LIMITED TO THE

1278.                 CODELL AND NIOBRARA FORMATIONS

1279.

1280.           LEASE NUMBER:  CO-050007-0060-005

1281.           LESSOR:        RUSSEL E PHELPS; RUTH PHELPS

1282.           LESSEE:        RICHARD L LEWIS

1283.           LEASE DATE:    11/12/1980

1284.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1285.                          ------------------------------------------------------------

1286.                          922        1844252               COLORADO      WELD

1287.           DESCRIPTION:

1288.                 WELD COUNTY, COLORADO

1289.                 TOWNSHIP 5 NORTH, RANGE 65 WEST,

1290.                 SECTION 11:  LOT A AND B OF RECORDED EXEMPTION 0961-11-4-RE

1291.                 265 IN THE S/2 SE/4, CONTAINING 49.40 ACRES, RESTRICTED TO

1292.                 CODELL AND NIOBRARA FORMATIONS.

1293.

1294.           LEASE NUMBER:  CO-050007-0060-006

1295.           LESSOR:        RAYMOND H PHELPS; WILMA PHELPS

1296.           LESSEE:        RICHARD L LEWIS

1297.           LEASE DATE:    11/12/1980

1298.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1299.                          ------------------------------------------------------------

1300.                          920        1842453               COLORADO      WELD

1301.           DESCRIPTION:

1302.                 WELD COUNTY, COLORADO

1303.                 TOWNSHIP 5 NORTH, RANGE 65 WEST,

1304.                 SECTION 11:  LOT A AND B OF RECORDED EXEMPTION 0961-11-4-RE

1305.                 265 IN THE S/2 SE/4, CONTAINING 49.40 ACRES,  LIMITED TO

1306.                 THE CODELL AND NIOBRARA FORMATIONS

1307.

1308.           LEASE NUMBER:  CO-050007-0060-007

1309.           LESSOR:        T ROBERT PHELPS; MILDRED PHELPS

1310.           LESSEE:        RICHARD L LEWIS

1311.           LEASE DATE:    11/12/1980

1312.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1313.                          ------------------------------------------------------------

1314.                          928        1850495               COLORADO      WELD

1315.           DESCRIPTION:

1316.                 WELD COUNTY, COLORADO

1317.                 TOWNSHIP 5 NORTH, RANGE 65 WEST,

1318.                 SECTION 11:  LOT A AND B OF RECORDED EXEMPTION 0961-11-4-RE

1319.                 265 IN THE S/2 SE/4, CONTAINING 49.40 ACRES, RESTRICTED TO

1320.                 CODELL AND NIOBRARA FORMATIONS

1321.

1322.           LEASE NUMBER:  CO-050007-0060-008

1323.           LESSOR:        DOUGLAS G HOWARD; SANDRA H HOWARD

1324.           LESSEE:        RICHARD L LEWIS

1325.           LEASE DATE:    11/14/1980

1326.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1327.                          ------------------------------------------------------------

1328.                          924        1846386               COLORADO      WELD

1329.           DESCRIPTION:

1330.                 WELD COUNTY, COLORADO

1331.                 TOWNSHIP 5 NORTH, RANGE 65 WEST,

1332.                 SECTION 11:  LOT A OF RECORDED EXEMPTION 0961-11-4-RE 265

1333.                 IN THE S/2 SE/4, CONTAINING 8.48 ACRES,  RESTRICTED TO

1334.                 CODELL AND NIOBRARA FORMATIONS

1335.

1336.           LEASE NUMBER:  CO-050007-0061-001

1337.           LESSOR:        WILLIAM D RICE; JEAN V RICE

1338.           LESSEE:        ENERGY MINERALS

1339.           LEASE DATE:    01/03/1980

1340.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1341.                          ------------------------------------------------------------

1342.                          892        1814126               COLORADO      WELD

1343.           DESCRIPTION:

1344.                 WELD COUNTY, COLORADO

1345.                 TOWNSHIP 5 NORTH, RANGE 64 WEST,

1346.                 SECTION 22:  PART OF W/2 NE/4, PART OF E/2 NE/4, PART OF

1347.                 NW/4 NW/4, AND PART OF NE/4 NW/4, ALL LANDS DESCRIBED BY

1348.                 METES AND BOUNDS IN THE LEASE

1349.

1350.           LEASE NUMBER:  CO-050007-0061-002

1351.           LESSOR:        HAROLD E RICE; DORIS A RICE

1352.           LESSEE:        ENERGY MINERALS

1353.           LEASE DATE:    01/03/1980

1354.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1355.                          ------------------------------------------------------------

1356.                          892        1814130               COLORADO      WELD

1357.           DESCRIPTION:

1358.                 WELD COUNTY, COLORADO

1359.                 TOWNSHIP 5 NORTH, RANGE 64 WEST,

1360.                 SECTION 22:  PART OF W/2 NE/4, PART OF E/2 NE/4, PART OF

1361.                 NW/4 NW/4, AND PART OF NE/4 NW/4, ALL LANDS DESCRIBED BY

1362.                 METES AND BOUNDS IN THE LEASE

1363.

1364.           LEASE NUMBER:  CO-050007-0062

1365.           LESSOR:        ERMA FITHIAN (FORMERLY ERMA DALTON); ROBERT W FITHIAN

1366.           LESSEE:        ENERGY MINERALS

1367.           LEASE DATE:    03/11/1980

1368.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1369.                          ------------------------------------------------------------

1370.                          903        1824645               COLORADO      WELD

1371.           DESCRIPTION:

1372.                 WELD COUNTY, COLORADO

1373.                 TOWNSHIP 5 NORTH, RANGE 64 WEST,

1374.                 SECTION 22:  PART OF W/2 NE/4, PART OF E/2 NE/4, PART OF

1375.                 NW/4 NW/4, AND PART OF NE/4 NW/4, ALL LANDS DESCRIBED BY

1376.                 METES AND BOUNDS IN THE LEASE

1377.

1378.           LEASE NUMBER:  CO-050007-0063-001

1379.           LESSOR:        ROBERT E DOUGHMAN, A WIDOWER

1380.           LESSEE:        SW PRODUCTION COMPANY

1381.           LEASE DATE:    04/03/2001

1382.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1383.                          ------------------------------------------------------------

1384.                                     2842815               COLORADO      WELD

1385.           DESCRIPTION:

1386.                 WELD COUNTY, COLORADO

1387.                 TOWNSHIP 5 NORTH, RANGE 64 WEST,

1388.                 SECTION 22:  PART OF W/2 NE/4, PART OF E/2 NE/4, ALL LANDS

1389.                 DESCRIBED BY METES AND BOUNDS IN THE LEASE

1390.

1391.           LEASE NUMBER:  CO-050007-0063-002

1392.           LESSOR:        MARTHA A KLAUSNER, A WIDOW

1393.           LESSEE:        SW PRODUCTION COMPANY

1394.           LEASE DATE:    04/05/2001

1395.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1396.                          ------------------------------------------------------------

1397.                                     2842816               COLORADO      WELD

1398.           DESCRIPTION:

1399.                 WELD COUNTY, COLORADO

1400.                 TOWNSHIP 5 NORTH, RANGE 64 WEST,

1401.                 SECTION 22:  PART OF W/2 NE/4, PART OF E/2 NE/4, ALL LANDS

1402.                 DESCRIBED BY METES AND BOUNDS IN THE LEASE

1403.

1404.           LEASE NUMBER:  CO-050007-0064

1405.           LESSOR:        CHRISTINE RENE PAULSON; WILLIAM S PAULSON; LUCINDA A

1406.                          PAULSON, ALL AS JOINT TENANTS

1407.           LESSEE:        SW PRODUCTION COMPANY

1408.           LEASE DATE:    01/21/2002

1409.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1410.                          ------------------------------------------------------------

1411.                                     2947752               COLORADO      WELD

1412.           DESCRIPTION:

1413.                 WELD COUNTY, COLORADO

1414.                 TOWNSHIP 5 NORTH, RANGE 64 WEST,

1415.                 SECTION 22:  A TRACT IN THE NE/4 NE/4, NORTH & EAST OF OLD

1416.                 HWY. 34, DESCRIBED IN METES & BOUNDS

1417.

1418.           LEASE NUMBER:  CO-050007-0065-001

1419.           LESSOR:        KENNETH E KREPS; DORA MAE KREPS

1420.           LESSEE:        ENERGY MINERALS CORP

1421.           LEASE DATE:    03/25/1980

1422.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1423.                          ------------------------------------------------------------

1424.                          902        1824352               COLORADO      WELD

1425.           DESCRIPTION:

1426.                 WELD COUNTY, COLORADO

1427.                 TOWNSHIP 5 NORTH, RANGE 64 WEST,

1428.                 SECTION 22:  E/2 SW/4

1429.

1430.           LEASE NUMBER:  CO-050007-0065-002

1431.           LESSOR:        D-J LAND AND CATTLE CO INC

1432.           LESSEE:        ENERGY MINERALS CORP

1433.           LEASE DATE:    03/25/1980

1434.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1435.                          ------------------------------------------------------------

1436.                          902        1824064               COLORADO      WELD

1437.           DESCRIPTION:

1438.                 WELD COUNTY, COLORADO

1439.                 TOWNSHIP 5 NORTH, RANGE 64 WEST,

1440.                 SECTION 22:  E/2 SW/4

1441.

1442.           LEASE NUMBER:  CO-050007-0065-003

1443.           LESSOR:        THE TRAVELERS INSURANCE COMPANY

1444.           LESSEE:        EXCO RESOURCES INC

1445.           LEASE DATE:    03/01/2004

1446.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1447.                          ------------------------------------------------------------

1448.                                                3161042    COLORADO      WELD

1449.           DESCRIPTION:

1450.                 WELD COUNTY, COLORADO

1451.                 TOWNSHIP 5 NORTH, RANGE 64 WEST,

1452.                 SECTION 22:  E/2SW/4

1453.

1454.           LEASE NUMBER:  CO-050007-0067-001

1455.           LESSOR:        CHARLES S WILLIAMS; MARGARET WILLIAMS

1456.           LESSEE:        BEAVER MESA EXPLORATION COMPANY

1457.           LEASE DATE:    05/14/1976

1458.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1459.                          ------------------------------------------------------------

1460.                          770        1692366               COLORADO      WELD

1461.           DESCRIPTION:

1462.                 WELD COUNTY, COLORADO

1463.                 TOWNSHIP 5 NORTH, RANGE 61 WEST,

1464.                 SECTION 4:  SE/4

1465.

1466.           LEASE NUMBER:  CO-050007-0067-002

1467.           LESSOR:        CLAIR A SALL

1468.           LESSEE:        BEAVER MESA EXPLORATION COMPANY

1469.           LEASE DATE:    05/10/1976

1470.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1471.                          ------------------------------------------------------------

1472.                          770        1692371               COLORADO      WELD

1473.           DESCRIPTION:

1474.                 WELD COUNTY, COLORADO

1475.                 TOWNSHIP 5 NORTH, RANGE 61 WEST,

1476.                 SECTION 4:  SE/4

1477.

1478.           LEASE NUMBER:  CO-050007-0067-003

1479.           LESSOR:        CLARENCE P SALL A/K/A PIERCE SALL; DORIS D SALL

1480.           LESSEE:        BEAVER MESA EXPLORATION COMPANY

1481.           LEASE DATE:    05/10/1976

1482.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1483.                          ------------------------------------------------------------

1484.                          770        1692372               COLORADO      WELD

1485.           DESCRIPTION:

1486.                 WELD COUNTY, COLORADO

1487.                 TOWNSHIP 5 NORTH, RANGE 61 WEST,

1488.                 SECTION 4:  SE/4

1489.

1490.           LEASE NUMBER:  CO-050007-0067-004

1491.           LESSOR:        BRENDA FAYE SALL, A SINGLE WOMAN

1492.           LESSEE:        BEAVER MESA EXPLORATION COMPANY

1493.           LEASE DATE:    05/10/1976

1494.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1495.                          ------------------------------------------------------------

1496.                          770        1692372               COLORADO      WELD

1497.           DESCRIPTION:

1498.                 WELD COUNTY, COLORADO

1499.                 TOWNSHIP 5 NORTH, RANGE 61 WEST,

1500.                 SECTION 4:  SE/4

1501.

1502.           LEASE NUMBER:  CO-050007-0067-005

1503.           LESSOR:        SANDRA ELAINE ANDERSEN; KENNETH E ANDERSEN

1504.           LESSEE:        BEAVER MESA EXPLORATION COMPANY

1505.           LEASE DATE:    05/10/1976

1506.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1507.                          ------------------------------------------------------------

1508.                          770        1692375               COLORADO      WELD

1509.           DESCRIPTION:

1510.                 WELD COUNTY, COLORADO

1511.                 TOWNSHIP 5 NORTH, RANGE 61 WEST,

1512.                 SECTION 4:  SE/4

1513.

1514.           LEASE NUMBER:  CO-050007-0068

1515.           LESSOR:        THE FARMERS RESERVOIR AND IRRIGATION COMPANY

1516.           LESSEE:        DECALTA INTERNATIONAL CORPORATION

1517.           LEASE DATE:    08/01/1984

1518.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1519.                          ------------------------------------------------------------

1520.                          1039       1976683               COLORADO      WELD

1521.           DESCRIPTION:

1522.                 WELD COUNTY, COLORADO

1523.                 TOWNSHIP 5 NORTH, RANGE 64 WEST,

1524.                 SECTION 32:  PART OF THE S/2 NE/4 AS DESCRIBED IN LEASE BY

1525.                 METES & BOUNDS, INSOFAR AS PRODUCTION IS ATTRIBUTABLE TO

1526.                 ACREAGE COVERED BY THE AMATO 42-32

1527.

1528.           LEASE NUMBER:  CO-050007-0069-001

1529.           LESSOR:        MIDDLEMAS, BURTON Y A/K/A BURT MIDDLEMAS; EDNA H MIDDLEMAS

1530.           LESSEE:        DECALTA INTERNATIONAL CORPORATION

1531.           LEASE DATE:    01/13/1982

1532.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1533.                          ------------------------------------------------------------

1534.                          961        1883888               COLORADO      WELD

1535.           DESCRIPTION:

1536.                 WELD COUNTY, COLORADO

1537.                 TOWNSHIP 5 NORTH, RANGE 64 WEST,

1538.                 SECTION 32:  PART OF THE S/2 NE/4 AS DESCRIBED IN LEASE BY

1539.                 METES & BOUNDS, INSOFAR AS PRODUCTION IS ATTRIBUTABLE TO

1540.                 ACREAGE COVERED BY THE AMATO 42-32

1541.

1542.           LEASE NUMBER:  CO-050007-0069-002

1543.           LESSOR:        HENRY W MILLER; GEORGIA J MILLER

1544.           LESSEE:        DECALTA INTERNATIONAL CORPORATION

1545.           LEASE DATE:    01/11/1982

1546.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1547.                          ------------------------------------------------------------

1548.                          961        1883881               COLORADO      WELD

1549.           DESCRIPTION:

1550.                 WELD COUNTY, COLORADO

1551.                 TOWNSHIP 5 NORTH, RANGE 64 WEST,

1552.                 SECTION 32:  PART OF THE S/2 NE/4 AS DESCRIBED IN LEASE BY

1553.                 METES & BOUNDS, INSOFAR AS PRODUCTION IS ATTRIBUTABLE TO

1554.                 ACREAGE COVERED BY THE AMATO 42-32

1555.

1556.           LEASE NUMBER:  CO-050007-0070

1557.           LESSOR:        ALFRED D BARBER; GLENDA SUE BARBER

1558.           LESSEE:        DECALTA INTERNATIONAL CORPORATION

1559.           LEASE DATE:    01/12/1982

1560.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1561.                          ------------------------------------------------------------

1562.                          965        1888829               COLORADO      WELD

1563.           DESCRIPTION:

1564.                 WELD COUNTY, COLORADO

1565.                 TOWNSHIP 5 NORTH, RANGE 64 WEST,

1566.                 SECTION 32:  PART OF THE S/2 NE/4 AS DESCRIBED IN LEASE BY

1567.                 METES & BOUNDS, INSOFAR AS PRODUCTION IS ATTRIBUTABLE TO

1568.                 ACREAGE COVERED BY THE AMATO 42-32

1569.

1570.           LEASE NUMBER:  CO-050007-0071

1571.           LESSOR:        MELVIN BRUG; OLA FAYE BRUG

1572.           LESSEE:        DECALTA INTERNATIONAL CORPORATION

1573.           LEASE DATE:    01/21/1982

1574.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1575.                          ------------------------------------------------------------

1576.                          961        1883889               COLORADO      WELD

1577.           DESCRIPTION:

1578.                 WELD COUNTY, COLORADO

1579.                 TOWNSHIP 5 NORTH, RANGE 64 WEST,

1580.                 SECTION 32:  PART OF THE S/2 NE/4 AS DESCRIBED IN LEASE BY

1581.                 METES & BOUNDS, INSOFAR AS PRODUCTION IS ATTRIBUTABLE TO

1582.                 ACREAGE COVERED BY THE AMATO 42-32

1583.

1584.           LEASE NUMBER:  CO-050007-0072

1585.           LESSOR:        LYNN I BROWNLEE; RUBY M BROWNLEE

1586.           LESSEE:        DECALTA INTERNATIONAL CORPORATION

1587.           LEASE DATE:    01/11/1982

1588.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1589.                          ------------------------------------------------------------

1590.                          965        1888830               COLORADO      WELD

1591.           DESCRIPTION:

1592.                 WELD COUNTY, COLORADO

1593.                 TOWNSHIP 5 NORTH, RANGE 64 WEST,

1594.                 SECTION 32:  PART OF THE S/2 NE/4 AS DESCRIBED IN LEASE BY

1595.                 METES & BOUNDS, INSOFAR AS PRODUCTION IS ATTRIBUTABLE TO

1596.                 ACREAGE COVERED BY THE AMATO 42-32

1597.

1598.           LEASE NUMBER:  CO-050007-0073

1599.           LESSOR:        FRED C HERBST; HELEN B HERBST

1600.           LESSEE:        DECALTA INTERNATIONAL CORPORATION

1601.           LEASE DATE:    01/12/1982

1602.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1603.                          ------------------------------------------------------------

1604.                          961        1883880               COLORADO      WELD

1605.           DESCRIPTION:

1606.                 WELD COUNTY, COLORADO

1607.                 TOWNSHIP 5 NORTH, RANGE 64 WEST,

1608.                 SECTION 32:  PART OF THE S/2 NE/4 AS DESCRIBED IN LEASE BY

1609.                 METES & BOUNDS, INSOFAR AS PRODUCTION IS ATTRIBUTABLE TO

1610.                 ACREAGE COVERED BY THE AMATO 42-32

1611.

1612.           LEASE NUMBER:  CO-050007-0074

1613.           LESSOR:        JIMMIE H CROSS; CHARLOTTE L CROSS

1614.           LESSEE:        DECALTA INTERNATIONAL CORPORATION

1615.           LEASE DATE:    01/08/1982

1616.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1617.                          ------------------------------------------------------------

1618.                          961        1883878               COLORADO      WELD

1619.           DESCRIPTION:

1620.                 WELD COUNTY, COLORADO

1621.                 TOWNSHIP 5 NORTH, RANGE 64 WEST,

1622.                 SECTION 32:  PART OF THE S/2 NE/4 AS DESCRIBED IN LEASE BY

1623.                 METES & BOUNDS, INSOFAR AS PRODUCTION IS ATTRIBUTABLE TO

1624.                 ACREAGE COVERED BY THE AMATO 42-32

1625.

1626.           LEASE NUMBER:  CO-050007-0075-001

1627.           LESSOR:        THE COLORADO NATIONAL BANK OF DENVER AND RICHARD S SHANNON

1628.                          JR, CO-TRUSTEES OF THE TRUST OF R S SHANNON SR, ACCT #12347

1629.           LESSEE:        THE COLTON COMPANY

1630.           LEASE DATE:    11/23/1981

1631.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1632.                          ------------------------------------------------------------

1633.                          955        1876787               COLORADO      WELD

1634.           DESCRIPTION:

1635.                 WELD COUNTY, COLORADO

1636.                 TOWNSHIP 4 NORTH, RANGE 64 WEST,

1637.                 SECTION 18:  PART OF THE W/2NE/4, LIMITED TO PRODUCTION

1638.                 FROM WELLS LOCATED IN THE SW/4NE/4

1639.

1640.           LEASE NUMBER:  CO-050007-0075-002

1641.           LESSOR:        JOHN G BAKER, A MARRIED MAN DEALING IN HIS SOLE AND

1642.                          SEPARATE PROPERTY

1643.           LESSEE:        PETRO QUEST INC

1644.           LEASE DATE:    03/04/1982

1645.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1646.                          ------------------------------------------------------------

1647.                          967        1891575               COLORADO      WELD

1648.           DESCRIPTION:

1649.                 WELD COUNTY, COLORADO

1650.                 TOWNSHIP 4 NORTH, RANGE 64 WEST,

1651.                 SECTION 18:  PART OF THE W/2NE/4, LIMITED TO PRODUCTION

1652.                 FROM WELLS LOCATED IN THE SW/4NE/4

1653.

1654.           LEASE NUMBER:  CO-050007-0075-003

1655.           LESSOR:        GEORGE L FRICK; DOROTHY M FRICK

1656.           LESSEE:        PETRO QUEST INC

1657.           LEASE DATE:    03/02/1982

1658.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1659.                          ------------------------------------------------------------

1660.                          972        1897578               COLORADO      WELD

1661.           DESCRIPTION:

1662.                 WELD COUNTY, COLORADO

1663.                 TOWNSHIP 4 NORTH, RANGE 64 WEST,

1664.                 SECTION 18:  PART OF THE W/2NE/4, LIMITED TO PRODUCTION

1665.                 FROM WELLS LOCATED IN THE SW/4NE/4

1666.

1667.           LEASE NUMBER:  CO-050007-0075-004

1668.           LESSOR:        ROBERT A ECKHARDT; ELSIE P ECKHARDT

1669.           LESSEE:        DECALTA INTERNATIONAL CORPORATION

1670.           LEASE DATE:    12/01/1981

1671.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1672.                          ------------------------------------------------------------

1673.                          959        1880383               COLORADO      WELD

1674.           DESCRIPTION:

1675.                 WELD COUNTY, COLORADO

1676.                 TOWNSHIP 4 NORTH, RANGE 64 WEST,

1677.                 SECTION 18:  PART OF THE W/2NE/4, LIMITED TO PRODUCTION

1678.                 FROM WELLS LOCATED IN THE SW/4NE/4

1679.

1680.           LEASE NUMBER:  CO-050007-0075-005

1681.           LESSOR:        HAROLD E FURROW, A MARRIED MAN DEALING IN HIS SOLE AND

1682.                          SEPARATE PROPERTY

1683.           LESSEE:        DECALTA INTERNATIONAL CORPORATION

1684.           LEASE DATE:    11/25/1981

1685.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1686.                          ------------------------------------------------------------

1687.                          959        1880387               COLORADO      WELD

1688.           DESCRIPTION:

1689.                 WELD COUNTY, COLORADO

1690.                 TOWNSHIP 4 NORTH, RANGE 64 WEST,

1691.                 SECTION 18:  PART OF THE W/2NE/4, LIMITED TO PRODUCTION

1692.                 FROM WELLS LOCATED IN THE SW/4NE/4

1693.

1694.           LEASE NUMBER:  CO-050007-0075-006

1695.           LESSOR:        VIOLETTIA M BUTLER, A WIDOW

1696.           LESSEE:        DECALTA INTERNATIONAL CORPORATION

1697.           LEASE DATE:    11/25/1981

1698.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1699.                          ------------------------------------------------------------

1700.                          959        1880385               COLORADO      WELD

1701.           DESCRIPTION:

1702.                 WELD COUNTY, COLORADO

1703.                 TOWNSHIP 4 NORTH, RANGE 64 WEST,

1704.                 SECTION 18:  PART OF THE W/2NE/4, LIMITED TO PRODUCTION

1705.                 FROM WELLS LOCATED IN THE SW/4NE/4

1706.

1707.           LEASE NUMBER:  CO-050007-0075-007

1708.           LESSOR:        STANLEY E FURROW; LYDIA S FURROW

1709.           LESSEE:        DECALTA INTERNATIONAL CORPORATION

1710.           LEASE DATE:    11/25/1981

1711.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1712.                          ------------------------------------------------------------

1713.                          959        1880379               COLORADO      WELD

1714.           DESCRIPTION:

1715.                 WELD COUNTY, COLORADO

1716.                 TOWNSHIP 4 NORTH, RANGE 64 WEST,

1717.                 SECTION 18:  PART OF THE W/2NE/4, LIMITED TO PRODUCTION

1718.                 FROM WELLS LOCATED IN THE SW/4NE/4

1719.

1720.           LEASE NUMBER:  CO-050007-0076-001

1721.           LESSOR:        JACOB BERNHARDT; LYDIA BERNHARDT

1722.           LESSEE:        SULPHUR RIVER EXPLORATION INC

1723.           LEASE DATE:    09/03/1981

1724.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1725.                          ------------------------------------------------------------

1726.                          948        1870178               COLORADO      WELD

1727.           DESCRIPTION:

1728.                 WELD COUNTY, COLORADO

1729.                 TOWNSHIP 4 NORTH, RANGE 67 WEST,

1730.                 SECTION 13: PART OF THE SE/4, DESCRIBED IN METES & BOUNDS

1731.                 IN THE LEASE AND SECTION 24:  PART OF THE NE/4, DESCRIBED

1732.                 IN METES & BOUNDS IN THE LEASE.

1733.

1734.           LEASE NUMBER:  CO-050007-0076-002

1735.           LESSOR:        GEORGE BERNHARDT JR; MARY BERNHARDT

1736.           LESSEE:        SULPHUR RIVER EXPLORATION INC

1737.           LEASE DATE:    09/03/1981

1738.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1739.                          ------------------------------------------------------------

1740.                          948        1870175               COLORADO      WELD

1741.           DESCRIPTION:

1742.                 WELD COUNTY, COLORADO

1743.                 TOWNSHIP 4 NORTH, RANGE 67 WEST,

1744.                 SECTION 13: PART OF THE SE/4, DESCRIBED IN METES & BOUNDS

1745.                 IN THE LEASE; AND

1746.                 SECTION 24:  PART OF THE NE/4, DESCRIBED IN METES & BOUNDS

1747.                 IN THE LEASE.

1748.

1749.           LEASE NUMBER:  CO-050007-0076-003

1750.           LESSOR:        MARTHA BUXMAN; FRED BUXMAN

1751.           LESSEE:        SULPHUR RIVER EXPLORATION INC

1752.           LEASE DATE:    09/03/1981

1753.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1754.                          ------------------------------------------------------------

1755.                          948        1870177               COLORADO      WELD

1756.           DESCRIPTION:

1757.                 WELD COUNTY, COLORADO

1758.                 TOWNSHIP 4 NORTH, RANGE 67 WEST,

1759.                 SECTION 13: PART OF THE SE/4, DESCRIBED IN METES & BOUNDS

1760.                 IN THE LEASE; AND

1761.                 SECTION 24:  PART OF THE NE/4, DESCRIBED IN METES & BOUNDS

1762.                 IN THE LEASE.

1763.

1764.           LEASE NUMBER:  CO-050007-0076-004

1765.           LESSOR:        MARIE JOHNSON; VICTOR JOHNSON

1766.           LESSEE:        SULPHUR RIVER EXPLORATION INC

1767.           LEASE DATE:    09/03/1981

1768.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1769.                          ------------------------------------------------------------

1770.                          948        1870176               COLORADO      WELD

1771.           DESCRIPTION:

1772.                 WELD COUNTY, COLORADO

1773.                 TOWNSHIP 4 NORTH, RANGE 67 WEST,

1774.                 SECTION 13: PART OF THE SE/4, DESCRIBED IN METES & BOUNDS

1775.                 IN THE LEASE; AND

1776.                 SECTION 24:  PART OF THE NE/4, DESCRIBED IN METES & BOUNDS

1777.                 IN THE LEASE.

1778.

1779.           LEASE NUMBER:  CO-050007-0076-005

1780.           LESSOR:        MARGARET BERNHARDT, A SINGLE WOMAN

1781.           LESSEE:        SULPHUR RIVER EXPLORATION INC

1782.           LEASE DATE:    09/03/1981

1783.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1784.                          ------------------------------------------------------------

1785.                          948        1870179               COLORADO      WELD

1786.           DESCRIPTION:

1787.                 WELD COUNTY, COLORADO

1788.                 TOWNSHIP 4 NORTH, RANGE 67 WEST,

1789.                 SECTION 13: PART OF THE SE/4, DESCRIBED IN METES & BOUNDS

1790.                 IN THE LEASE; AND

1791.                 SECTION 24:  PART OF THE NE/4, DESCRIBED IN METES & BOUNDS

1792.                 IN THE LEASE.

1793.

1794.           LEASE NUMBER:  CO-050007-0077

1795.           LESSOR:        REUBEN BERNHARDT; HESTER P BERNHARDT

1796.           LESSEE:        SULPHUR RIVER EXPLORATION INC

1797.           LEASE DATE:    09/03/1981

1798.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1799.                          ------------------------------------------------------------

1800.                          948        1870174               COLORADO      WELD

1801.           DESCRIPTION:

1802.                 WELD COUNTY, COLORADO

1803.                 TOWNSHIP 4 NORTH, RANGE 67 WEST,

1804.                 SECTION 13: PART OF THE SE/4, DESCRIBED IN METES & BOUNDS

1805.                 IN THE LEASE; AND

1806.                 SECTION 24:  PART OF THE NE/4, DESCRIBED IN METES & BOUNDS

1807.                 IN THE LEASE.

1808.

1809.           LEASE NUMBER:  CO-050007-0078

1810.           LESSOR:        FRIEDA KERBS

1811.           LESSEE:        CENTENNIAL PETROLEUM INC

1812.           LEASE DATE:    07/17/1981

1813.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1814.                          ------------------------------------------------------------

1815.                          943        1864893               COLORADO      WELD

1816.           DESCRIPTION:

1817.                 WELD COUNTY, COLORADO

1818.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

1819.                 SECTION 20:  NW/4NW/4

1820.

1821.           LEASE NUMBER:  CO-050007-0079-001

1822.           LESSOR:        ROY H MILLER; JEANETTE M MILLER

1823.           LESSEE:        ENERGY MINERALS CORPORATION

1824.           LEASE DATE:    01/18/1982

1825.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1826.                          ------------------------------------------------------------

1827.                          961        1883624               COLORADO      WELD

1828.           DESCRIPTION:

1829.                 WELD COUNTY, COLORADO

1830.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

1831.                 SECTION 30:  SW/4NE/4

1832.                 DEEP RIGHTS ONLY, FROM THE BASE OF THE CODELL DOWN TO THE

1833.                 DEEPEST DEPTH OWNED

1834.

1835.           LEASE NUMBER:  CO-050007-0079-002

1836.           LESSOR:        NORMAN E FLACK; MARY K FLACK

1837.           LESSEE:        ENERGY MINERALS CORPORATION

1838.           LEASE DATE:    03/18/1983

1839.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1840.                          ------------------------------------------------------------

1841.                          992        1922555               COLORADO      WELD

1842.           DESCRIPTION:

1843.                 WELD COUNTY, COLORADO

1844.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

1845.                 SECTION 30:  NW/4NE/4, SE/4NE/4 AND NE/4NE/4 AND SW/4NE/4,

1846.                 LIMITED IN DEPTH FROM THE BASE OF THE CODELL DOWN TO THE

1847.                 DEEPEST DEPTH OWNED

1848.

1849.           LEASE NUMBER:  CO-050007-0080

1850.           LESSOR:        ROBERT H STROH; MARIE STROH

1851.           LESSEE:        MISSION OIL COMPANY

1852.           LEASE DATE:    05/21/1986

1853.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1854.                          ------------------------------------------------------------

1855.                          1114       2054968               COLORADO      WELD

1856.           DESCRIPTION:

1857.                 WELD COUNTY, COLORADO

1858.                 TOWNSHIP 4 NORTH, RANGE 67 WEST,

1859.                 SECTION 24:  31.74 ACRES OUT OF THE SW/4NW/4; AND

1860.                 SECTION 13: SE/4SW/4, LESS 6.29 ACRE TRACT

1861.

1862.           LEASE NUMBER:  CO-050007-0081

1863.           LESSOR:        CHRIS LORENZ, A WIDOWER

1864.           LESSEE:        T S PACE

1865.           LEASE DATE:    02/13/1970

1866.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1867.                          ------------------------------------------------------------

1868.                          624        1545883               COLORADO      WELD

1869.           DESCRIPTION:

1870.                 WELD COUNTY, COLORADO

1871.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

1872.                 SECTION 28: PART OF THE NE/4SE/4

1873.                 SECTION 28: SW/4SE/4 AND SE/4SE/4, LIMITED IN DEPTH FROM

1874.                 THE BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED.

1875.                 ALL CONTAINING 119.77 ACRES, MORE OR LESS

1876.

1877.           LEASE NUMBER:  CO-050007-0082-001

1878.           LESSOR:        HELEN L KELLER, A MARRIED WOMAN DEALING IN HER SOLE AND

1879.                          SEPARATE PROPERTY

1880.           LESSEE:        AEON ENERGY CO

1881.           LEASE DATE:    10/08/1981

1882.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1883.                          ------------------------------------------------------------

1884.                          953        1875209               COLORADO      WELD

1885.           DESCRIPTION:

1886.                 WELD COUNTY, COLORADO

1887.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

1888.                 SECTION 28: PART OF THE NE/4SE/4

1889.                 SECTION 28: SW/4SE/4 AND SE/4SE/4, LIMITED IN DEPTH FROM

1890.                 THE BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED.

1891.

1892.           LEASE NUMBER:  CO-050007-0082-002

1893.           LESSOR:        JOAN C BAAB, A MARRIED WOMAN DEALING IN HER SOLE AND

1894.                          SEPARATE PROPERTY

1895.           LESSEE:        AEON ENERGY CO

1896.           LEASE DATE:    10/08/1981

1897.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1898.                          ------------------------------------------------------------

1899.                          953        1875210               COLORADO      WELD

1900.           DESCRIPTION:

1901.                 WELD COUNTY, COLORADO

1902.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

1903.                 SECTION 28: PART OF THE NE/4SE/4

1904.                 SECTION 28: SW/4SE/4 AND SE/4SE/4, LIMITED IN DEPTH FROM

1905.                 THE BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED.

1906.

1907.           LEASE NUMBER:  CO-050007-0082-003

1908.           LESSOR:        ALYCE J PITTS, A MARRIED WOMAN DEALING IN HER SOLE AND

1909.                          SEPARATE PROPERTY

1910.           LESSEE:        AEON ENERGY CO

1911.           LEASE DATE:    10/08/1981

1912.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1913.                          ------------------------------------------------------------

1914.                          953        1875211               COLORADO      WELD

1915.           DESCRIPTION:

1916.                 WELD COUNTY, COLORADO

1917.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

1918.                 SECTION 28: PART OF THE NE/4SE/4

1919.                 SECTION 28: SW/4SE/4 AND SE/4SE/4, LIMITED IN DEPTH FROM

1920.                 THE BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED.

1921.

1922.           LEASE NUMBER:  CO-050007-0083

1923.           LESSOR:        ZOLA A SEEKAMP; LLOYD D SEEKAMP

1924.           LESSEE:        BATAA OIL INC

1925.           LEASE DATE:    09/18/1989

1926.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1927.                          ------------------------------------------------------------

1928.                          1244       2192146               COLORADO      WELD

1929.           DESCRIPTION:

1930.                 WELD COUNTY, COLORADO

1931.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

1932.                 SECTION 28: PART OF THE NE/4SE/4

1933.                 SECTION 28: PART OF THE SE/4SE/4, LIMITED IN DEPTH FROM THE

1934.                 BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED.

1935.

1936.           LEASE NUMBER:  CO-050007-0084

1937.           LESSOR:        MADELINE J CRABTREE, A SINGLE WOMAN

1938.           LESSEE:        BATAA OIL INC

1939.           LEASE DATE:    10/02/1989

1940.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1941.                          ------------------------------------------------------------

1942.                          1245       2193557               COLORADO      WELD

1943.           DESCRIPTION:

1944.                 WELD COUNTY, COLORADO

1945.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

1946.                 SECTION 28: PART OF THE NE/4SE/4

1947.                 SECTION 28: PART OF THE SE/4SE/4, LIMITED IN DEPTH FROM THE

1948.                 BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED.

1949.

1950.           LEASE NUMBER:  CO-050007-0085

1951.           LESSOR:        ELIZABETH E JOHNS

1952.           LESSEE:        BATAA OIL INC

1953.           LEASE DATE:    09/18/1989

1954.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1955.                          ------------------------------------------------------------

1956.                          1244       2192145               COLORADO      WELD

1957.           DESCRIPTION:

1958.                 WELD COUNTY, COLORADO

1959.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

1960.                 SECTION 28: PART OF THE NE/4SE/4

1961.                 SECTION 28: PART OF THE SE/4SE/4, LIMITED IN DEPTH FROM THE

1962.                 BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED.

1963.                 ALL CONTAINING 79.77 ACRES, MORE OR LESS

1964.

1965.           LEASE NUMBER:  CO-050007-0086

1966.           LESSOR:        STATE DEPARTMENT OF HIGHWAYS, DIVISION OF HIGHWAYS, STATE

1967.                          OF COLORADO

1968.           LESSEE:        BATAA OIL INC

1969.           LEASE DATE:    09/21/1989

1970.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1971.                          ------------------------------------------------------------

1972.                          1251       2200647               COLORADO      WELD

1973.           DESCRIPTION:

1974.                 WELD COUNTY, COLORADO

1975.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

1976.                 SECTION 28: PART OF THE NE/4SE/4

1977.                 SECTION 28: PART OF THE SE/4SE/4, LIMITED IN DEPTH FROM THE

1978.                 BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED.

1979.

1980.           LEASE NUMBER:  CO-050007-0087

1981.           LESSOR:        ROBERT H GREEN, SUCCESSOR TRUSTEE OF THE GILCREST TOWNSITE

1982.                          COMPANY, A DISSOLVED COLORADO CORPORATION, TRUST

1983.           LESSEE:        BATAA OIL INC

1984.           LEASE DATE:    08/14/1990

1985.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

1986.                          ------------------------------------------------------------

1987.                          1273       2223693               COLORADO      WELD

1988.           DESCRIPTION:

1989.                 WELD COUNTY, COLORADO

1990.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

1991.                 SECTION 28: PART OF THE NE/4SE/4

1992.                 SECTION 28: PART OF THE SE/4SE/4, LIMITED IN DEPTH FROM THE

1993.                 BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED.

1994.

1995.           LEASE NUMBER:  CO-050007-0088

1996.           LESSOR:        UNION PACIFIC RESOURCES COMPANY

1997.           LESSEE:        PRIMA OIL AND GAS COMPANY

1998.           LEASE DATE:    12/01/1989

1999.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2000.                          ------------------------------------------------------------

2001.                          1320       2272559               COLORADO      WELD

2002.           DESCRIPTION:

2003.                 WELD COUNTY, COLORADO

2004.                 TOWNSHIP 4 NORTH, RANGE 67 WEST,

2005.                 SECTION 24:  2.2 ACRES OUT OF SW/4NW/4

2006.

2007.           LEASE NUMBER:  CO-050007-0089-001

2008.           LESSOR:        JAMES LEE ODLE; RUTH ANN ODLE

2009.           LESSEE:        SUNSHINE VALLEY PETROLEUM CORPORATION

2010.           LEASE DATE:    12/01/1988

2011.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2012.                          ------------------------------------------------------------

2013.                          1218       2164586               COLORADO      WELD

2014.           DESCRIPTION:

2015.                 WELD COUNTY, COLORADO

2016.                 TOWNSHIP 5 NORTH, RANGE 63 WEST,

2017.                 SECTION 19: E/2 NW/4 AND LOTS A & B IN THE E/2NW/4

2018.

2019.           LEASE NUMBER:  CO-050007-0089-002

2020.           LESSOR:        ALLEN J KINCAID; LORNA G KINCAID

2021.           LESSEE:        SUNSHINE VALLEY PETROLEUM CORPORATION

2022.           LEASE DATE:    12/01/1988

2023.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2024.                          ------------------------------------------------------------

2025.                          1218       2164585               COLORADO      WELD

2026.           DESCRIPTION:

2027.                 WELD COUNTY, COLORADO

2028.                 TOWNSHIP 5 NORTH, RANGE 63 WEST,

2029.                 SECTION 19: E/2 NW/4 AND LOTS A & B IN THE E/2NW/4,

2030.

2031.           LEASE NUMBER:  CO-050007-0089-003

2032.           LESSOR:        ROSITA TRUJILLO

2033.           LESSEE:        SUNSHINE VALLEY PETROLEUM CORPORATION

2034.           LEASE DATE:    08/12/1987

2035.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2036.                          ------------------------------------------------------------

2037.                          1169       2113483               COLORADO      WELD

2038.           DESCRIPTION:

2039.                 WELD COUNTY, COLORADO

2040.                 TOWNSHIP 5 NORTH, RANGE 63 WEST,

2041.                 SECTION 19: E/2 NW/4 AND LOTS A & B IN THE E/2NW/4

2042.

2043.           LEASE NUMBER:  CO-050007-0089-004

2044.           LESSOR:        IRVING R DEEMAR

2045.           LESSEE:        SUNSHINE VALLEY PETROLEUM CORPORATION

2046.           LEASE DATE:    08/12/1987

2047.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2048.                          ------------------------------------------------------------

2049.                          1167       2111580               COLORADO      WELD

2050.           DESCRIPTION:

2051.                 WELD COUNTY, COLORADO

2052.                 TOWNSHIP 5 NORTH, RANGE 63 WEST,

2053.                 SECTION 19: E/2 NW/4 AND LOTS A & B IN THE E/2NW/4

2054.

2055.           LEASE NUMBER:  CO-050007-0089-005

2056.           LESSOR:        STOW L WITWER; CLARA WITWER

2057.           LESSEE:        SUNSHINE VALLEY PETROLEUM CORPORATION

2058.           LEASE DATE:    08/12/1987

2059.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2060.                          ------------------------------------------------------------

2061.                          1167       2111124               COLORADO      WELD

2062.           DESCRIPTION:

2063.                 WELD COUNTY, COLORADO

2064.                 TOWNSHIP 5 NORTH, RANGE 63 WEST,

2065.                 SECTION 19: E/2 NW/4 AND LOTS A & B IN THE E/2NW/4

2066.

2067.           LEASE NUMBER:  CO-050007-0090

2068.           LESSOR:        PAUL W GAISER; BILLIE LOU GAISER

2069.           LESSEE:        SUNSHINE VALLEY PETROLEUM CORPORATION

2070.           LEASE DATE:    08/12/1987

2071.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2072.                          ------------------------------------------------------------

2073.                          1167       2111127               COLORADO      WELD

2074.           DESCRIPTION:

2075.                 WELD COUNTY, COLORADO

2076.                 TOWNSHIP 5 NORTH, RANGE 63 WEST,

2077.                 SECTION 19: LOTS A & B IN THE E/2NW/4

2078.

2079.           LEASE NUMBER:  CO-050007-0091-001

2080.           LESSOR:        THE LAURENCE H RIEDER FAMILY TRUST, MARY ALICE RIEDER,

2081.                          TRUSTEE

2082.           LESSEE:        SOUTHWESTERN EAGLE LLC

2083.           LEASE DATE:    10/24/2002

2084.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2085.                          ------------------------------------------------------------

2086.                                     2999551               COLORADO      WELD

2087.           DESCRIPTION:

2088.                 WELD COUNTY, COLORADO

2089.                 TOWNSHIP 4 NORTH, RANGE 67 WEST,

2090.                 SECTION 5:  ALL OF THAT PORTION OF N/2SE/4 LYING EAST OF

2091.                 THE CENTER LINE OF CONSOLIDATED HILLSBOROUGH DITCH, AS SAME

2092.                 WAS LOCATED ON, OVER AND ACROSS SAID LANDS ON NOVEMBER 19,

2093.                 1965, LESS AND EXCEPT A TRACT DESCRIBED AS LOT A WHICH

2094.                 CONTAINS 0.86956 ACRES, MORE OR LESS.

2095.

2096.           LEASE NUMBER:  CO-050007-0091-002

2097.           LESSOR:        LAURENCE H RIEDER,  A MARRIED MAN DEALING IN HIS SOLE AND

2098.                          SEPARATE PROPERTY

2099.           LESSEE:        SOUTHWESTERN EAGLE LLC

2100.           LEASE DATE:    10/24/2002

2101.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2102.                          ------------------------------------------------------------

2103.                                     2999550               COLORADO      WELD

2104.           DESCRIPTION:

2105.                 WELD COUNTY, COLORADO

2106.                 TOWNSHIP 4 NORTH, RANGE 67 WEST,

2107.                 SECTION 5:  ALL OF THAT PORTION OF N/2SE/4 LYING EAST OF

2108.                 THE CENTER LINE OF CONSOLIDATED HILLSBOROUGH DITCH, AS SAME

2109.                 WAS LOCATED ON, OVER AND ACROSS SAID LANDS ON NOVEMBER 19,

2110.                 1965, LESS AND EXCEPT A TRACT DESCRIBED AS LOT A WHICH

2111.                 CONTAINS 0.86956 ACRES, MORE OR LESS ACCORDING TO THE

2112.                 RECORDED SURVEY.

2113.                 TOTAL ACRES CONTAINING 54.13044

2114.

2115.           LEASE NUMBER:  CO-050007-0092

2116.           LESSOR:        LARIMER AND WELD COUNTY SCHOOL DISTRICT RE-5-J, A

2117.                          GOVERNMENTAL SUBDIVISION OF THE STATE OF COLORADO, ACTING

2118.                          BY AND THROUGH ITS BOARD OF EDUCATION

2119.           LESSEE:        ROBERT D ST JOHN

2120.           LEASE DATE:    10/31/1979

2121.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2122.                          ------------------------------------------------------------

2123.                          890        1811695               COLORADO      WELD

2124.           DESCRIPTION:

2125.                 WELD COUNTY, COLORADO

2126.                 TOWNSHIP 4 NORTH, RANGE 67 WEST,

2127.                 SECTION 5:  METES AND BOUNDS DESCRIBED IN NE/4SE/4

2128.

2129.           LEASE NUMBER:  CO-050007-0093

2130.           LESSOR:        D P M INVESTMENTS

2131.           LESSEE:        CODY NORDELL EXPLORATION INC

2132.           LEASE DATE:    03/02/1983

2133.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2134.                          ------------------------------------------------------------

2135.                          994        1924122               COLORADO      WELD

2136.           DESCRIPTION:

2137.                 WELD COUNTY, COLORADO

2138.                 TOWNSHIP 4 NORTH, RANGE 67 WEST,

2139.                 SECTION 5:  METES AND BOUNDS DESCRIBED IN NE/4SE/4

2140.

2141.           LEASE NUMBER:  CO-050007-0094

2142.           LESSOR:        GERTRUDE COTRILL; FLOYD R TRIMBLE; KENNETH M TRIMBLE; JAMES

2143.                          G TRIMBLE

2144.           LESSEE:        CODY NORDELL EXPLORATION INC

2145.           LEASE DATE:    03/02/1983

2146.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2147.                          ------------------------------------------------------------

2148.                          995        1925347               COLORADO      WELD

2149.           DESCRIPTION:

2150.                 WELD COUNTY, COLORADO

2151.                 TOWNSHIP 4 NORTH, RANGE 67 WEST,

2152.                 SECTION 5:  METES AND BOUNDS DESCRIBED IN NE/4SE/4

2153.

2154.           LEASE NUMBER:  CO-050007-0095

2155.           LESSOR:        PUBLIC SERVICE COMPANY OF COLORADO, A COLORADO CORPORATION

2156.                          C/O FUELCO

2157.           LESSEE:        MISSION OIL CORPORATION

2158.           LEASE DATE:    04/01/1985

2159.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2160.                          ------------------------------------------------------------

2161.                          1070       2010912               COLORADO      WELD

2162.           DESCRIPTION:

2163.                 WELD COUNTY, COLORADO

2164.                 TOWNSHIP 4 NORTH, RANGE 67 WEST,

2165.                 SECTION 13: PART OF THE SE/4, DESCRIBED BY METES & BOUNDS

2166.                 IN THE LEASE; AND

2167.                 SECTION 24: PART OF THE NE/4, DESCRIBED BY METES & BOUNDS

2168.                 IN THE LEASE.

2169.

2170.           LEASE NUMBER:  CO-050007-0096

2171.           LESSOR:        BEN BERNHARDT A/K/A BENJAMIN BERNHARDT; ESTHER P BERNHARDT

2172.           LESSEE:        T S PACE

2173.           LEASE DATE:    03/21/1970

2174.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2175.                          ------------------------------------------------------------

2176.                          633        1555212               COLORADO      WELD

2177.           DESCRIPTION:

2178.                 WELD COUNTY, COLORADO

2179.                 TOWNSHIP 4 NORTH, RANGE 67 WEST,

2180.                 SECTION 13: PART OF THE SE/4, DESCRIBED BY METES & BOUNDS

2181.                 IN THE LEASE; AND

2182.                 SECTION 24: PART OF THE NE/4, DESCRIBED BY METES & BOUNDS

2183.                 IN THE LEASE.

2184.

2185.           LEASE NUMBER:  CO-050007-0097

2186.           LESSOR:        UNION PACIFIC RESOURCES COMPANY

2187.           LESSEE:        PRIMA OIL AND GAS COMPANY

2188.           LEASE DATE:    12/01/1989

2189.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2190.                          ------------------------------------------------------------

2191.                          1298       2249344               COLORADO      WELD

2192.           DESCRIPTION:

2193.                 WELD COUNTY, COLORADO

2194.                 TOWNSHIP 4 NORTH, RANGE 67 WEST,

2195.                 SECTION 24:  3.67 ACRES OUT OF THE SE/4NW/4

2196.

2197.           LEASE NUMBER:  CO-050007-0098

2198.           LESSOR:        AMOCO PRODUCTION COMPANY

2199.           LESSEE:        PRIMA OIL AND GAS COMPANY

2200.           LEASE DATE:    08/01/1992

2201.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2202.                          ------------------------------------------------------------

2203.                          1376       2327611               COLORADO      WELD

2204.           DESCRIPTION:

2205.                 WELD COUNTY, COLORADO

2206.                 TOWNSHIP 4 NORTH, RANGE 67 WEST,

2207.                 SECTION 24: 200 FOOT WIDE STRIP IN THE N/2NW/4, CONTAINING

2208.                 6.06 ACRES, MORE OR LESS.

2209.

2210.           LEASE NUMBER:  CO-050007-0099-001

2211.           LESSOR:        TOLLGATE FARMS INC, A COLORADO CORPORATION

2212.           LESSEE:        CENTENNIAL PETROLEUM INC

2213.           LEASE DATE:    09/29/1981

2214.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2215.                          ------------------------------------------------------------

2216.                          954        1876445               COLORADO      WELD

2217.           DESCRIPTION:

2218.                 WELD COUNTY, COLORADO

2219.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2220.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  PART OF THE

2221.                 S/2NW/4 (MATTIE #1); AND

2222.                 SECTION 29: PART OF THE E/2NE/4 AND PART OF THE W/2NE/4,

2223.                 DEEP RIGHTS ONLY, LIMITED IN DEPTH FROM THE BASE OF THE

2224.                 CODELL DOWN TO THE DEEPEST DEPTH OWNED.

2225.

2226.           LEASE NUMBER:  CO-050007-0099-002

2227.           LESSOR:        MAURICE W BONEY; MARGARET E BONEY

2228.           LESSEE:        CENTENNIAL PETROLEUM INC

2229.           LEASE DATE:    09/29/1981

2230.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2231.                          ------------------------------------------------------------

2232.                          963        1885596               COLORADO      WELD

2233.           DESCRIPTION:

2234.                 WELD COUNTY, COLORADO

2235.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2236.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  PART OF THE

2237.                 S/2NW/4 (MATTIE #1); AND

2238.                 SECTION 29: PART OF THE E/2NE/4 AND PART OF THE W/2NE/4,

2239.                 DEEP RIGHTS ONLY, LIMITED IN DEPTH FROM THE BASE OF THE

2240.                 CODELL DOWN TO THE DEEPEST DEPTH OWNED.

2241.

2242.           LEASE NUMBER:  CO-050007-0100-001

2243.           LESSOR:        ALMA FOX, A WIDOW

2244.           LESSEE:        CENTENNIAL PETROLEUM INC

2245.           LEASE DATE:    10/06/1981

2246.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2247.                          ------------------------------------------------------------

2248.                          950        1871977               COLORADO      WELD

2249.           DESCRIPTION:

2250.                 WELD COUNTY, COLORADO

2251.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2252.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  PART OF THE

2253.                 S/2NW/4 (MATTIE #1); AND

2254.                 SECTION 29: PART OF THE E/2NE/4 AND PART OF THE W/2NE/4,

2255.                 DEEP RIGHTS ONLY, LIMITED IN DEPTH FROM THE BASE OF THE

2256.                 CODELL DOWN TO THE DEEPEST DEPTH OWNED.

2257.

2258.           LEASE NUMBER:  CO-050007-0100-002

2259.           LESSOR:        EVELYN TURNER, A WIDOW

2260.           LESSEE:        CENTENNIAL PETROLEUM INC

2261.           LEASE DATE:    10/06/1981

2262.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2263.                          ------------------------------------------------------------

2264.                          952        1873758               COLORADO      WELD

2265.           DESCRIPTION:

2266.                 WELD COUNTY, COLORADO

2267.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2268.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  PART OF THE

2269.                 S/2NW/4 (MATTIE #1); AND

2270.                 SECTION 29: PART OF THE E/2NE/4 AND PART OF THE W/2NE/4,

2271.                 DEEP RIGHTS ONLY, LIMITED IN DEPTH FROM THE BASE OF THE

2272.                 CODELL DOWN TO THE DEEPEST DEPTH OWNED.

2273.

2274.           LEASE NUMBER:  CO-050007-0100-003

2275.           LESSOR:        JENNIE JOHNSON, A WIDOW

2276.           LESSEE:        CENTENNIAL PETROLEUM INC

2277.           LEASE DATE:    10/06/1981

2278.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2279.                          ------------------------------------------------------------

2280.                          952        1873941               COLORADO      WELD

2281.           DESCRIPTION:

2282.                 WELD COUNTY, COLORADO

2283.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2284.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  PART OF THE

2285.                 S/2NW/4 (MATTIE #1); AND

2286.                 SECTION 29: PART OF THE E/2NE/4 AND PART OF THE W/2NE/4,

2287.                 DEEP RIGHTS ONLY, LIMITED IN DEPTH FROM THE BASE OF THE

2288.                 CODELL DOWN TO THE DEEPEST DEPTH OWNED.

2289.

2290.           LEASE NUMBER:  CO-050007-0100-004

2291.           LESSOR:        ANN ROBSON, A WIDOW

2292.           LESSEE:        CENTENNIAL PETROLEUM INC

2293.           LEASE DATE:    10/06/1981

2294.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2295.                          ------------------------------------------------------------

2296.                          950        1871979               COLORADO      WELD

2297.           DESCRIPTION:

2298.                 WELD COUNTY, COLORADO

2299.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2300.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  PART OF THE

2301.                 S/2NW/4 (MATTIE #1); AND

2302.                 SECTION 29: PART OF THE E/2NE/4 AND PART OF THE W/2NE/4,

2303.                 DEEP RIGHTS ONLY, LIMITED IN DEPTH FROM THE BASE OF THE

2304.                 CODELL DOWN TO THE DEEPEST DEPTH OWNED.

2305.

2306.           LEASE NUMBER:  CO-050007-0100-005

2307.           LESSOR:        EVELYN COPE, A WIDOW

2308.           LESSEE:        CENTENNIAL PETROLEUM INC

2309.           LEASE DATE:    10/05/1981

2310.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2311.                          ------------------------------------------------------------

2312.                          950        1871978               COLORADO      WELD

2313.           DESCRIPTION:

2314.                 WELD COUNTY, COLORADO

2315.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2316.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  PART OF THE

2317.                 S/2NW/4 (MATTIE #1); AND

2318.                 SECTION 29: PART OF THE E/2NE/4 AND PART OF THE W/2NE/4,

2319.                 DEEP RIGHTS ONLY, LIMITED IN DEPTH FROM THE BASE OF THE

2320.                 CODELL DOWN TO THE DEEPEST DEPTH OWNED.

2321.

2322.           LEASE NUMBER:  CO-050007-0100-006

2323.           LESSOR:        CLARENCE C COPE; PEARL E COPE

2324.           LESSEE:        CENTENNIAL PETROLEUM INC

2325.           LEASE DATE:    10/05/1981

2326.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2327.                          ------------------------------------------------------------

2328.                          952        1873757               COLORADO      WELD

2329.           DESCRIPTION:

2330.                 WELD COUNTY, COLORADO

2331.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2332.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  PART OF THE

2333.                 S/2NW/4 (MATTIE #1); AND

2334.                 SECTION 29: PART OF THE E/2NE/4 AND PART OF THE W/2NE/4,

2335.                 DEEP RIGHTS ONLY, LIMITED IN DEPTH FROM THE BASE OF THE

2336.                 CODELL DOWN TO THE DEEPEST DEPTH OWNED.

2337.

2338.           LEASE NUMBER:  CO-050007-0100-007

2339.           LESSOR:        SARAH E HEDGCOCK; THOMAS B HEDGECOCK

2340.           LESSEE:        CENTENNIAL PETROLEUM INC

2341.           LEASE DATE:    10/05/1981

2342.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2343.                          ------------------------------------------------------------

2344.                          952        1873759               COLORADO      WELD

2345.           DESCRIPTION:

2346.                 WELD COUNTY, COLORADO

2347.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2348.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  PART OF THE

2349.                 S/2NW/4 (MATTIE #1); AND

2350.                 SECTION 29: PART OF THE E/2NE/4 AND PART OF THE W/2NE/4,

2351.                 DEEP RIGHTS ONLY, LIMITED IN DEPTH FROM THE BASE OF THE

2352.                 CODELL DOWN TO THE DEEPEST DEPTH OWNED.

2353.

2354.           LEASE NUMBER:  CO-050007-0100-008

2355.           LESSOR:        JAMES E DAVIS; SHARON L DAVIS

2356.           LESSEE:        CENTENNIAL PETROLEUM INC

2357.           LEASE DATE:    10/05/1981

2358.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2359.                          ------------------------------------------------------------

2360.                          952        1873753               COLORADO      WELD

2361.           DESCRIPTION:

2362.                 WELD COUNTY, COLORADO

2363.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2364.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  PART OF THE

2365.                 S/2NW/4 (MATTIE #1); AND

2366.                 SECTION 29: PART OF THE E/2NE/4 AND PART OF THE W/2NE/4,

2367.                 DEEP RIGHTS ONLY, LIMITED IN DEPTH FROM THE BASE OF THE

2368.                 CODELL DOWN TO THE DEEPEST DEPTH OWNED.

2369.

2370.           LEASE NUMBER:  CO-050007-0100-009

2371.           LESSOR:        PATRICIA J WALTERS; LEROY WALTERS

2372.           LESSEE:        CENTENNIAL PETROLEUM INC

2373.           LEASE DATE:    10/05/1981

2374.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2375.                          ------------------------------------------------------------

2376.                          952        1873760               COLORADO      WELD

2377.           DESCRIPTION:

2378.                 WELD COUNTY, COLORADO

2379.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2380.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  PART OF THE

2381.                 S/2NW/4 (MATTIE #1); AND

2382.                 SECTION 29: PART OF THE E/2NE/4 AND PART OF THE W/2NE/4,

2383.                 DEEP RIGHTS ONLY, LIMITED IN DEPTH FROM THE BASE OF THE

2384.                 CODELL DOWN TO THE DEEPEST DEPTH OWNED.

2385.

2386.           LEASE NUMBER:  CO-050007-0100-010

2387.           LESSOR:        JOHN W DAVIS; ELEANOR JEAN DAVIS

2388.           LESSEE:        CENTENNIAL PETROLEUM INC

2389.           LEASE DATE:    10/05/1981

2390.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2391.                          ------------------------------------------------------------

2392.                          952        1874282               COLORADO      WELD

2393.           DESCRIPTION:

2394.                 WELD COUNTY, COLORADO

2395.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2396.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  PART OF THE

2397.                 S/2NW/4 (MATTIE #1); AND

2398.                 SECTION 29: PART OF THE E/2NE/4 AND PART OF THE W/2NE/4,

2399.                 DEEP RIGHTS ONLY, LIMITED IN DEPTH FROM THE BASE OF THE

2400.                 CODELL DOWN TO THE DEEPEST DEPTH OWNED.

2401.

2402.           LEASE NUMBER:  CO-050007-0100-011

2403.           LESSOR:        MARJORIE MATHIAS; DELMER H MATHIAS

2404.           LESSEE:        CENTENNIAL PETROLEUM INC

2405.           LEASE DATE:    10/05/1981

2406.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2407.                          ------------------------------------------------------------

2408.                          952        1873756               COLORADO      WELD

2409.           DESCRIPTION:

2410.                 WELD COUNTY, COLORADO

2411.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2412.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  PART OF THE

2413.                 S/2NW/4 (MATTIE #1); AND

2414.                 SECTION 29: PART OF THE E/2NE/4 AND PART OF THE W/2NE/4,

2415.                 DEEP RIGHTS ONLY, LIMITED IN DEPTH FROM THE BASE OF THE

2416.                 CODELL DOWN TO THE DEEPEST DEPTH OWNED.

2417.

2418.           LEASE NUMBER:  CO-050007-0100-012

2419.           LESSOR:        CHARLES W OSTER; WANDA M OSTER

2420.           LESSEE:        CENTENNIAL PETROLEUM INC

2421.           LEASE DATE:    10/05/1981

2422.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2423.                          ------------------------------------------------------------

2424.                          950        1871976               COLORADO      WELD

2425.           DESCRIPTION:

2426.                 WELD COUNTY, COLORADO

2427.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2428.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  PART OF THE

2429.                 S/2NW/4 (MATTIE #1); AND

2430.                 SECTION 29: PART OF THE E/2NE/4 AND PART OF THE W/2NE/4,

2431.                 DEEP RIGHTS ONLY, LIMITED IN DEPTH FROM THE BASE OF THE

2432.                 CODELL DOWN TO THE DEEPEST DEPTH OWNED.

2433.

2434.           LEASE NUMBER:  CO-050007-0100-013

2435.           LESSOR:        VERNA A CAMPBELL; SIDNEY D CAMPBELL

2436.           LESSEE:        CENTENNIAL PETROLEUM INC

2437.           LEASE DATE:    10/05/1981

2438.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2439.                          ------------------------------------------------------------

2440.                          952        1873754               COLORADO      WELD

2441.           DESCRIPTION:

2442.                 WELD COUNTY, COLORADO

2443.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2444.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  PART OF THE

2445.                 S/2NW/4 (MATTIE #1); AND

2446.                 SECTION 29: PART OF THE E/2NE/4 AND PART OF THE W/2NE/4,

2447.                 DEEP RIGHTS ONLY, LIMITED IN DEPTH FROM THE BASE OF THE

2448.                 CODELL DOWN TO THE DEEPEST DEPTH OWNED.

2449.

2450.           LEASE NUMBER:  CO-050007-0100-014

2451.           LESSOR:        MARTHA H SWANSON, A WIDOW

2452.           LESSEE:        CENTENNIAL PETROLEUM INC

2453.           LEASE DATE:    10/05/1981

2454.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2455.                          ------------------------------------------------------------

2456.                          952        1873755               COLORADO      WELD

2457.           DESCRIPTION:

2458.                 WELD COUNTY, COLORADO

2459.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2460.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  PART OF THE

2461.                 S/2NW/4 (MATTIE #1); AND

2462.                 SECTION 29: PART OF THE E/2NE/4 AND PART OF THE W/2NE/4,

2463.                 DEEP RIGHTS ONLY, LIMITED IN DEPTH FROM THE BASE OF THE

2464.                 CODELL DOWN TO THE DEEPEST DEPTH OWNED.

2465.

2466.           LEASE NUMBER:  CO-050007-0100-015

2467.           LESSOR:        MARY S SWANSON MILLER, A WIDOW

2468.           LESSEE:        CENTENNIAL PETROLEUM INC

2469.           LEASE DATE:    10/05/1981

2470.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2471.                          ------------------------------------------------------------

2472.                          950        1871980               COLORADO      WELD

2473.           DESCRIPTION:

2474.                 WELD COUNTY, COLORADO

2475.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2476.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  PART OF THE

2477.                 S/2NW/4 (MATTIE #1); AND

2478.                 SECTION 29: PART OF THE E/2NE/4 AND PART OF THE W/2NE/4,

2479.                 DEEP RIGHTS ONLY, LIMITED IN DEPTH FROM THE BASE OF THE

2480.                 CODELL DOWN TO THE DEEPEST DEPTH OWNED.

2481.

2482.           LEASE NUMBER:  CO-050007-0100-016

2483.           LESSOR:        FLORENCE JOHNSON

2484.           LESSEE:        CENTENNIAL PETROLEUM INC

2485.           LEASE DATE:    09/12/1985

2486.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2487.                          ------------------------------------------------------------

2488.                          1084       2024797               COLORADO      WELD

2489.           DESCRIPTION:

2490.                 WELD COUNTY, COLORADO

2491.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2492.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  PART OF THE

2493.                 S/2NW/4 (MATTIE #1); AND

2494.                 SECTION 29: PART OF THE E/2NE/4 AND PART OF THE W/2NE/4,

2495.                 DEEP RIGHTS ONLY, LIMITED IN DEPTH FROM THE BASE OF THE

2496.                 CODELL DOWN TO THE DEEPEST DEPTH OWNED.

2497.

2498.           LEASE NUMBER:  CO-050007-0100-017

2499.           LESSOR:        WALTER EUGENE SWANSON

2500.           LESSEE:        MISSION OIL CORPORATION

2501.           LEASE DATE:    09/16/1985

2502.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2503.                          ------------------------------------------------------------

2504.                          1089       2030117               COLORADO      WELD

2505.           DESCRIPTION:

2506.                 WELD COUNTY, COLORADO

2507.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2508.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  PART OF THE

2509.                 S/2NW/4 (MATTIE #1); AND

2510.                 SECTION 29: PART OF THE E/2NE/4 AND PART OF THE W/2NE/4,

2511.                 DEEP RIGHTS ONLY, LIMITED IN DEPTH FROM THE BASE OF THE

2512.                 CODELL DOWN TO THE DEEPEST DEPTH OWNED.

2513.

2514.           LEASE NUMBER:  CO-050007-0100-018

2515.           LESSOR:        ROBERT E SWANSON

2516.           LESSEE:        MISSION OIL CORPORATION

2517.           LEASE DATE:    09/16/1985

2518.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2519.                          ------------------------------------------------------------

2520.                          1089       2030116               COLORADO      WELD

2521.           DESCRIPTION:

2522.                 WELD COUNTY, COLORADO

2523.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2524.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  PART OF THE

2525.                 S/2NW/4 (MATTIE #1); AND

2526.                 SECTION 29: PART OF THE E/2NE/4 AND PART OF THE W/2NE/4,

2527.                 DEEP RIGHTS ONLY, LIMITED IN DEPTH FROM THE BASE OF THE

2528.                 CODELL DOWN TO THE DEEPEST DEPTH OWNED.

2529.

2530.           LEASE NUMBER:  CO-050007-0100-019

2531.           LESSOR:        TRACY LEE COPE

2532.           LESSEE:        MISSION OIL CORPORATION

2533.           LEASE DATE:    09/16/1985

2534.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2535.                          ------------------------------------------------------------

2536.                          1088       2028580               COLORADO      WELD

2537.           DESCRIPTION:

2538.                 WELD COUNTY, COLORADO

2539.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2540.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  PART OF THE

2541.                 S/2NW/4 (MATTIE #1); AND

2542.                 SECTION 29: PART OF THE E/2NE/4 AND PART OF THE W/2NE/4,

2543.                 DEEP RIGHTS ONLY, LIMITED IN DEPTH FROM THE BASE OF THE

2544.                 CODELL DOWN TO THE DEEPEST DEPTH OWNED.

2545.

2546.           LEASE NUMBER:  CO-050007-0100-020

2547.           LESSOR:        LAWRENCE PETER SWANSON

2548.           LESSEE:        MISSION OIL CORPORATION

2549.           LEASE DATE:    09/16/1985

2550.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2551.                          ------------------------------------------------------------

2552.                          1088       2028577               COLORADO      WELD

2553.           DESCRIPTION:

2554.                 WELD COUNTY, COLORADO

2555.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2556.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  PART OF THE

2557.                 S/2NW/4 (MATTIE #1); AND

2558.                 SECTION 29: PART OF THE E/2NE/4 AND PART OF THE W/2NE/4,

2559.                 DEEP RIGHTS ONLY, LIMITED IN DEPTH FROM THE BASE OF THE

2560.                 CODELL DOWN TO THE DEEPEST DEPTH OWNED.

2561.

2562.           LEASE NUMBER:  CO-050007-0100-021

2563.           LESSOR:        BONNIE JEAN COPE ROGERS

2564.           LESSEE:        MISSION OIL CORPORATION

2565.           LEASE DATE:    09/16/1985

2566.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2567.                          ------------------------------------------------------------

2568.                          1086       2027116               COLORADO      WELD

2569.           DESCRIPTION:

2570.                 WELD COUNTY, COLORADO

2571.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2572.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  PART OF THE

2573.                 S/2NW/4 (MATTIE #1); AND

2574.                 SECTION 29: PART OF THE E/2NE/4 AND PART OF THE W/2NE/4,

2575.                 DEEP RIGHTS ONLY, LIMITED IN DEPTH FROM THE BASE OF THE

2576.                 CODELL DOWN TO THE DEEPEST DEPTH OWNED.

2577.

2578.           LEASE NUMBER:  CO-050007-0100-022

2579.           LESSOR:        JOYCE SWANSON CATT

2580.           LESSEE:        MISSION OIL CORPORATION

2581.           LEASE DATE:    09/16/1985

2582.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2583.                          ------------------------------------------------------------

2584.                          1094       2034513               COLORADO      WELD

2585.           DESCRIPTION:

2586.                 WELD COUNTY, COLORADO

2587.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2588.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  PART OF THE

2589.                 S/2NW/4 (MATTIE #1); AND

2590.                 SECTION 29: PART OF THE E/2NE/4 AND PART OF THE W/2NE/4,

2591.                 DEEP RIGHTS ONLY, LIMITED IN DEPTH FROM THE BASE OF THE

2592.                 CODELL DOWN TO THE DEEPEST DEPTH OWNED.

2593.

2594.           LEASE NUMBER:  CO-050007-0100-023

2595.           LESSOR:        KATHY W GARRISON, PARTNER OF THE K & B COMPANY

2596.           LESSEE:        MISSION OIL CORPORATION

2597.           LEASE DATE:    09/24/1984

2598.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2599.                          ------------------------------------------------------------

2600.                          1049       1988278               COLORADO      WELD

2601.           DESCRIPTION:

2602.                 WELD COUNTY, COLORADO

2603.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2604.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  PART OF THE

2605.                 S/2NW/4 (MATTIE #1); AND

2606.                 SECTION 29: PART OF THE E/2NE/4 AND PART OF THE W/2NE/4,

2607.                 DEEP RIGHTS ONLY, LIMITED IN DEPTH FROM THE BASE OF THE

2608.                 CODELL DOWN TO THE DEEPEST DEPTH OWNED.

2609.

2610.           LEASE NUMBER:  CO-050007-0100-024

2611.           LESSOR:        WHEATLEY OIL COMPANY, A PARTNERSHIP

2612.           LESSEE:        INTRAWEST BANK OF GREELEY

2613.           LEASE DATE:    09/24/1984

2614.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2615.                          ------------------------------------------------------------

2616.                          1049       1988279               COLORADO      WELD

2617.           DESCRIPTION:

2618.                 WELD COUNTY, COLORADO

2619.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2620.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  PART OF THE

2621.                 S/2NW/4 (MATTIE #1); AND

2622.                 SECTION 29: PART OF THE E/2NE/4 AND PART OF THE W/2NE/4,

2623.                 DEEP RIGHTS ONLY, LIMITED IN DEPTH FROM THE BASE OF THE

2624.                 CODELL DOWN TO THE DEEPEST DEPTH OWNED.

2625.

2626.           LEASE NUMBER:  CO-050007-0101-001

2627.           LESSOR:        ROBERT WIEDEMAN; ESTHER WIEDEMAN

2628.           LESSEE:        CENTENNIAL PETROLEUM INC

2629.           LEASE DATE:    09/28/1981

2630.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2631.                          ------------------------------------------------------------

2632.                          950        1871975               COLORADO      WELD

2633.           DESCRIPTION:

2634.                 WELD COUNTY, COLORADO

2635.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2636.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  AND PART OF

2637.                 THE S/2NW/4 (MATTIE #1); AND

2638.                 SECTION 29:  PART OF THE W/2NE/4 AND PART OF THE W/2SE/4

2639.                 AND PART OF THE E/2SW/4 AND NW/4SW/4 AND SW/4SW/4, LIMITED

2640.                 IN DEPTH TO THE BASE OF THE CODELL DOWN TO THE DEEPEST

2641.                 DEPTH OWNED

2642.

2643.           LEASE NUMBER:  CO-050007-0101-002

2644.           LESSOR:        JOHN M WHEELER; DOROTHY L WHEELER

2645.           LESSEE:        CENTENNIAL PETROLEUM INC

2646.           LEASE DATE:    09/28/1981

2647.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2648.                          ------------------------------------------------------------

2649.                          950        1872362               COLORADO      WELD

2650.           DESCRIPTION:

2651.                 WELD COUNTY, COLORADO

2652.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2653.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  AND PART OF

2654.                 THE S/2NW/4 (MATTIE #1); AND

2655.                 SECTION 29:  PART OF THE W/2NE/4 AND PART OF THE W/2SE/4

2656.                 AND PART OF THE E/2SW/4 AND NW/4SW/4 AND SW/4SW/4, LIMITED

2657.                 IN DEPTH TO THE BASE OF THE CODELL DOWN TO THE DEEPEST

2658.                 DEPTH OWNED

2659.

2660.           LEASE NUMBER:  CO-050007-0101-003

2661.           LESSOR:        HUGH FLOWER WHEELER; ANITA MARY WHEELER

2662.           LESSEE:        CENTENNIAL PETROLEUM INC

2663.           LEASE DATE:    09/28/1981

2664.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2665.                          ------------------------------------------------------------

2666.                          949        1871290               COLORADO      WELD

2667.           DESCRIPTION:

2668.                 WELD COUNTY, COLORADO

2669.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2670.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  AND PART OF

2671.                 THE S/2NW/4 (MATTIE #1); AND

2672.                 SECTION 29:  PART OF THE W/2NE/4 AND PART OF THE W/2SE/4

2673.                 AND PART OF THE E/2SW/4 AND NW/4SW/4 AND SW/4SW/4, LIMITED

2674.                 IN DEPTH TO THE BASE OF THE CODELL DOWN TO THE DEEPEST

2675.                 DEPTH OWNED

2676.

2677.           LEASE NUMBER:  CO-050007-0101-004

2678.           LESSOR:        CHARLES MOSHER WHEELER; POLLY A WHEELER

2679.           LESSEE:        CENTENNIAL PETROLEUM INC

2680.           LEASE DATE:    09/28/1981

2681.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2682.                          ------------------------------------------------------------

2683.                          950        1872361               COLORADO      WELD

2684.           DESCRIPTION:

2685.                 WELD COUNTY, COLORADO

2686.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2687.                 SECTION 29: PART OF THE N/2NW/4 (DERREK #1);  AND PART OF

2688.                 THE S/2NW/4 (MATTIE #1); AND

2689.                 SECTION 29:  PART OF THE W/2NE/4 AND PART OF THE W/2SE/4

2690.                 AND PART OF THE E/2SW/4 AND NW/4SW/4 AND SW/4SW/4, LIMITED

2691.                 IN DEPTH TO THE BASE OF THE CODELL DOWN TO THE DEEPEST

2692.                 DEPTH OWNED

2693.

2694.           LEASE NUMBER:  CO-050007-0102

2695.           LESSOR:        UNION PACIFIC RAILROAD COMPANY

2696.           LESSEE:        PAN AMERICAN PETROLEUM CORPORATION

2697.           LEASE DATE:    11/03/1970

2698.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2699.                          ------------------------------------------------------------

2700.                          628        1559661               COLORADO      WELD

2701.           DESCRIPTION:

2702.                 WELD COUNTY, COLORADO

2703.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2704.                 SECTION 31:  SE/4 AND NW/4

2705.

2706.           LEASE NUMBER:  CO-050007-0103

2707.           LESSOR:        GERALDINE V GOODELL, A MARRIED WOMAN DEALING IN HER SOLE &

2708.                          SEPARATE PROPERTY

2709.           LESSEE:        AEON ENERGY CO

2710.           LEASE DATE:    02/10/1982

2711.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2712.                          ------------------------------------------------------------

2713.                          962        1884662               COLORADO      WELD

2714.           DESCRIPTION:

2715.                 WELD COUNTY, COLORADO

2716.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2717.                 SECTION 32: NW/4SW/4, W/2NE/4SW/4 , LIMITED IN DEPTH FROM

2718.                 THE BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

2719.

2720.           LEASE NUMBER:  CO-050007-0104

2721.           LESSOR:        WILMA M BROOKS A/K/A WILMA MAE BROOKS A/K/A WILMA BROOKS,

2722.                          AN UNMARRIED WOMAN

2723.           LESSEE:        AEON ENERGY CO

2724.           LEASE DATE:    02/10/1982

2725.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2726.                          ------------------------------------------------------------

2727.                          962        1886032               COLORADO      WELD

2728.           DESCRIPTION:

2729.                 WELD COUNTY, COLORADO

2730.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2731.                 SECTION 32: NW/4SW/4, W/2NE/4SW/4, LIMITED IN DEPTH FROM

2732.                 THE BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

2733.

2734.           LEASE NUMBER:  CO-050007-0105

2735.           LESSOR:        EATON CATTLE COMPANY, A COLORADO CORPORATION

2736.           LESSEE:        MISSION OIL CORPORATION

2737.           LEASE DATE:    10/20/1989

2738.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2739.                          ------------------------------------------------------------

2740.                          1247       2195906               COLORADO      WELD

2741.           DESCRIPTION:

2742.                 WELD COUNTY, COLORADO

2743.                 TOWNSHIP 4 NORTH, RANGE 67 WEST

2744.                 1 ACRE DESCRIBED BY METES AND BOUNDS IN LEASE, LOCATED IN

2745.                 THE NW/4 SEC 24 AND THE SE/4 SEC 13

2746.

2747.           LEASE NUMBER:  CO-050007-0106

2748.           LESSOR:        E L MONTGOMERY; VIOLET M MONTGOMERY

2749.           LESSEE:        MISSION OIL CORPORATION

2750.           LEASE DATE:    10/01/1984

2751.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2752.                          ------------------------------------------------------------

2753.                          1050       1989629               COLORADO      WELD

2754.           DESCRIPTION:

2755.                 WELD COUNTY, COLORADO

2756.                 TOWNSHIP 4 NORTH, RANGE 67 WEST,

2757.                 SECTION 24:  SE/4NW/4

2758.

2759.           LEASE NUMBER:  CO-050007-0107-001

2760.           LESSOR:        DONALD A MCPHERSON; LUCILLE M MCPHERSON

2761.           LESSEE:        SANDLIN OIL CORPORATION

2762.           LEASE DATE:    12/02/1980

2763.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2764.                          ------------------------------------------------------------

2765.                          925        1846899               COLORADO      WELD

2766.           DESCRIPTION:

2767.                 WELD COUNTY, COLORADO

2768.                 TOWNSHIP 3 NORTH, RANGE 68 WEST,

2769.                 SECTION 12:  E/2SW/4

2770.

2771.           LEASE NUMBER:  CO-050007-0107-002

2772.           LESSOR:        GLEN S DOUTHIT, A MARRIED MAN DEALING IN HIS SOLEY OWNED

2773.                          PROPERTY

2774.           LESSEE:        SANDLIN OIL CORPORATION

2775.           LEASE DATE:    09/25/1980

2776.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2777.                          ------------------------------------------------------------

2778.                          920        1842343               COLORADO      WELD

2779.           DESCRIPTION:

2780.                 WELD COUNTY, COLORADO

2781.                 TOWNSHIP 3 NORTH, RANGE 68 WEST,

2782.                 SECTION 12:  E/2SW/4

2783.

2784.           LEASE NUMBER:  CO-050007-0108

2785.           LESSOR:        ALLEN R IWATA

2786.           LESSEE:        COSTILLA ENERGY INC

2787.           LEASE DATE:    10/28/1997

2788.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2789.                          ------------------------------------------------------------

2790.                          1634       2577474               COLORADO      WELD

2791.           DESCRIPTION:

2792.                 WELD COUNTY, COLORADO

2793.                 TOWNSHIP 5 NORTH, RANGE 64 WEST,

2794.                 SECTION 22:  PART OF THE NW/4NW/4 AS DESCRIBED BY METES AND

2795.                 BOUNDS IN THE LEASE, CONTAINING 11.84 ACRES.

2796.                 SPACE: W/2NW/4; WI SEGREGATED - 40'S - KALEB #1

2797.

2798.           LEASE NUMBER:  CO-050007-0109

2799.           LESSOR:        THE FARMERS RESERVOIR AND IRRIGATION COMPANY

2800.           LESSEE:        DECALTA INTERNATIONAL CORPORATION

2801.           LEASE DATE:    08/01/1984

2802.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2803.                          ------------------------------------------------------------

2804.                          1039       1976684               COLORADO      WELD

2805.           DESCRIPTION:

2806.                 WELD COUNTY, COLORADO

2807.                 TOWNSHIP 4 NORTH, RANGE 64 WEST,

2808.                 PART OF NE/4 AS DESCRIBED IN THE LEASE BY METES AND BOUNDS,

2809.                 LIMITED TO PRODUCTION FROM WELLS LOCATED IN THE SW/4NE/4

2810.

2811.           LEASE NUMBER:  CO-050007-0110-001

2812.           LESSOR:        CARRIE A MCPHERSON, A WIDOW

2813.           LESSEE:        CONTEX ENERGY COMPANY

2814.           LEASE DATE:    05/03/2001

2815.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2816.                          ------------------------------------------------------------

2817.                                     2870429               COLORADO      WELD

2818.           DESCRIPTION:

2819.                 WELD COUNTY, COLORADO

2820.                 TOWNSHIP 3 NORTH, RANGE 68 WEST,

2821.                 SECTION 12:  PART OF THE NW/4 DESCRIBED IN METES AND BOUNDS

2822.                 IN THE LEASE

2823.

2824.           LEASE NUMBER:  CO-050007-0111-001

2825.           LESSOR:        UNION CENTRAL LIFE INSURANCE COMPANY

2826.           LESSEE:        CONTEX ENERGY COMPANY

2827.           LEASE DATE:    05/22/2001

2828.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2829.                          ------------------------------------------------------------

2830.                                     2870428               COLORADO      WELD

2831.           DESCRIPTION:

2832.                 WELD COUNTY, COLORADO

2833.                 TOWNSHIP 3 NORTH, RANGE 67 WEST,

2834.                 SECTION 6:  NW/4, LESS EXCEPTION DESCRIBED IN METES AND

2835.                 BOUNDS IN THE LEASE

2836.

2837.           LEASE NUMBER:  CO-050007-0112

2838.           LESSOR:        COLORADO DEPARTMENT OF TRANSPORTATION

2839.           LESSEE:        SOUTHWESTERN EAGLE LLC

2840.           LEASE DATE:    08/01/2001

2841.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2842.                          ------------------------------------------------------------

2843.                                     2893285               COLORADO      WELD

2844.           DESCRIPTION:

2845.                 WELD COUNTY, COLORADO

2846.                 TOWNSHIP 5 NORTH, RANGE 64 WEST,

2847.                 SECTION 22:  PART OF W/2 NE/4, PART OF NW/4NW/4, PART OF

2848.                 NE/4NW/4, ALL LANDS DESCRIBED BY METES AND BOUNDS IN THE

2849.                 LEASE

2850.

2851.           LEASE NUMBER:  CO-050007-0113

2852.           LESSOR:        FRANCES A LOUSTALET, TRUSTEE OF THE FRANCES A LOUSTALET

2853.                          REVOCABLE TRUST DATED 8/15/95, AS AMENDED

2854.           LESSEE:        SW PRODUCTION COMPANY

2855.           LEASE DATE:    01/21/2002

2856.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2857.                          ------------------------------------------------------------

2858.                                     2924581               COLORADO      WELD

2859.           DESCRIPTION:

2860.                 WELD COUNTY, COLORADO

2861.                 TOWNSHIP 5 NORTH, RANGE 64 WEST,

2862.                 SECTION 22:  PART OF THE W/2NE/4, DESCRIBED BY METES AND

2863.                 BOUNDS IN THE LEASE

2864.

2865.           LEASE NUMBER:  CO-050007-0114

2866.           LESSOR:        FRED MEYER

2867.           LESSEE:        SOUTHWESTERN EAGLE LLC

2868.           LEASE DATE:    01/28/2002

2869.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2870.                          ------------------------------------------------------------

2871.                                     2934606               COLORADO      WELD

2872.           DESCRIPTION:

2873.                 WELD COUNTY, COLORADO

2874.                 TOWNSHIP 5 NORTH, RANGE 67 WEST,

2875.                 SECTION 28:  A ONE ACRE PARCEL DESCRIBED IN WARRANTY DEED

2876.                 IN BOOK 670, RECEPTION 1591698, WELD COUNTY, COLORADO

2877.

2878.           LEASE NUMBER:  CO-050007-0115

2879.           LESSOR:        WALTER H NESOM; AGNES M NESOM

2880.           LESSEE:        T S PACE

2881.           LEASE DATE:    02/12/1970

2882.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2883.                          ------------------------------------------------------------

2884.                          622        1544058               COLORADO      WELD

2885.           DESCRIPTION:

2886.                 WELD COUNTY, COLORADO

2887.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2888.                 SECTION 32:  NW/4NW/4 AND NE/4NW/4 AND S/2NW/4, LIMITED IN

2889.                 DEPTH FROM THE BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

2890.

2891.           LEASE NUMBER:  CO-050007-0116-001

2892.           LESSOR:        LEONARD M KORGAN; BONNIE J KORGAN

2893.           LESSEE:        CONQUEST OIL COMPANY

2894.           LEASE DATE:    02/12/1987

2895.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2896.                          ------------------------------------------------------------

2897.                          1146       2088483               COLORADO      WELD

2898.           DESCRIPTION:

2899.                 WELD COUNTY, COLORADO

2900.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2901.                 SECTION 28:  BLOCKS 98, 99 & 100 IN THE SW/4NW/4, LIMITED

2902.                 IN DEPTH FROM THE BASE OF THE CODELL DOWN TO THE DEEPEST

2903.                 DEPTH OWNED

2904.

2905.           LEASE NUMBER:  CO-050007-0116-002

2906.           LESSOR:        FREDDIE J KORGAN; NORMA J KORGAN

2907.           LESSEE:        CONQUEST OIL COMPANY

2908.           LEASE DATE:    02/12/1987

2909.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2910.                          ------------------------------------------------------------

2911.                          1146       2088484               COLORADO      WELD

2912.           DESCRIPTION:

2913.                 WELD COUNTY, COLORADO

2914.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2915.                 SECTION 28:  BLOCKS 98, 99 & 100 IN THE SW/4NW/4, LIMITED

2916.                 IN DEPTH FROM THE BASE OF THE CODELL DOWN TO THE DEEPEST

2917.                 DEPTH OWNED

2918.

2919.           LEASE NUMBER:  CO-050007-0117

2920.           LESSOR:        VALLEY NATIONAL BANK, TRUSTEE OF THE BYRON W LODWICK REAL

2921.                          ESTATE TRUST, CREATED BY DECLARATION OF TRUST DATED 8/23/74

2922.           LESSEE:        CONQUEST OIL COMPANY

2923.           LEASE DATE:    07/30/1986

2924.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2925.                          ------------------------------------------------------------

2926.                          1124       2065435               COLORADO      WELD

2927.           DESCRIPTION:

2928.                 WELD COUNTY, COLORADO

2929.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2930.                 SECTION 28:  SW/4NW/4, LESS BLOCKS 98, 99 & 100, LIMITED IN

2931.                 DEPTH FROM THE BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

2932.

2933.           LEASE NUMBER:  CO-050007-0118

2934.           LESSOR:        ROBERT S BAAB; DOROTHY BAAB

2935.           LESSEE:        MISSION OIL COMPANY

2936.           LEASE DATE:    09/20/1984

2937.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2938.                          ------------------------------------------------------------

2939.                          1044       1982482               COLORADO      WELD

2940.           DESCRIPTION:

2941.                 WELD COUNTY, COLORADO

2942.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2943.                 SECTION 32: PART OF THE NE/4SE/4, LIMITED IN DEPTH FROM THE

2944.                 BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

2945.

2946.           LEASE NUMBER:  CO-050007-0119-001

2947.           LESSOR:        CHARLOTTE LINDEN A/K/A MARY CHARLOTTE LINDEN, A WIDOW;

2948.                          KATHLEEN LINDEN A/K/A KATHLEEN SUE LINDEN A/K/A KATHLEEN

2949.                          SUE SPAUR, A SINGLE WOMAN

2950.           LESSEE:        CONQUEST OIL COMPANY

2951.           LEASE DATE:    10/07/1989

2952.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2953.                          ------------------------------------------------------------

2954.                          1246       2194321               COLORADO      WELD

2955.           DESCRIPTION:

2956.                 WELD COUNTY, COLORADO

2957.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2958.                 SECTION 28:  PART OF THE N/2SW/4, BEING THE TOWNSITE LOTS

2959.                 IN THE TOWN OF GILCREST, LIMITED IN DEPTH FROM THE BASE OF

2960.                 THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

2961.

2962.           LEASE NUMBER:  CO-050007-0120

2963.           LESSOR:        FLOYD O JOHNSON JR

2964.           LESSEE:        MISSION OIL COMPANY

2965.           LEASE DATE:    09/26/1984

2966.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2967.                          ------------------------------------------------------------

2968.                          1044       1982482               COLORADO      WELD

2969.           DESCRIPTION:

2970.                 WELD COUNTY, COLORADO

2971.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2972.                 SECTION 32: PART OF THE NE/4SE/4, LIMITED IN DEPTH FROM THE

2973.                 BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

2974.

2975.           LEASE NUMBER:  CO-050007-0121

2976.           LESSOR:        GERTRUDE VANDERVEER SPRATLEN A/K/A GERTRUDE VANDERVEER AND

2977.                          AS GERTRUDE VANDERVEER BRECKON, A WIDOW DEALING IN HER SOLE

2978.                          AND SEPARATE PROPERTY

2979.           LESSEE:        MISSION OIL COMPANY

2980.           LEASE DATE:    09/06/1984

2981.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2982.                          ------------------------------------------------------------

2983.                          1042       1981054               COLORADO      WELD

2984.           DESCRIPTION:

2985.                 WELD COUNTY, COLORADO

2986.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

2987.                 SECTION 32: PART OF THE SW/4SE/4 AND PART OF THE SE/4SE/4

2988.                 AND SE/4SW/4 AND SW/4SW/4 AND E/2NE/4SW/4,

2989.                 LIMITED IN DEPTH FROM THE BASE OF THE CODELL DOWN TO THE

2990.                 DEEPEST DEPTH OWNED

2991.

2992.           LEASE NUMBER:  CO-050007-0123-001

2993.           LESSOR:        IVAN LEECH

2994.           LESSEE:        MISSION OIL COMPANY

2995.           LEASE DATE:    11/21/1984

2996.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

2997.                          ------------------------------------------------------------

2998.                          1057       1997877               COLORADO      WELD

2999.           DESCRIPTION:

3000.                 WELD COUNTY, COLORADO

3001.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3002.                 SECTION 32: PART OF THE SW/4SE/4 AND PART OF THE SE/4SE/4,

3003.                 LIMITED IN DEPTH FROM THE BASE OF THE CODELL DOWN TO THE

3004.                 DEEPEST DEPTH OWNED

3005.

3006.           LEASE NUMBER:  CO-050007-0123-002

3007.           LESSOR:        GLEN E STREETER

3008.           LESSEE:        MISSION OIL COMPANY

3009.           LEASE DATE:    09/20/1984

3010.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3011.                          ------------------------------------------------------------

3012.                          1045       1984277               COLORADO      WELD

3013.           DESCRIPTION:

3014.                 WELD COUNTY, COLORADO

3015.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3016.                 SECTION 32: PART OF THE SW/4SE/4 AND PART OF THE SE/4SE/4,

3017.                 LIMITED IN DEPTH FROM THE BASE OF THE CODELL DOWN TO THE

3018.                 DEEPEST DEPTH OWNED

3019.

3020.           LEASE NUMBER:  CO-050007-0124

3021.           LESSOR:        WESSIE E COGBURN

3022.           LESSEE:        MISSION OIL COMPANY

3023.           LEASE DATE:    09/28/1984

3024.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3025.                          ------------------------------------------------------------

3026.                          1047       1986021               COLORADO      WELD

3027.           DESCRIPTION:

3028.                 WELD COUNTY, COLORADO

3029.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3030.                 SECTION 32: SE/4SW/4 AND THE SW/4SW/4  AND THE E/2NE/4SW/4,

3031.                  LIMITED IN DEPTH FROM THE BASE OF THE CODELL DOWN TO THE

3032.                 DEEPEST DEPTH OWNED

3033.

3034.           LEASE NUMBER:  CO-050007-0126

3035.           LESSOR:        ROYAL MCLEOD C/O BRUCE R MCLEOD

3036.           LESSEE:        AMOCO PRODUCTION COMPANY

3037.           LEASE DATE:    08/29/1974

3038.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3039.                          ------------------------------------------------------------

3040.                          734        1655601               COLORADO      WELD

3041.           DESCRIPTION:

3042.                 WELD COUNTY, COLORADO

3043.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3044.                 SECTION 32: NW/4SW/4 AND W/2NE/4SW/4,  LIMITED IN DEPTH

3045.                 FROM THE BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

3046.

3047.           LEASE NUMBER:  CO-050007-0127

3048.           LESSOR:        GERTRUDE VANDERVEER SPRATLEN A/K/A GERTRUDE VANDERVEER

3049.                          BRECKON AND AS GERTRUDE VANERVEER, A WIDOW

3050.           LESSEE:        MISSION OIL CORPORATION

3051.           LEASE DATE:    08/17/1989

3052.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3053.                          ------------------------------------------------------------

3054.                          1242       2189491               COLORADO      WELD

3055.           DESCRIPTION:

3056.                 WELD COUNTY, COLORADO

3057.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3058.                 SECTION 32: NW/4SW/4 AND W/2NE/4SW/4,  LIMITED IN DEPTH

3059.                 FROM THE BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

3060.

3061.           LEASE NUMBER:  CO-050007-0130

3062.           LESSOR:        ESTHER MAY MCLEOD, A/K/A ESTHER MCLEOD, A WIDOW

3063.           LESSEE:        MISSION OIL CORPORATION

3064.           LEASE DATE:    08/14/1989

3065.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3066.                          ------------------------------------------------------------

3067.                          1242       2189737               COLORADO      WELD

3068.           DESCRIPTION:

3069.                 WELD COUNTY, COLORADO

3070.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3071.                 SECTION 32: NW/4SW/4 AND W/2NE/4SW/4,  LIMITED IN DEPTH

3072.                 FROM THE BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

3073.

3074.           LEASE NUMBER:  CO-050007-0131

3075.           LESSOR:        THE FARMERS INDEPENDENT DITCH COMPANY

3076.           LESSEE:        MISSION OIL CORPORATION

3077.           LEASE DATE:    03/04/1985

3078.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3079.                          ------------------------------------------------------------

3080.                          1063       2003385               COLORADO      WELD

3081.           DESCRIPTION:

3082.                 WELD COUNTY, COLORADO

3083.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3084.                 SECTION 32: NW/4NW/4 AND NE/4NW/4,  LIMITED IN DEPTH FROM

3085.                 THE BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

3086.

3087.           LEASE NUMBER:  CO-050007-0132-001

3088.           LESSOR:        JERRY L GRESS, A SINGLE MAN; HOWARD LAIR; FAYE S LAIR,

3089.                          HUSBAND AND WIFE

3090.           LESSEE:        GARY SANDLIN

3091.           LEASE DATE:    11/10/1981

3092.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3093.                          ------------------------------------------------------------

3094.                          960        1882312               COLORADO      WELD

3095.           DESCRIPTION:

3096.                 WELD COUNTY, COLORADO

3097.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3098.                 SECTION 30:  N/2SW/4 AND S/2SW/4,  LIMITED IN DEPTH FROM

3099.                 THE BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

3100.

3101.           LEASE NUMBER:  CO-050007-0132-002

3102.           LESSOR:        AMELIA D MAPES, A WIDOW

3103.           LESSEE:        GARY SANDLIN

3104.           LEASE DATE:    11/16/1981

3105.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3106.                          ------------------------------------------------------------

3107.                          956        1878460               COLORADO      WELD

3108.           DESCRIPTION:

3109.                 WELD COUNTY, COLORADO

3110.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3111.                 SECTION 30:  N/2SW/4 AND S/2SW/4,  LIMITED IN DEPTH FROM

3112.                 THE BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

3113.

3114.           LEASE NUMBER:  CO-050007-0132-003

3115.           LESSOR:        JOHN H SCHEIDT; MARGARET E SCHEIDT

3116.           LESSEE:        GARY SANDLIN

3117.           LEASE DATE:    11/16/1981

3118.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3119.                          ------------------------------------------------------------

3120.                          956        1878458               COLORADO      WELD

3121.           DESCRIPTION:

3122.                 WELD COUNTY, COLORADO

3123.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3124.                 SECTION 30:  N/2SW/4 AND S/2SW/4,  LIMITED IN DEPTH FROM

3125.                 THE BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

3126.

3127.           LEASE NUMBER:  CO-050007-0132-004

3128.           LESSOR:        RICHARD L OTTESEN; ELBERTA OTTESEN

3129.           LESSEE:        GARY SANDLIN

3130.           LEASE DATE:    11/16/1981

3131.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3132.                          ------------------------------------------------------------

3133.                          956        1878461               COLORADO      WELD

3134.           DESCRIPTION:

3135.                 WELD COUNTY, COLORADO

3136.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3137.                 SECTION 30:  N/2SW/4 AND S/2SW/4,  LIMITED IN DEPTH FROM

3138.                 THE BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

3139.

3140.           LEASE NUMBER:  CO-050007-0132-005

3141.           LESSOR:        ROBERT C SILER; JEANETTE V SILER

3142.           LESSEE:        PETROGULF ENERGY COMPANY

3143.           LEASE DATE:    11/02/1981

3144.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3145.                          ------------------------------------------------------------

3146.                          953        1875227               COLORADO      WELD

3147.           DESCRIPTION:

3148.                 WELD COUNTY, COLORADO

3149.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3150.                 SECTION 30:  N/2SW/4 AND S/2SW/4,  LIMITED IN DEPTH FROM

3151.                 THE BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

3152.

3153.           LEASE NUMBER:  CO-050007-0132-006

3154.           LESSOR:        FRANK GLENN AND BETTY OTTESEN, HUSBAND & WIFE; DAVID M AND

3155.                          SHIRLEY O'WATERS, HUSBAND & WIFE; WILLIAM AND LANAE

3156.                          PENFOLD, HUSBAND & WIFE

3157.           LESSEE:        GARY SANDLIN

3158.           LEASE DATE:    11/16/1981

3159.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3160.                          ------------------------------------------------------------

3161.                          956        1878459               COLORADO      WELD

3162.           DESCRIPTION:

3163.                 WELD COUNTY, COLORADO

3164.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3165.                 SECTION 30:  N/2SW/4 AND S/2SW/4,  LIMITED IN DEPTH FROM

3166.                 THE BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

3167.

3168.           LEASE NUMBER:  CO-050007-0133

3169.           LESSOR:        CHAMPLIN PETROLEUM COMPANY

3170.           LESSEE:        MISSION OIL COMPANY

3171.           LEASE DATE:    11/07/1984

3172.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3173.                          ------------------------------------------------------------

3174.                          1073       2014263               COLORADO      WELD

3175.           DESCRIPTION:

3176.                 WELD COUNTY, COLORADO

3177.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3178.                 SECTION 30:  200 FT. STRIP ACROSS NW/4SW/4 AND 200 FT.

3179.                 STRIP ACROSS SW/4SW/4,  LIMITED IN DEPTH FROM THE BASE OF

3180.                 THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

3181.

3182.           LEASE NUMBER:  CO-050007-0134

3183.           LESSOR:        UNITED STATE OF AMERICA - COC 54080

3184.           LESSEE:        UNION PACIFIC RESOURCES COMPANY

3185.           LEASE DATE:    09/01/1990

3186.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3187.                          ------------------------------------------------------------

3188.                                                           COLORADO      WELD

3189.           DESCRIPTION:

3190.                 WELD COUNTY, COLORADO

3191.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3192.                 SECTION 28: SW/4SE/4, THAT PORTION LYING WITHIN THE

3193.                 RAILROAD RIGHT-OF-WAY COC 668, CONTAINING 12.18 ACRES, MORE

3194.                 OR LESS, DEPTH LIMITATION FROM THE BASE OF THE CODELL DOWN

3195.                 TO THE DEEPEST DEPTH OWNED

3196.

3197.           LEASE NUMBER:  CO-050007-0135

3198.           LESSOR:        ST DEPT OF HIGHWAYS, DIVISION OF HIGHWAYS, ST OF CO

3199.                          P03-055-00

3200.           LESSEE:        BATAA OIL INC

3201.           LEASE DATE:    10/01/1990

3202.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3203.                          ------------------------------------------------------------

3204.                          1295       2246133               COLORADO      WELD

3205.           DESCRIPTION:

3206.                 WELD COUNTY, COLORADO

3207.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3208.                 SECTION 28: SW/4SE/4, LIMITED IN DEPTH FROM THE BASE OF THE

3209.                 CODELL DOWN TO THE DEEPEST DEPTH OWNED.

3210.

3211.           LEASE NUMBER:  CO-050007-0136

3212.           LESSOR:        MARTA J YBABEN

3213.           LESSEE:        BATAA OIL INC

3214.           LEASE DATE:    10/04/1990

3215.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3216.                          ------------------------------------------------------------

3217.                          1280       2230750               COLORADO      WELD

3218.           DESCRIPTION:

3219.                 WELD COUNTY, COLORADO

3220.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3221.                 SECTION 28:  SW/4SE/4,  LIMITED IN DEPTH FROM THE BASE OF

3222.                 THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

3223.

3224.           LEASE NUMBER:  CO-050007-0137

3225.           LESSOR:        RAFAEL CHACON; JUANA R CHACON

3226.           LESSEE:        BATAA OIL INC

3227.           LEASE DATE:    08/27/1990

3228.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3229.                          ------------------------------------------------------------

3230.                          1275       2226549               COLORADO      WELD

3231.           DESCRIPTION:

3232.                 WELD COUNTY, COLORADO

3233.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3234.                 SECTION 28:  SW/4SE/4,  LIMITED IN DEPTH FROM THE BASE OF

3235.                 THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

3236.

3237.           LEASE NUMBER:  CO-050007-0138

3238.           LESSOR:        CLAUDIO JEMIMO; JOSE BARGAS; EPIFANIO G NEGRETE; AMANDO

3239.                          NEGRETE; JUAN RUIZ; SILBESTRE PENAFLOR; GUADALUPE JUARES

3240.           LEASE DATE:    00/00/0000

3241.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3242.                          ------------------------------------------------------------

3243.                                                           COLORADO      WELD

3244.           DESCRIPTION:

3245.                 WELD COUNTY, COLORADO

3246.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3247.                 SECTION 28:  SW/4SE/4,  LIMITED IN DEPTH FROM THE BASE OF

3248.                 THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

3249.

3250.           LEASE NUMBER:  CO-050007-0139

3251.           LESSOR:        ROBERT H GREEN AS SUCCESSOR TRUSTEE OF THE GILCREST

3252.                          TOWNSITE COMPANY, A DISSOLVED COLORADO CORPORATION, TRUST

3253.           LESSEE:        CONQUEST OIL COMPANY

3254.           LEASE DATE:    08/14/1990

3255.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3256.                          ------------------------------------------------------------

3257.                          1273       2223692               COLORADO      WELD

3258.           DESCRIPTION:

3259.                 WELD COUNTY, COLORADO

3260.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3261.                 SECTION 28:  PART OF THE NW/4NE/4,  LIMITED IN DEPTH FROM

3262.                 THE BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

3263.

3264.           LEASE NUMBER:  CO-050007-0140

3265.           LESSOR:        B. TIMOTHY SULLIVAN AS TRUSTEE OF THE WELD COUNTY

3266.                          INVESTMENT COMPANY, A DISSOLVED COLORADO CORPORATION TRUST

3267.           LESSEE:        CONQUEST OIL COMPANY

3268.           LEASE DATE:    03/30/1990

3269.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3270.                          ------------------------------------------------------------

3271.                          1261       2211143               COLORADO      WELD

3272.           DESCRIPTION:

3273.                 WELD COUNTY, COLORADO

3274.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3275.                 SECTION 28:  PART OF THE NW/4NE/4,  LIMITED IN DEPTH FROM

3276.                 THE BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

3277.

3278.           LEASE NUMBER:  CO-050007-0141

3279.           LESSOR:        WELD COUNTY REORGANIZED SCHOOL DISTRICT NO. RE-1, FORMERLY

3280.                          WELD COUNTY SCHOOL DISTRICT NO. 97

3281.           LESSEE:        CONQUEST OIL COMPANY

3282.           LEASE DATE:    12/12/1990

3283.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3284.                          ------------------------------------------------------------

3285.                          1285       2236147               COLORADO      WELD

3286.           DESCRIPTION:

3287.                 WELD COUNTY, COLORADO

3288.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3289.                 SECTION 28:  PART OF THE NW/4NE/4,  LIMITED IN DEPTH FROM

3290.                 THE BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

3291.

3292.           LEASE NUMBER:  CO-050007-0142

3293.           LESSOR:        WILLIAM V STEWART; KAREN L STEWART

3294.           LESSEE:        CONQUEST OIL COMPANY

3295.           LEASE DATE:    09/06/1990

3296.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3297.                          ------------------------------------------------------------

3298.                          1278       2229800               COLORADO      WELD

3299.           DESCRIPTION:

3300.                 WELD COUNTY, COLORADO

3301.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3302.                 SECTION 28:  PART OF THE NW/4NE/4,  LIMITED IN DEPTH FROM

3303.                 THE BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

3304.

3305.           LEASE NUMBER:  CO-050007-0143

3306.           LESSOR:        JUAN AGUILAR; BETTY AGUILAR

3307.           LESSEE:        CONQUEST OIL COMPANY

3308.           LEASE DATE:    09/06/1990

3309.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3310.                          ------------------------------------------------------------

3311.                          1283       223234                COLORADO      WELD

3312.           DESCRIPTION:

3313.                 WELD COUNTY, COLORADO

3314.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3315.                 SECTION 28:  PART OF THE NW/4NE/4,  LIMITED IN DEPTH FROM

3316.                 THE BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

3317.

3318.           LEASE NUMBER:  CO-050007-0144

3319.           LESSOR:        LAWRENCE E COGBURN & IRMA M COGBURN, HUSBAND & WIFE; J L

3320.                          JOHANSEN & VIRGINIA JOHANSEN, HUSBAND & WIFE; THOMAS D

3321.                          REDMAN & JUNE E REDMAN, HUSBAND & WIFE, C/O LAWRENCE E

3322.                          COGBURN

3323.           LESSEE:        CONQUEST OIL COMPANY

3324.           LEASE DATE:    11/02/1989

3325.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3326.                          ------------------------------------------------------------

3327.                          1249       2197481               COLORADO      WELD

3328.           DESCRIPTION:

3329.                 WELD COUNTY, COLORADO

3330.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3331.                 SECTION 28:  PART OF THE NW/4NE/4,  LIMITED IN DEPTH FROM

3332.                 THE BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

3333.

3334.           LEASE NUMBER:  CO-050007-0145

3335.           LESSOR:        RANDY MILLSAP; JANET MILLSAP

3336.           LESSEE:        CONQUEST OIL COMPANY

3337.           LEASE DATE:    09/06/1990

3338.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3339.                          ------------------------------------------------------------

3340.                          1284       2234815               COLORADO      WELD

3341.           DESCRIPTION:

3342.                 WELD COUNTY, COLORADO

3343.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3344.                 SECTION 28:  PART OF THE NW/4NE/4,  LIMITED IN DEPTH FROM

3345.                 THE BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

3346.

3347.           LEASE NUMBER:  CO-050007-0146

3348.           LESSOR:        ROBERT L MEISNER; LAURA J MEISNER

3349.           LESSEE:        CONQUEST OIL COMPANY

3350.           LEASE DATE:    09/05/1990

3351.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3352.                          ------------------------------------------------------------

3353.                          1284       2234813               COLORADO      WELD

3354.           DESCRIPTION:

3355.                 WELD COUNTY, COLORADO

3356.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3357.                 SECTION 28:  PART OF THE NW/4NE/4,  LIMITED IN DEPTH FROM

3358.                 THE BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

3359.

3360.           LEASE NUMBER:  CO-050007-0147

3361.           LESSOR:        LUCY ACOSTA, A WIDOW

3362.           LESSEE:        CONQUEST OIL COMPANY

3363.           LEASE DATE:    09/05/1990

3364.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3365.                          ------------------------------------------------------------

3366.                          1276       2227045               COLORADO      WELD

3367.           DESCRIPTION:

3368.                 WELD COUNTY, COLORADO

3369.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3370.                 SECTION 28:  PART OF THE NW/4NE/4,  LIMITED IN DEPTH FROM

3371.                 THE BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

3372.

3373.           LEASE NUMBER:  CO-050007-0148

3374.           LESSOR:        PATRICIA ANN VAN HARE, A WIDOW

3375.           LESSEE:        CONQUEST OIL COMPANY

3376.           LEASE DATE:    10/03/1990

3377.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3378.                          ------------------------------------------------------------

3379.                          1278       2229799               COLORADO      WELD

3380.           DESCRIPTION:

3381.                 WELD COUNTY, COLORADO

3382.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3383.                 SECTION 28:  PART OF THE NW/4NE/4,  LIMITED IN DEPTH FROM

3384.                 THE BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

3385.

3386.           LEASE NUMBER:  CO-050007-0149

3387.           LESSOR:        TIM J CROW; JANE CROW

3388.           LESSEE:        MISSION OIL COMPANY

3389.           LEASE DATE:    01/07/1986

3390.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3391.                          ------------------------------------------------------------

3392.                          1100       2040449               COLORADO      WELD

3393.           DESCRIPTION:

3394.                 WELD COUNTY, COLORADO

3395.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3396.                 SECTION 29:  PART OF THE E/2NE/4,  LIMITED IN DEPTH FROM

3397.                 THE BASE OF THE CODELL DOWN TO THE DEEPEST DEPTH OWNED

3398.

3399.           LEASE NUMBER:  CO-050007-0150-001

3400.           LESSOR:        SIDNEY STREAR; LEONARD STREAR

3401.           LESSEE:        MISSION OIL COMPANY

3402.           LEASE DATE:    03/19/1986

3403.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3404.                          ------------------------------------------------------------

3405.                          1109       2049942               COLORADO      WELD

3406.           DESCRIPTION:

3407.                 WELD COUNTY, COLORADO

3408.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3409.                 SECTION 29:  PART OF THE E/2NE/4 AND PART OF THE W/2NE/4

3410.                 AND PART OF THE E/2SE/4 AND PART OF THE W/2SE/4 AND PART OF

3411.                 THE E/2SW/4 AND PART OF THE NW/4SW/4 AND PART OF THE

3412.                 SW/4SW/4,   LIMITED IN DEPTH FROM THE BASE OF THE CODELL

3413.                 DOWN TO THE DEEPEST DEPTH OWNED

3414.

3415.           LEASE NUMBER:  CO-050007-0150-002

3416.           LESSOR:        ESTHER M MCLEOD, WIDOW AND SOLE HEIR OF HARLAN RALPH

3417.                          MCLEOD, DECEASED

3418.           LESSEE:        MISSION OIL COMPANY

3419.           LEASE DATE:    06/13/1985

3420.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3421.                          ------------------------------------------------------------

3422.                          1074       2015027               COLORADO      WELD

3423.           DESCRIPTION:

3424.                 WELD COUNTY, COLORADO

3425.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3426.                 SECTION 29:  PART OF THE E/2NE/4 AND PART OF THE W/2NE/4

3427.                 AND PART OF THE E/2SE/4 AND PART OF THE W/2SE/4 AND PART OF

3428.                 THE E/2SW/4 AND PART OF THE NW/4SW/4 AND PART OF THE

3429.                 SW/4SW/4,   LIMITED IN DEPTH FROM THE BASE OF THE CODELL

3430.                 DOWN TO THE DEEPEST DEPTH OWNED

3431.

3432.           LEASE NUMBER:  CO-050007-0150-003

3433.           LESSOR:        MAX A SMITH; NANCY A SMITH

3434.           LESSEE:        MISSION OIL COMPANY

3435.           LEASE DATE:    10/01/1985

3436.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3437.                          ------------------------------------------------------------

3438.                          1086       2027114               COLORADO      WELD

3439.           DESCRIPTION:

3440.                 WELD COUNTY, COLORADO

3441.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3442.                 SECTION 29:  PART OF THE E/2NE/4 AND PART OF THE W/2NE/4

3443.                 AND PART OF THE E/2SE/4 AND PART OF THE W/2SE/4 AND PART OF

3444.                 THE E/2SW/4 AND PART OF THE NW/4SW/4 AND PART OF THE

3445.                 SW/4SW/4,   LIMITED IN DEPTH FROM THE BASE OF THE CODELL

3446.                 DOWN TO THE DEEPEST DEPTH OWNED

3447.

3448.           LEASE NUMBER:  CO-050007-0150-004

3449.           LESSOR:        BRUCE R MCLEOD; PEGGY H MCLEOD

3450.           LESSEE:        MISSION OIL COMPANY

3451.           LEASE DATE:    10/01/1985

3452.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3453.                          ------------------------------------------------------------

3454.                          1086       2027115               COLORADO      WELD

3455.           DESCRIPTION:

3456.                 WELD COUNTY, COLORADO

3457.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3458.                 SECTION 29:  PART OF THE E/2NE/4 AND PART OF THE W/2NE/4

3459.                 AND PART OF THE E/2SE/4 AND PART OF THE W/2SE/4 AND PART OF

3460.                 THE E/2SW/4 AND PART OF THE NW/4SW/4 AND PART OF THE

3461.                 SW/4SW/4,   LIMITED IN DEPTH FROM THE BASE OF THE CODELL

3462.                 DOWN TO THE DEEPEST DEPTH OWNED

3463.

3464.           LEASE NUMBER:  CO-050007-0151

3465.           LESSOR:        STATE DEPARTMENT OF HIGHWAYS, DIVISION OF HIGHWAYS, STATE

3466.                          OF COLORADO AR2121562

3467.           LESSEE:        MISSION OIL CORPORATION

3468.           LEASE DATE:    09/09/1987

3469.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3470.                          ------------------------------------------------------------

3471.                          1177       2121562               COLORADO      WELD

3472.           DESCRIPTION:

3473.                 WELD COUNTY, COLORADO

3474.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3475.                 SECTION 32:  PART OF THE SW/4SE/4, CONTAINING 0.154 ACRES,

3476.                 MORE OR LESS FROM BASE OF CODELL DOWN TO DEEPEST DEPTH OWNED

3477.

3478.           LEASE NUMBER:  CO-050007-0152

3479.           LESSOR:        FARMERS INDEPENDENT DITCH COMPANY

3480.           LESSEE:        PRIMA OIL & GAS CORPORATION

3481.           LEASE DATE:    10/05/1990

3482.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3483.                          ------------------------------------------------------------

3484.                          1278       2229470               COLORADO      WELD

3485.           DESCRIPTION:

3486.                 WELD COUNTY, COLORADO

3487.                 TOWNSHIP 4 NORTH, RANGE 66 WEST,

3488.                 SECTION 29:  PART OF THE E/2NE/4 AND PART OF THE W/2NE/4

3489.                 AND PART OF THE E/2SW/4 AND PART OF THE NW/4SW/4 AND PART

3490.                 OF THE SW/4SW/4, LIMITED IN DEPTH FROM THE BASE OF THE

3491.                 CODELL DOWN TO THE DEEPEST DEPTH OWNED

3492.

3493.           LEASE NUMBER:  CO-050007-0183-001

3494.           LESSOR:        LILLIAM H HILL, A SINGLE WOMAN

3495.           LESSEE:        PETROGULF ENERGY COMPANY

3496.           LEASE DATE:    05/13/1982

3497.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3498.                          ------------------------------------------------------------

3499.                          2646       667                   COLORADO      ADAMS

3500.                                                           COLORADO      BROOMFIELD

3501.           DESCRIPTION:

3502.                 BROOMFIELD COUNTY (FORMERLY ADAMS COUNTY), COLORADO

3503.                 TOWNSHIP 1 SOUTH, RANGE 68 WEST OF THE 6TH P.M.

3504.                 SECTION 15: NE/4NW/4 AND THAT PART OF THE N/2NE/4, NORTH

3505.                 AND WEST OF THE RIGHT-OF-WAY OF THE BULL CANAL.

3506.

3507.           LEASE NUMBER:  CO-050007-0183-002

3508.           LESSOR:        ALICE H KERR, A SINGLE WOMAN

3509.           LESSEE:        PETROGULF ENERGY COMPANY

3510.           LEASE DATE:    05/13/1982

3511.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3512.                          ------------------------------------------------------------

3513.                          2646       660                   COLORADO      ADAMS

3514.                                                           COLORADO      BROOMFIELD

3515.           DESCRIPTION:

3516.                 BROOMFIELD COUNTY (FORMERLY ADAMS COUNTY), COLORADO

3517.                 TOWNSHIP 1 SOUTH, RANGE 68 WEST OF THE 6TH P.M.

3518.                 SECTION 15: NE/4NW/4 AND THAT PART OF THE N/2NE/4, NORTH

3519.                 AND WEST OF THE RIGHT-OF-WAY OF THE BULL CANAL.

3520.

3521.           LEASE NUMBER:  CO-050007-0183-003

3522.           LESSOR:        DARRELL R DOUGHTY; MARY DOUGHTY

3523.           LESSEE:        PETROGULF ENERGY COMPANY

3524.           LEASE DATE:    06/29/1982

3525.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3526.                          ------------------------------------------------------------

3527.                          2663       270                   COLORADO      ADAMS

3528.                                                           COLORADO      BROOMFIELD

3529.           DESCRIPTION:

3530.                 BROOMFIELD COUNTY (FORMERLY ADAMS COUNTY), COLORADO

3531.                 TOWNSHIP 1 SOUTH, RANGE 68 WEST OF THE 6TH P.M.

3532.                 SECTION 15: NE/4NW/4 AND THAT PART OF THE N/2NE/4, NORTH

3533.                 AND WEST OF THE RIGHT-OF-WAY OF THE BULL CANAL.

3534.

3535.           LEASE NUMBER:  CO-050007-0183-004

3536.           LESSOR:        JAMES L REESE; DOREY REESE

3537.           LESSEE:        PETROGULF ENERGY COMPANY

3538.           LEASE DATE:    06/01/1982

3539.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3540.                          ------------------------------------------------------------

3541.                          2663       261                   COLORADO      ADAMS

3542.                                                           COLORADO      BROOMFIELD

3543.           DESCRIPTION:

3544.                 BROOMFIELD COUNTY (FORMERLY ADAMS COUNTY), COLORADO

3545.                 TOWNSHIP 1 SOUTH, RANGE 68 WEST OF THE 6TH P.M.

3546.                 SECTION 15: NE/4NW/4 AND THAT PART OF THE N/2NE/4, NORTH

3547.                 AND WEST OF THE RIGHT-OF-WAY OF THE BULL CANAL.

3548.

3549.           LEASE NUMBER:  CO-050007-0183-005

3550.           LESSOR:        SOLON E THORNTON; MILDRED THORNTON

3551.           LESSEE:        PETROGULF ENERGY COMPANY

3552.           LEASE DATE:    06/01/1982

3553.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3554.                          ------------------------------------------------------------

3555.                          2660       273                   COLORADO      ADAMS

3556.                                                           COLORADO      BROOMFIELD

3557.           DESCRIPTION:

3558.                 BROOMFIELD COUNTY (FORMERLY ADAMS COUNTY), COLORADO

3559.                 TOWNSHIP 1 SOUTH, RANGE 68 WEST OF THE 6TH P.M.

3560.                 SECTION 15: NE/4NW/4 AND THAT PART OF THE N/2NE/4, NORTH

3561.                 AND WEST OF THE RIGHT-OF-WAY OF THE BULL CANAL.

3562.

3563.           LEASE NUMBER:  CO-050007-0184

3564.           LESSOR:        NORMA C MATHENA; ROBERT G BOLTON; MARY M WEIGANDT, JOINT

3565.                          TENANTS

3566.           LESSEE:        PETROGULF ENERGY COMPANY

3567.           LEASE DATE:    04/05/1982

3568.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3569.                          ------------------------------------------------------------

3570.                          2648       770                   COLORADO      ADAMS

3571.                                                           COLORADO      BROOMFIELD

3572.           DESCRIPTION:

3573.                 BROOMFIELD COUNTY (FORMERLY ADAMS COUNTY), COLORADO

3574.                 TOWNSHIP 1 SOUTH, RANGE 68 WEST OF THE 6TH P.M.

3575.                 THE NW/4NW/4, AND A TRACT OR PARCEL OF LAND, NO. 12 OF

3576.                 GRANTEE'S PROJECT NO. FI 002-1(9), IN THE NW/4 OF SECTION

3577.                 15, T1S, R68W OF THE 6TH P.M., MORE PARTICULARLY DESCRIBED

3578.                 AS FOLLOWS: BEGINNING AT A POINT ON THE EAST-WEST QUARTER

3579.                 LINE OF SECTION 15, T1S-R68W, FROM WHICH THE CENTER OF

3580.                 SECTION 15 BEARS S 89 DEGREES 31 FEET EAST, A DISTANCE OF

3581.                 1.0 FEET; THENCE NORTH 0 DEGREES 30 INCHES WEST, A DISTANCE

3582.                 OF 1323.6 FEET PARALLEL TO AND 1.0 FEET WEST OF THE

3583.                 NORTH-SOUTH QUARTER LINE OF SECTION 15 TO THE NORTH

3584.                 PROPERTY LINE; THENCE 89 DEGREES 28 FEET 30 INCHES WEST, A

3585.                 DISTANCE OF 199.0 FEET ALONG THE NORTH PROPERTY LINE;

3586.                 THENCE SOUTH 0 DEGREES 08 FEET 30 INCHES EAST, A DISTANCE

3587.                 OF 175.5 FEET; THENCE SOUTH 11 DEGREES 10 FEET WEST, A

3588.                 DISTANCE OF 102.0 FEET; THENCE SOUTH 0 DEGREES 08 FEET 30

3589.                 INCHES EAST, A DISTANCE OF 400.0 FEET; THENCE SOUTH 11

3590.                 DEGREES 27 FEET EAST, A DISTANCE OF 102.0 FEET; THENCE

3591.                 SOUTH 0 DEGREES 08 FEET 30 INCHES EAST, A DISTANCE OF 548.2

3592.                 FEET TO THE EAST-WEST QUARTER LINE OF SECTION 15; THENCE

3593.                 SOUTH 89 DEGREES 31 FEET EAST ALONG THE EAST-WEST QUARTER

3594.                 LINE OF SECTION 15, A DISTANCE OF 199.0 FEET, MORE OR LESS,

3595.                 TO THE POINT OF BEGINNING.

3596.

3597.           LEASE NUMBER:  CO-050007-0185

3598.           LESSOR:        MILTON W FONAY; VIRGINIA M FONAY

3599.           LESSEE:        VESSELS OIL & GAS COMPANY

3600.           LEASE DATE:    01/29/1990

3601.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3602.                          ------------------------------------------------------------

3603.                          3698       959                   COLORADO      ADAMS

3604.                          3644       806                   COLORADO      ADAMS

3605.           DESCRIPTION:

3606.                 ADAMS COUNTY,  COLORADO

3607.                 TOWNSHIP 1 SOUTH, RANGE 68 WEST OF THE 6TH P.M.

3608.                 SECTION 22: S/2NW/4

3609.

3610.           LEASE NUMBER:  CO-050007-0186

3611.           LESSOR:        K G LAMBERTSON, JR. A/K/A K G LAMBERTSON AND BERTHA

3612.                          LAMBERTSON, HUSBAND AND WIFE

3613.           LESSEE:        VESSELS OIL & GAS COMPANY

3614.           LEASE DATE:    02/08/1990

3615.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3616.                          ------------------------------------------------------------

3617.                          3698       979                   COLORADO      ADAMS

3618.                                                           COLORADO      BROOMFIELD

3619.           DESCRIPTION:

3620.                 BROOMFIELD COUNTY (FORMERLY ADAMS COUNTY),  COLORADO

3621.                 TOWNSHIP 1 SOUTH, RANGE 68 WEST OF THE 6TH P.M.

3622.                 SECTION 21: N/2SW/4

3623.

3624.           LEASE NUMBER:  CO-050007-0187

3625.           LESSOR:        K G LAMBERTSON, JR. A/K/A K G LAMBERTSON AND BERTHA

3626.                          LAMBERTSON, HUSBAND AND WIFE

3627.           LESSEE:        VESSELS OIL & GAS COMPANY

3628.           LEASE DATE:    02/08/1990

3629.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3630.                          ------------------------------------------------------------

3631.                          3698       983                   COLORADO      ADAMS

3632.                                                           COLORADO      BROOMFIELD

3633.           DESCRIPTION:

3634.                 BROOMFIELD COUNTY (FORMERLY ADAMS COUNTY),  COLORADO

3635.                 TOWNSHIP 1 SOUTH, RANGE 68 WEST OF THE 6TH P.M.

3636.                 SECTION 21: PART OF THE S/2SW/4, EXCEPT THE FOLLOWING

3637.                 TRACT: COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION

3638.                 RUNNING THENCE DUE NORTH ALONG THE WESTERN LINE OF SAID

3639.                 SECTION 770 FEET, M/L, TO THE PLACE OF BEGINNING; THENCE

3640.                 DUE EAST 690 FEET TO A POINT, THENCE DUE NORTH 380 FEET TO

3641.                 A POINT, THENCE DUE WEST 690 FEET TO A POINT ON THE

3642.                 WESTERLY LINE OF SAID SECTION 21, THENCE DUE SOUTH 380 FEET

3643.                 MORE OR LESS TO THE POINT OF BEGINNING.

3644.

3645.           LEASE NUMBER:  CO-050007-0188

3646.           LESSOR:        BERTHA LAMBERTSON; K G LAMBERTSON A/K/A K G LAMBERTSON JR

3647.           LESSEE:        VESSELS OIL & GAS COMPANY

3648.           LEASE DATE:    04/16/1990

3649.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3650.                          ------------------------------------------------------------

3651.                          3698       987                   COLORADO      ADAMS

3652.                                                           COLORADO      BROOMFIELD

3653.           DESCRIPTION:

3654.                 BROOMFIELD COUNTY (FORMERLY ADAMS COUNTY),  COLORADO

3655.                 TOWNSHIP 1 SOUTH, RANGE 68 WEST OF THE 6TH P.M.

3656.                 SECTION 21: PART OF THE S/2SW/4 DESCRIBED AS FOLLOWS:

3657.                 COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION RUNNING

3658.                 THENCE DUE NORTH ALONG THE WESTERN LINE OF SAID SECTION 770

3659.                 FEET, M/L, TO THE PLACE OF BEGINNING; THENCE DUE EAST 690

3660.                 FEET TO A POINT, THENCE DUE NORTH 380 FEET TO A POINT,

3661.                 THENCE DUE WEST 690 FEET TO A POINT ON THE WESTERLY LINE OF

3662.                 SAID SECTION 21, THENCE DUE SOUTH 380 FEET MORE OR LESS TO

3663.                 THE POINT OF BEGINNING.

3664.

3665.           LEASE NUMBER:  CO-050007-0189

3666.           LESSOR:        CALDWELL FARMS, A COLORADO GENERAL PARTNERSHIP C/O JOSEPH

3667.                          MCGARRY

3668.           LESSEE:        VESSELS OIL & GAS COMPANY

3669.           LEASE DATE:    06/01/1990

3670.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3671.                          ------------------------------------------------------------

3672.                          3752       434                   COLORADO      ADAMS

3673.           DESCRIPTION:

3674.                 ADAMS COUNTY,  COLORADO

3675.                 TOWNSHIP 1 SOUTH RANGE 68 WEST OF THE 6TH P.M.

3676.                 SECTION 15: S/2NW/4, EXCEPT A 6.276 ACRE TRACT AND A .574

3677.                 ACRE TRACT AND MORE FULLY DESCRIBED IN EXHIBIT B OF THE LEASE

3678.

3679.           LEASE NUMBER:  CO-050007-0190

3680.           LESSOR:        FARMERS RESERVOIR & IRRIGATION COMPANY, A MUTUAL DITCH

3681.                          COMPANY

3682.           LESSEE:        VESSELS OIL & GAS COMPANY

3683.           LEASE DATE:    05/17/1989

3684.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3685.                          ------------------------------------------------------------

3686.                          3577       172                   COLORADO      ADAMS

3687.           DESCRIPTION:

3688.                 ADAMS COUNTY,  COLORADO

3689.                 TOWNSHIP 1 SOUTH, RANGE 68 WEST OF THE 6TH P.M.

3690.                 SECTION 21: THAT PART OF THE NW/4, MORE FULLY DESCRIBED IN

3691.                 EXHIBIT A, ATTACHED HERETO AND INCORPORATED HEREIN BY THIS

3692.                 REFERENCE IN THE LEASE.

3693.

3694.           LEASE NUMBER:  CO-050007-0191

3695.           LESSOR:        EUGENE D BARNETT; BERTHA M BARNETT

3696.           LESSEE:        VESSELS OIL & GAS COMPANY

3697.           LEASE DATE:    05/18/1989

3698.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3699.                          ------------------------------------------------------------

3700.                          3584       11                    COLORADO      ADAMS

3701.                          3587       276                   COLORADO      ADAMS

3702.                          3577       175                   COLORADO      ADAMS

3703.           DESCRIPTION:

3704.                 ADAMS COUNTY,  COLORADO

3705.                 TOWNSHIP 1 SOUTH,  RANGE 68 WEST OF THE 6TH P.M.

3706.                 SECTION 21: THAT PART OF THE NW/4NW/4, MORE FULLY DESCRIBED

3707.                 IN EXHIBIT A, ATTACHED HERETO AND INCORPORATED HEREIN BY

3708.                 THIS REFERENCE IN THE LEASE.

3709.

3710.           LEASE NUMBER:  CO-050007-0192

3711.           LESSOR:        RHONDA SWAIN, A MARRIED WOMAN DEALING IN HER SOLE AND

3712.                          SEPARATE PROPERTY; DOUGLAS SWAIN, HER HUSBAND; GARY FONAY,

3713.                          A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY;

3714.                          LAURIE FONAY, HIS WIFE

3715.           LESSEE:        VESSELS OIL & GAS COMPANY

3716.           LEASE DATE:    06/26/1989

3717.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3718.                          ------------------------------------------------------------

3719.                          3587       279                   COLORADO      ADAMS

3720.           DESCRIPTION:

3721.                 ADAMS COUNTY,  COLORADO

3722.                 TOWNSHIP 1 SOUTH, RANGE 68 WEST OF THE 6TH P.M.

3723.                 SECTION 21: THAT PART OF THE NW/4 OF SAID SECTION 21,

3724.                 DESCRIBED AS FOLLOWS: BEGINNING AT THE NORTH QUARTER CORNER

3725.                 OF SAID SECTION 21, WHICH POINT BEARS DUE WEST 2610 FEET

3726.                 MORE OR LESS FROM THE NE CORNER OF SAID SECTION; THENCE BY

3727.                 COURSES AND DISTANCES AS FOLLOWS; THENCE DUE EAST 834 FEET,

3728.                 MORE OR LESS, TO THE POINT OF BEGINNING.

3729.

3730.           LEASE NUMBER:  CO-050007-0193

3731.           LESSOR:        CHARLES LAWRENCE SMITH; LOIS VIRGINIA SMITH

3732.           LESSEE:        VESSELS OIL & GAS COMPANY

3733.           LEASE DATE:    07/21/1989

3734.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3735.                          ------------------------------------------------------------

3736.                          3596       831                   COLORADO      ADAMS

3737.           DESCRIPTION:

3738.                 ADAMS COUNTY,  COLORADO

3739.                 TOWNSHIP 1 SOUTH, RANGE 68 WEST OF THE 6TH P.M.

3740.                 SECTION 21: PART OF THE NW/4, MORE FULLY DESCRIBED IN LEASE

3741.

3742.           LEASE NUMBER:  CO-050007-0194

3743.           LESSOR:        QUENTIN A BARNETT; V LUCILLE BARNETT

3744.           LESSEE:        VESSELS OIL & GAS COMPANY

3745.           LEASE DATE:    08/01/1989

3746.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3747.                          ------------------------------------------------------------

3748.                          3602       677                   COLORADO      ADAMS

3749.           DESCRIPTION:

3750.                 ADAMS COUNTY,  COLORADO

3751.                 TOWNSHIP 1 SOUTH, RANGE 68 WEST OF THE 6TH P.M.

3752.                 SECTION 21: PART OF THE NW/4, MORE FULLY DESCRIBED IN LEASE

3753.

3754.           LEASE NUMBER:  CO-050007-0195

3755.           LESSOR:        WESTERN GAS SUPPLY COMPANY, FKS WESTERN SLOPE GAS COMPANY,

3756.                          A COLORADO CORPORATION

3757.           LESSEE:        VESSELS OIL & GAS COMPANY

3758.           LEASE DATE:    05/08/1991

3759.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3760.                          ------------------------------------------------------------

3761.                          3803       854                   COLORADO      ADAMS

3762.           DESCRIPTION:

3763.                 ADAMS COUNTY,  COLORADO

3764.                 TOWNSHIP 1 SOUTH, RANGE 68 WEST OF THE 6TH P.M.

3765.                 SECTION 21: A TRACT OF LAND IN THE NW/4, DESCRIBED MORE

3766.                 FULLY IN THE LEASE

3767.

3768.           LEASE NUMBER:  CO-050007-0196

3769.           LESSOR:        COLUMBIA SAVINGS, A FEDERAL SAVINGS AND LOAN ASSOCIATION

3770.           LESSEE:        VESSELS OIL & GAS COMPANY

3771.           LEASE DATE:    06/05/1991

3772.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3773.                          ------------------------------------------------------------

3774.                          3806       359                   COLORADO      ADAMS

3775.           DESCRIPTION:

3776.                 ADAMS COUNTY,  COLORADO

3777.                 TOWNSHIP 1 SOUTH, RANGE 68 WEST OF THE 6TH P.M.

3778.                 SECTION 21: S/2S/2S/2NE/4 AND ALL THAT PART OF THE SE/4NW/4

3779.                 OF SAID SECTION 21 LYING EAST OF THE BANK OF MCKAY LAKE,

3780.                 MORE FULLY DESCRIBED IN THE LEASE

3781.

3782.           LEASE NUMBER:  CO-050007-0197

3783.           LESSOR:        K G LAMBERTSON, JR. A/K/A K G LAMBERTSON AND BERTHA

3784.                          LAMBERTSON, HUSBAND AND WIFE

3785.           LESSEE:        VESSELS OIL & GAS COMPANY

3786.           LEASE DATE:    02/08/1990

3787.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3788.                          ------------------------------------------------------------

3789.                          3698       975                   COLORADO      ADAMS

3790.           DESCRIPTION:

3791.                 ADAMS COUNTY,  COLORADO

3792.                 TOWNSHIP 1 SOUTH, RANGE 68 WEST OF THE 6TH P.M.

3793.                 SECTION 21: PART OF THE SW/4NW/4, MORE FULLY DESCRIBED IN LEASE

3794.

3795.           LEASE NUMBER:  CO-050007-0204

3796.           LESSOR:        HORACE G MCCARTY BY MICHAEL H MCCARTY AND HELEN Y MCCARTY,

3797.                          ATTORNEYS IN FACT; HELEN Y MCCARTY, WIFE OF H G MCCARTY, D

3798.                          WILSON MCCARTY AND FRANCES MCCARTY, HUSBAND AND WIFE; HELEN

3799.                          F FICKEL AND ROBERT BRUCE FICKEL, WIFE AND HUSBAND

3800.           LESSEE:        CORAL GULF EXPLORATION COMPANY

3801.           LEASE DATE:    11/13/1979

3802.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3803.                          ------------------------------------------------------------

3804.                          889        1810786               COLORADO      WELD

3805.           DESCRIPTION:

3806.                 WELD COUNTY, COLORADO

3807.                 TOWNSHIP 4 NORTH, RANGE 67 WEST,

3808.                 SECTION 30: SW/4NE/4, W/2SE/4, SE/4SE/4, CONTAINING 160

3809.                 ACRES, MORE OR LESS

3810.

3811.           LEASE NUMBER:  CO-050007-0205

3812.           LESSOR:        HORACE G MCCARTY BY MICHAEL H MCCARTY AND HELEN Y MCCARTY,

3813.                          ATTORNEYS IN FACT; HELEN Y MCCARTY, WIFE OF H G MCCARTY, D

3814.                          WILSON MCCARTY AND FRANCES MCCARTY, HUSBAND AND WIFE; HELEN

3815.                          F FICKEL AND ROBERT BRUCE FICKEL, WIFE AND HUSBAND

3816.           LESSEE:        CORAL GULF EXPLORATION COMPANY

3817.           LEASE DATE:    11/13/1979

3818.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3819.                          ------------------------------------------------------------

3820.                          889        1810785               COLORADO      WELD

3821.           DESCRIPTION:

3822.                 WELD COUNTY, COLORADO

3823.                 TOWNSHIP 4 NORTH, RANGE 67 WEST,

3824.                 SECTION 31: NW/4, EXCEPT THOSE TRACTS DESCRIBED IN BOOK 31

3825.                 AT PAGE 481 (9 ACRES) AND IN BOOK 207 AT PAGE 37 (7.9

3826.                 ACRES), CONTAINING 139 ACRES, MORE OR LESS

3827.

3828.           LEASE NUMBER:  CO-050007-0222

3829.           LESSOR:        HAZEL L ZUPKE; HERMAN A ZUPKE

3830.           LESSEE:        RICHARD L LEWIS

3831.           LEASE DATE:    09/22/1980

3832.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3833.                          ------------------------------------------------------------

3834.                          917        1839263               COLORADO      WELD

3835.           DESCRIPTION:

3836.                 WELD COUNTY, COLORADO

3837.                 TOWNSHIP 5 NORTH, RANGE 65 WEST

3838.                 SECTION 21: E/2W/2SE/4 AND E/2SE/4

3839.                 (EXCO OWNS IN SECTION 21: NE/4SE/4, FROM THE SURFACE OF THE

3840.                 EARTH DOWN TO THE BASE OF THE CODELL - INSOMUCH AS THE

3841.                 NE/4SE/4 HAS BEEN POOLED INTO AN 80 ACRE SPACING UNIT

3842.                 E/2SE/4, HELD BY THE HAZEL #1-21 WELL, LOCATED IN THE

3843.                 SE/4SE/4, SECTION 21, T5N, R65W)

3844.

3845.           LEASE NUMBER:  CO-050007-0223

3846.           LESSOR:        GENE K. RANDELS AND LORINE C. RANDELS, HUSBAND AND WIFE

3847.           LESSEE:        DECALTA INTERNATIONAL CORPORATION

3848.           LEASE DATE:    01/11/1982

3849.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3850.                          ------------------------------------------------------------

3851.                          961        1883879               COLORADO      WELD

3852.           DESCRIPTION:

3853.                 WELD COUNTY, COLORADO

3854.                 TOWNSHIP 5 NORTH, RANGE 64 WEST

3855.                 SECTION 32: A PART OF THE S/2NE/4 LYING NORTH AND EAST OF

3856.                 GILMORE CANAL AS RECORDED IN BOOK 920, RECEPTION #1842179

3857.                 OF THE WELD COUNTY, COLORADO RECORDS.

3858.                 SEE EXHIBIT "A" ATTACHED AND MADE A PART OF THE LEASE FOR A

3859.                 COMPLETE METES AND BOUNDS DESCRIPTION.

3860.

3861.           LEASE NUMBER:  CO-050007-0224-001

3862.           LESSOR:        PAUL E NEUBAUER ET AL

3863.           LESSEE:        CORAL GULF EXPLORATION CORPORATION

3864.           LEASE DATE:    10/18/1979

3865.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3866.                          ------------------------------------------------------------

3867.                          889        1810794               COLORADO      WELD

3868.           DESCRIPTION:

3869.                 WELD COUNTY, COLORADO

3870.                 NE/4 AND NE/4NW/4 OF SEC 33 - T5N - R67W - 6TH PM

3871.                 200 ACRES LESS 11.2 ACRES IN NE/4 TO CHAMPLIN (UPRR)

3872.

3873.           LEASE NUMBER:  CO-050007-0224-002

3874.           LESSOR:        JAMES R NELSON

3875.           LEASE DATE:    10/11/1979

3876.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3877.                          ------------------------------------------------------------

3878.                          889        1810795               COLORADO      WELD

3879.           DESCRIPTION:

3880.                 WELD COUNTY, COLORADO

3881.                 NE/4 AND NE/4NW/4 OF SEC 33 - T5N - R67W - 6TH PM

3882.                 200 ACRES LESS 11.2 ACRES IN NE/4 TO CHAMPLIN (UPRR)

3883.

3884.           LEASE NUMBER:  CO-050007-0225

3885.           LESSOR:        WELD COUNTY COLORADO, A POLITICAL SUBDIVISION OR THE STATE

3886.                          OF COLORADO

3887.           LESSEE:        DISCOVERY OIL LTD

3888.           LEASE DATE:    01/18/1984

3889.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3890.                          ------------------------------------------------------------

3891.                          1019       1954895               COLORADO      WELD

3892.           DESCRIPTION:

3893.                 WELD COUNTY, COLORADO

3894.                 PT OF NW/4NW/4 SEC 33 - T5N - R67W, AS DESCRIBED IN

3895.                 QUITCLAIM DEED DATED 2/1/1941 AND RECORDED 2/7/1941 IN BOOK

3896.                 1074 PAGE 407 RECORDS OF WELD COUNTY COLORADO

3897.                 CONTAINING .75 ACRES, MORE OR LESS

3898.

3899.           LEASE NUMBER:  CO-050007-0226

3900.           LESSOR:        CHAMPLIN PETROLEUM (NOW ANADARDO E&P LP)

3901.           LESSEE:        CORAL GULF EXPLORATION CORPORATION

3902.           LEASE DATE:    01/13/1984

3903.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3904.                          ------------------------------------------------------------

3905.                          1023       1959302               COLORADO      WELD

3906.           DESCRIPTION:

3907.                 WELD COUNTY, COLORADO

3908.                 200 FT WIDE STRIP 100 FT EITHER SIDE OF UPRR TRACK IN

3909.                 SE/4SW/4 SEC 34 - T5N - R67W, CONTAINING 2.25 ACRES

3910.

3911.           LEASE NUMBER:  CO-050007-0227

3912.           LESSOR:        PAUL L NELSON ET UX

3913.           LESSEE:        CORAL GULF EXPLORATION CORPORATION

3914.           LEASE DATE:    10/11/1979

3915.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3916.                          ------------------------------------------------------------

3917.                                     1810793               COLORADO      WELD

3918.           DESCRIPTION:

3919.                 WELD COUNTY, COLORADO

3920.                 NW/4NW/4 OF SEC 33 AND SW/4 OF SEC 34 - T5N - R67W - 6TH

3921.                 PM, LESS UPRR ROW)

3922.                 200 ACRES LESS.75 ACRES TO WELD COUNTY COLORADO IN THE

3923.                 NW/4NW/4 OF SEC 33

3924.                 CONTAINING 199.25 ACRES

3925.

3926.           LEASE NUMBER:  CO-050007-0228

3927.           LESSOR:        CHAMPLIN PETROLEUM (NOW ANADARDO E&P LP)

3928.           LESSEE:        CORAL GULF EXPLORATION CORPORATION

3929.           LEASE DATE:    04/06/1984

3930.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3931.                          ------------------------------------------------------------

3932.                          1034       1971723               COLORADO      WELD

3933.           DESCRIPTION:

3934.                 WELD COUNTY, COLORADO

3935.                 150 FT WIDE STRIP 75 FT EITHER SIDE OF UPRR TRACK IN

3936.                 SE/4/NE/4 SEC 34 - T5N - R67W, CONTAINING 4.00 ACRES

3937.

3938.           LEASE NUMBER:  CO-050007-0229

3939.           LESSOR:        CHAMPLIN PETROLEUM (NOW ANADARDO E&P LP)

3940.           LESSEE:        CORAL GULF EXPLORATION CORPORATION

3941.           LEASE DATE:    04/06/1984

3942.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3943.                          ------------------------------------------------------------

3944.                          1034       1971724               COLORADO      WELD

3945.           DESCRIPTION:

3946.                 WELD COUNTY, COLORADO

3947.                 150 FT WIDE STRIP 75 FT EITHER SIDE OF UPRR TRACK IN THE

3948.                 NE/4NE/4 SEC 33 - T5N - R67W, CONTAINING 2.20 ACRES

3949.

3950.           LEASE NUMBER:  CO-050007-0230

3951.           LESSOR:        CHAMPLIN PETROLEUM (NOW ANADARDO E&P LP)

3952.           LESSEE:        CORAL GULF EXPLORATION CORPORATION

3953.           LEASE DATE:    04/06/1984

3954.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3955.                          ------------------------------------------------------------

3956.                          1034       1971725               COLORADO      WELD

3957.           DESCRIPTION:

3958.                 WELD COUNTY, COLORADO

3959.                 150 FT WIDE STRIP 75 FT EITHER SIDE OF THE UPRR TRACK IN

3960.                 THE NW/4NE/4 SEC 33 - T5N - R67W, CONTAINING 5.00 ACRES

3961.

3962.           LEASE NUMBER:  CO-050008-0001-001

3963.           LESSOR:        K & R LIVESTOCK COMMISSION COMPANY, A GENERAL PARTNERSHIP

3964.           LESSEE:        JOSEPH CHARLES BORLA JR

3965.           LEASE DATE:    08/27/1984

3966.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3967.                          ------------------------------------------------------------

3968.                          1044       1983193               COLORADO      WELD

3969.           DESCRIPTION:

3970.                 BROOMFIELD COUNTY, COLORADO

3971.                 TOWNSHIP 1 NORTH, RANGE 68 WEST,

3972.                 SECTION 34: NE/4 SE/4

3973.

3974.           LEASE NUMBER:  CO-050008-0001-002

3975.           LESSOR:        COLORADO DEPARTMENT OF HIGHWAYS, DIVISION OR HIGHWAYS,

3976.                          STATE OF COLORADO

3977.           LESSEE:        MISSION OIL CORPORATION

3978.           LEASE DATE:    07/24/1984

3979.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3980.                          ------------------------------------------------------------

3981.                          1078       2018974               COLORADO      WELD

3982.           DESCRIPTION:

3983.                 BROOMFIELD COUNTY, COLORADO

3984.                 TOWNSHIP 1 NORTH, RANGE 68 WEST,

3985.                 SECTION 34: 13.532 ACRES, MORE OR LESS, IN THE E/2 OF THE

3986.                 SE/4, AND 0.027 ACRES, MORE OR LESS, IN THE SE/4 OF THE

3987.                 SE/4, MORE PARTICULARLY DESCRIBED IN THE LEASE.

3988.                 CONTAINING 13.559 ACRES, MORE OR LESS.

3989.

3990.           LEASE NUMBER:  CO-050008-0002

3991.           LESSOR:        J LEE SEARS; LA VEDA LOUIS SEARS; J KENNETH LAMBERT

3992.           LESSEE:        THOMAS G VESSELS

3993.           LEASE DATE:    07/21/1976

3994.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

3995.                          ------------------------------------------------------------

3996.                          772        1694433               COLORADO      WELD

3997.           DESCRIPTION:

3998.                 BROOMFIELD COUNTY, COLORADO

3999.                 TOWNSHIP 1 NORTH, RANGE 68 WEST,

4000.                 SECTION 26: S/2NW/4

4001.

4002.           LEASE NUMBER:  CO-050009-0001

4003.           LESSOR:        LARRY LAUNE; DELILA LAUNE

4004.           LESSEE:        C K ADAMS D/B/A PRECISION HYDROCARBONS, MAYERS & CO & IRL N

4005.                          STALCUP

4006.           LEASE DATE:    09/27/1985

4007.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4008.                          ------------------------------------------------------------

4009.                                     85049612              COLORADO      LARIMER

4010.           DESCRIPTION:

4011.                 LARIMER COUNTY, COLORADO

4012.                 TOWNSHIP 5 NORTH, RANGE 68 WEST,

4013.                 SECTION 25:  SE/4

4014.

4015.           LEASE NUMBER:  CO-050010-0001

4016.           LESSOR:        EARL A ANDERSEN; DORIA L ANDERSEN

4017.           LESSEE:        H & C COLTON COMPANY

4018.           LEASE DATE:    03/06/1982

4019.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4020.                          ------------------------------------------------------------

4021.                          963        1885582               COLORADO      WELD

4022.           DESCRIPTION:

4023.                 WELD COUNTY, COLORADO

4024.                 TOWNSHIP 6 NORTH, RANGE 65 WEST,

4025.                 SECTION 13:  THE WEST 15 ACRES OF SE/4 NW/4

4026.

4027.           LEASE NUMBER:  CO-050010-0002

4028.           LESSOR:        RAY L ANDERSEN; VIRGINIA M ANDERSEN

4029.           LESSEE:        H & C COLTON COMPANY

4030.           LEASE DATE:    03/06/1982

4031.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4032.                          ------------------------------------------------------------

4033.                          963        1885583               COLORADO      WELD

4034.           DESCRIPTION:

4035.                 WELD COUNTY, COLORADO

4036.                 TOWNSHIP 6 NORTH, RANGE 65 WEST,

4037.                 SECTION 13: THE EAST 25 ACRES OF THE SE/4 NW/4

4038.

4039.

4040.

4041.

4042.      A-2: SURFACE LEASES, RIGHT OF WAYS, EASEMENTS

4043.

4044.

4045.           LEASE NUMBER:  CO-050007-S153

4046.           LESSOR:        THOMAS D BROWN

4047.           LESSEE:        ROCK OIL CORPORATION

4048.           LEASE DATE:    03/19/1986

4049.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4050.                          ------------------------------------------------------------

4051.           COLORADO      WELD

4052.           DESCRIPTION:

4053.                 WELD COUNTY, COLORADO

4054.                 TOWNSHIP 5 NORTH, RANGE 65 WEST

4055.                 SECTION 23:  SE/4SE/4

4056.

4057.           LEASE NUMBER:  CO-050007-S154

4058.           LESSOR:        KIRCHNER FARM ASSOCIATES

4059.           LESSEE:        SOVEREIGN OIL COMPANY AND CORAL GULF EXPLORATION

4060.           LEASE DATE:    09/01/1984

4061.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4062.                          ------------------------------------------------------------

4063.                                                           COLORADO      WELD

4064.           DESCRIPTION:

4065.                 WELD COUNTY, COLORADO

4066.                 TOWNSHIP 5 NORTH, RANGE 67 WEST,

4067.                 SECTION 33:  S/2 NW/4; W/2 SE/4 AND ALL OF THE SW/4, EXCEPT

4068.                 THAT PART LYING SOUTH AND WEST OF THE RAILROAD (MOSER

4069.                 WELLS)

4070.

4071.           LEASE NUMBER:  CO-050007-S155

4072.           LESSOR:        DONALD A WIEDEMAN

4073.           LESSEE:        SHEPLER & THOMAS INC

4074.           LEASE DATE:    07/15/1988

4075.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4076.                          ------------------------------------------------------------

4077.                                                           COLORADO      WELD

4078.           DESCRIPTION:

4079.                 WELD COUNTY, COLORADO

4080.                 TOWNSHIP 4 NORTH, RANGE 67 WEST,

4081.                 SECTION 21: SW/4

4082.

4083.           LEASE NUMBER:  CO-050007-S156

4084.           LESSOR:        WALTER E NYGREN; FAYE MARIE NYGREN; MARK A NYGREN

4085.           LESSEE:        SHEPLER & THOMAS INC

4086.           LEASE DATE:    09/27/1984

4087.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4088.                          ------------------------------------------------------------

4089.                                                           COLORADO      WELD

4090.           DESCRIPTION:

4091.                 WELD COUNTY, COLORADO

4092.                 TOWNSHIP 4 NORTH, RANGE 67 WEST,

4093.                 SECTION 19 EXCEPT THE SE/4 THEREOF

4094.

4095.           LEASE NUMBER:  CO-050007-S157

4096.           LESSOR:        ALBERT J STROH; LYDIA STROH

4097.           LESSEE:        CORAL GULF EXPLORATION COMPANY

4098.           LEASE DATE:    09/19/1979

4099.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4100.                          ------------------------------------------------------------

4101.                                                           COLORADO      WELD

4102.           DESCRIPTION:

4103.                 WELD COUNTY, COLORADO

4104.                 TOWNSHIP 4 NORTH, RANGE 67 WEST,

4105.                 SECTION 17: THAT PART OF THE E/2 LYING SOUTH AND EAST OF

4106.                 THE GREAT WESTERN RAILROAD RIGHT-OF-WAY (114 ACRES, MORE OR

4107.                 LESS)

4108.                 SECTION 20: E/2 (290 ACRES, MORE OR LESS) CONTAINING 404

4109.                 ACRES TOTAL, MORE OR LESS.

4110.

4111.           LEASE NUMBER:  CO-050007-S158

4112.           LESSOR:        INTRAWEST BANK OF GREELEY, SUCCESSOR TRUSTEE TO THE FIRST

4113.                          NATIONAL BANK OF GREELEY UNDER THE TESTAMENTARY TRUST OF A

4114.                          D HANKINS

4115.           LESSEE:        SHEPLER & THOMAS INC

4116.           LEASE DATE:    06/21/1983

4117.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4118.                          ------------------------------------------------------------

4119.                                                           COLORADO      WELD

4120.           DESCRIPTION:

4121.                 WELD COUNTY, COLORADO

4122.                 TOWNSHIP 5 NORTH, RANGE 67 WEST,

4123.                 SECTION 27: NE/4SE/4

4124.

4125.           LEASE NUMBER:  CO-050007-S159

4126.           LESSOR:        DAVID BERNHARDT; TIMOTHY BERNHARDT; REUBEN BERNHARDT;

4127.                          HESTER BERNHARDT

4128.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4129.           LEASE DATE:    05/11/2001

4130.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4131.                          ------------------------------------------------------------

4132.                                                           COLORADO      WELD

4133.           DESCRIPTION:

4134.                 WELD COUNTY, COLORADO

4135.                 TOWNSHIP 4 NORTH, RANGE 67 WEST

4136.                 SECTION 13: SE/4

4137.

4138.           LEASE NUMBER:  CO-050007-S160

4139.           LESSOR:        DAVID BERNHARDT; TIMOTHY BERNHARDT; REUBEN BERNHARDT;

4140.                          HESTER BERNHARDT

4141.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4142.           LEASE DATE:    10/16/2001

4143.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4144.                          ------------------------------------------------------------

4145.                                                           COLORADO      WELD

4146.           DESCRIPTION:

4147.                 WELD COUNTY, COLORADO

4148.                 TOWNSHIP 4 NORTH, RANGE 67 WEST

4149.                 SECTION 13: SE/4

4150.

4151.           LEASE NUMBER:  CO-050007-S161

4152.           LESSOR:        ROBERT STROH

4153.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4154.           LEASE DATE:    05/11/2001

4155.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4156.                          ------------------------------------------------------------

4157.                                                           COLORADO      WELD

4158.           DESCRIPTION:

4159.                 WELD COUNTY, COLORADO

4160.                 TOWNSHIP 4 NORTH, RANGE 67 WEST

4161.                 SECTION 13: SE/4SW/4

4162.

4163.           LEASE NUMBER:  CO-050007-S162

4164.           LESSOR:        RICHARD WOLF; BERNICE WOLF

4165.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4166.           LEASE DATE:    03/12/2001

4167.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4168.                          ------------------------------------------------------------

4169.                                                           COLORADO      WELD

4170.           DESCRIPTION:

4171.                 WELD COUNTY, COLORADO

4172.                 TOWNSHIP 4 NORTH, RANGE 66 WEST

4173.                 SECTION 31: SE/4

4174.

4175.           LEASE NUMBER:  CO-050007-S163

4176.           LESSOR:        ZABKA FARMS INC

4177.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4178.           LEASE DATE:    09/20/2000

4179.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4180.                          ------------------------------------------------------------

4181.                                                           COLORADO      WELD

4182.           DESCRIPTION:

4183.                 WELD COUNTY, COLORADO

4184.                 TOWNSHIP 5 NORTH, RANGE 65 WEST, 6TH P.M.

4185.                 SECTION 11: SE/4SE/4

4186.                 SECTION 14: NE/4NE/4

4187.

4188.           LEASE NUMBER:  CO-050007-S164

4189.           LESSOR:        DAVID BERNHARDT; TIMOTHY BERNHARDT; REUBEN BERNHARDT;

4190.                          HESTER BERNHARDT

4191.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4192.           LEASE DATE:    05/11/2001

4193.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4194.                          ------------------------------------------------------------

4195.                                                           COLORADO      WELD

4196.           DESCRIPTION:

4197.                 WELD COUNTY, COLORADO

4198.                 TOWNSHIP 4 NORTH, RANGE 67 WEST

4199.                 SECTION 13: SE/4

4200.

4201.           LEASE NUMBER:  CO-050007-S165

4202.           LESSOR:        GREGORY W BROWN AND JUDITH JANE SITZMAN AND DEBRA ANNETTE

4203.                          MCCOY ALL D/B/A MEEKER VIEW ENTERPRISES

4204.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4205.           LEASE DATE:    07/06/2001

4206.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4207.                          ------------------------------------------------------------

4208.                                                           COLORADO      WELD

4209.           DESCRIPTION:

4210.                 WELD COUNTY, COLORADO

4211.                 TOWNSHIP 4 NORTH, RANGE 67 WEST

4212.                 SECTION 20: NW/4

4213.

4214.           LEASE NUMBER:  CO-050007-S166

4215.           LESSOR:        ROBERT WIEDEMAN; ESTHER WIEDEMAN

4216.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4217.           LEASE DATE:    04/03/2001

4218.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4219.                          ------------------------------------------------------------

4220.                                                           COLORADO      WELD

4221.           DESCRIPTION:

4222.                 WELD COUNTY, COLORADO

4223.                 TOWNSHIP 4 NORTH, RANGE 66 WEST

4224.                 SECTION 29: E/2NW/4

4225.

4226.           LEASE NUMBER:  CO-050007-S167

4227.           LESSOR:        THE HELEN M WILLIAMS TRUST

4228.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4229.           LEASE DATE:    07/02/2001

4230.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4231.                          ------------------------------------------------------------

4232.                                                           COLORADO      WELD

4233.           DESCRIPTION:

4234.                 WELD COUNTY, COLORADO

4235.                 TOWNSHIP 5 NORTH, RANGE 67 WEST

4236.                 SECTION 28: SE/4NE/4

4237.

4238.           LEASE NUMBER:  CO-050007-S168

4239.           LESSOR:        ROBERT H STROH

4240.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4241.           LEASE DATE:    10/23/2000

4242.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4243.                          ------------------------------------------------------------

4244.                                                           COLORADO      WELD

4245.           DESCRIPTION:

4246.                 WELD COUNTY, COLORADO

4247.                 TOWNSHIP 4 NORTH, RANGE 67 WEST, 6TH P.M.

4248.                 SECTION 24: SW/4NW/4

4249.

4250.           LEASE NUMBER:  CO-050007-S169

4251.           LESSOR:        DAVID BERNHARDT; TIMOTHY BERNHARDT; REUBEN BERNHARDT;

4252.                          HESTER BERNHARDT

4253.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4254.           LEASE DATE:    10/29/2001

4255.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4256.                          ------------------------------------------------------------

4257.                                                           COLORADO      WELD

4258.           DESCRIPTION:

4259.                 WELD COUNTY, COLORADO

4260.                 TOWNSHIP 4 NORTH, RANGE 67 WEST

4261.                 SECTION 24: NE/4

4262.

4263.           LEASE NUMBER:  CO-050007-S170

4264.           LESSOR:        DAVID BERNHARDT; TIMOTHY BERNHARDT; REUBEN BERNHARDT;

4265.                          HESTER BERNHARDT

4266.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4267.           LEASE DATE:    10/29/2001

4268.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4269.                          ------------------------------------------------------------

4270.                                                           COLORADO      WELD

4271.           DESCRIPTION:

4272.                 WELD COUNTY, COLORADO

4273.                 TOWNSHIP 4 NORTH, RANGE 67 WEST

4274.                 SECTION 24: NE/4

4275.

4276.           LEASE NUMBER:  CO-050007-S171

4277.           LESSOR:        RICHARD L REINICK JR

4278.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4279.           LEASE DATE:    06/19/2001

4280.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4281.                          ------------------------------------------------------------

4282.                                                           COLORADO      WELD

4283.           DESCRIPTION:

4284.                 WELD COUNTY, COLORADO

4285.                 TOWNSHIP 5 NORTH, RANGE 64 WEST

4286.                 SECTION 22: NE/4NW/4

4287.

4288.           LEASE NUMBER:  CO-050007-S172

4289.           LESSOR:        RICHARD L REINICK JR

4290.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4291.           LEASE DATE:    06/19/2001

4292.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4293.                          ------------------------------------------------------------

4294.                                                           COLORADO      WELD

4295.           DESCRIPTION:

4296.                 WELD COUNTY, COLORADO

4297.                 TOWNSHIP 5 NORTH, RANGE 64 WEST

4298.                 SECTION 22: NW/4NW/4

4299.

4300.           LEASE NUMBER:  CO-050007-S173

4301.           LESSOR:        DAVID BERNHARDT; TIMOTHY BERNHARDT; REUBEN BERNHARDT;

4302.                          HESTER BERNHARDT

4303.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4304.           LEASE DATE:    11/01/2001

4305.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4306.                          ------------------------------------------------------------

4307.                                                           COLORADO      WELD

4308.           DESCRIPTION:

4309.                 WELD COUNTY, COLORADO

4310.                 TOWNSHIP 4 NORTH, RANGE 67 WEST

4311.                 SECTION 24: NE/4

4312.

4313.           LEASE NUMBER:  CO-050007-S174

4314.           LESSOR:        DON MEINING; MARY JANE MEINING

4315.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4316.           LEASE DATE:    07/17/2001

4317.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4318.                          ------------------------------------------------------------

4319.                                                           COLORADO      WELD

4320.           DESCRIPTION:

4321.                 WELD COUNTY, COLORADO

4322.                 TOWNSHIP 4 NORTH, RANGE 66 WEST

4323.                 SECTION 30: SW/4NE/4

4324.

4325.           LEASE NUMBER:  CO-050007-S175

4326.           LESSOR:        ROBERT DOUGHMAN

4327.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4328.           LEASE DATE:    06/05/2001

4329.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4330.                          ------------------------------------------------------------

4331.                                                           COLORADO      WELD

4332.           DESCRIPTION:

4333.                 WELD COUNTY, COLORADO

4334.                 TOWNSHIP 5 NORTH, RANGE 64 WEST

4335.                 SECTION 22: NE/4NE/4

4336.

4337.           LEASE NUMBER:  CO-050007-S176

4338.           LESSOR:        ROBERT WIEDEMAN; ESTHER WIEDEMAN

4339.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4340.           LEASE DATE:    04/03/2001

4341.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4342.                          ------------------------------------------------------------

4343.                                                           COLORADO      WELD

4344.           DESCRIPTION:

4345.                 WELD COUNTY, COLORADO

4346.                 TOWNSHIP 4 NORTH, RANGE 66 WEST

4347.                 SECTION 29: E/2NW/4

4348.

4349.           LEASE NUMBER:  CO-050007-S177

4350.           LESSOR:        ZABKA FARMS INC

4351.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4352.           LEASE DATE:    08/23/2001

4353.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4354.                          ------------------------------------------------------------

4355.                                                           COLORADO      WELD

4356.           DESCRIPTION:

4357.                 WELD COUNTY, COLORADO

4358.                 TOWNSHIP 4 NORTH, RANGE 66 WEST

4359.                 SECTION 20: N/2NW/4

4360.

4361.           LEASE NUMBER:  CO-050007-S178

4362.           LESSOR:        DAVID BERNHARDT; TIMOTHY BERNHARDT; REUBEN BERNHARDT;

4363.                          HESTER BERNHARDT

4364.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4365.           LEASE DATE:    10/16/2001

4366.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4367.                          ------------------------------------------------------------

4368.                                                           COLORADO      WELD

4369.           DESCRIPTION:

4370.                 WELD COUNTY, COLORADO

4371.                 TOWNSHIP 4 NORTH, RANGE 67 WEST

4372.                 SECTION 13: SE/4

4373.

4374.           LEASE NUMBER:  CO-050007-S179

4375.           LESSOR:        THE WILLIAM R AND VIRGINA MELLON TRUST

4376.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4377.           LEASE DATE:    09/07/2001

4378.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4379.                          ------------------------------------------------------------

4380.                                                           COLORADO      WELD

4381.           DESCRIPTION:

4382.                 WELD COUNTY, COLORADO

4383.                 TOWNSHIP 5 NORTH, RANGE 67 WEST

4384.                 SECTION 28: SE/4NW/4

4385.

4386.           LEASE NUMBER:  CO-050007-S180

4387.           LESSOR:        THE ROGER L WILLIAMS TRUST

4388.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4389.           LEASE DATE:    07/02/2001

4390.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4391.                          ------------------------------------------------------------

4392.                                                           COLORADO      WELD

4393.           DESCRIPTION:

4394.                 WELD COUNTY, COLORADO

4395.                 TOWNSHIP 5 NORTH, RANGE 67 WEST

4396.                 SECTION 28: SW/4NE/4

4397.

4398.           LEASE NUMBER:  CO-050007-S181

4399.           LESSOR:        DAVID BERNHARDT; TIMOTHY BERNHARDT; REUBEN BERNHARDT;

4400.                          HESTER BERNHARDT

4401.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4402.           LEASE DATE:    11/01/2001

4403.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4404.                          ------------------------------------------------------------

4405.                                                           COLORADO      WELD

4406.           DESCRIPTION:

4407.                 WELD COUNTY, COLORADO

4408.                 TOWNSHIP 4 NORTH, RANGE 67 WEST

4409.                 SECTION 24: NE/4

4410.

4411.           LEASE NUMBER:  CO-050007-S182

4412.           LESSOR:        RICHARD L REINICK JR

4413.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4414.           LEASE DATE:    06/05/2001

4415.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4416.                          ------------------------------------------------------------

4417.                                                           COLORADO      WELD

4418.           DESCRIPTION:

4419.                 WELD COUNTY, COLORADO

4420.                 TOWNSHIP 5 NORTH, RANGE 64 WEST

4421.                 SECTION 22: NW/4NE/4

4422.

4423.           LEASE NUMBER:  CO-050007-S198

4424.           LESSOR:        MCCARTY WELD FARMS

4425.           LESSEE:        SHEPLER & THOMAS INC

4426.           LEASE DATE:    12/19/1985

4427.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4428.                          ------------------------------------------------------------

4429.                                                           COLORADO      WELD

4430.           DESCRIPTION:

4431.                 WELD COUNTY, COLORADO

4432.                 TOWNSHIP 4 NORTH, RANGE 67 WEST

4433.                 SECTION 28: N/2

4434.

4435.           LEASE NUMBER:  CO-050007-S199

4436.           LESSOR:        DONALD LEONARD

4437.           LESSEE:        SHEPLER & THOMAS INC

4438.           LEASE DATE:    11/21/1984

4439.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4440.                          ------------------------------------------------------------

4441.                                                           COLORADO      WELD

4442.           DESCRIPTION:

4443.                 WELD COUNTY, COLORADO

4444.                 TOWNSHIP 5 NORTH, RANGE 67 WEST

4445.                 SECTION 10: SW/4

4446.

4447.           LEASE NUMBER:  CO-050007-S200

4448.           LESSOR:        DAVID J STEPHENS

4449.           LESSEE:        SHEPLER & THOMAS INC

4450.           LEASE DATE:    11/21/1984

4451.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4452.                          ------------------------------------------------------------

4453.                                                           COLORADO      WELD

4454.           DESCRIPTION:

4455.                 WELD COUNTY, COLORADO

4456.                 TOWNSHIP 5 NORTH, RANGE 67 WEST

4457.                 SECTION 10: SW/4

4458.

4459.           LEASE NUMBER:  CO-050007-S201

4460.           LESSOR:        THE GREELEY AND LOVELAND IRRIGATION COMPANY

4461.           LESSEE:        SHEPLER & THOMAS INC

4462.           LEASE DATE:    12/20/1983

4463.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4464.                          ------------------------------------------------------------

4465.                                                           COLORADO      WELD

4466.           DESCRIPTION:

4467.                 WELD COUNTY, COLORADO

4468.                 TOWNSHIP 5 NORTH, RANGE 67 WEST

4469.                 SECTION 21:  SE/4SW/4

4470.

4471.           LEASE NUMBER:  CO-050007-S202

4472.           LESSOR:        GEORGE J FRICK; DOROTHY M FRICK

4473.           LESSEE:        DECALTA INTERNATIONAL CORPORATION

4474.           LEASE DATE:    08/15/1985

4475.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4476.                          ------------------------------------------------------------

4477.                                                           COLORADO      WELD

4478.           DESCRIPTION:

4479.                 WELD COUNTY, COLORADO

4480.                 TOWNSHIP 4 NORTH, RANGE 64 WEST

4481.                 SECTION 18: NE/4, EXCEPT THAT PART OF THE NE/4 BEING MORE

4482.                 PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT THE

4483.                 NORTHEAST CORNER (NE CORNER)OF SAID SECTION 18, AND

4484.                 CONSIDERING THE EAST LINE OF THE NORTHEAST QUARTER OF SAID

4485.                 SECTION 18 TO BEAR NORTH 00 DEGREES 00 FEET 00 INCHES EAST,

4486.                 AND WITH ALL OTHER BEARINGS CONTAINED HEREIN RELATIVE

4487.                 THERETO; THENCE SOUTH 88 DEGREES 28 FEET 07 INCHES WEST

4488.                 ALONG THE NORTH LINE OF SAID SECTION 18, 527.97 FEET TO THE

4489.                 TRUE POINT OF BEGINNING; THENCE SOUTH 88 DEGREES 28 FEET 07

4490.                 INCHES WEST ALONG THE NORTH LINE OF SAID SECTION 18,

4491.                 2178.80 FEET TO THE NORTH QUARTER CORNER  OF SAID SECTION

4492.                 18; THENCE SOUTH 00 DEGREES 30 FEET 30 INCHES EAST ALONG

4493.                 THE WEST LINE TO THE NORTHEAST QUARTER OF SAID SECTION 18,

4494.                 2,641.89 FEET TO THE CENTER CORNER OF SAID SECTION 18;

4495.                 THENCE NORTH 87 DEGREES 40 FEET 01 INCHES EAST, 506.50

4496.                 FEET; THENCE NORTH 19 DEGREES 13 FEET 01 INCHES WEST,

4497.                 587.49 FEET; THENCE NORTH 07 DEGREES 53 FEET 01 INCHES

4498.                 WEST, 94.18 FEET; THENCE NORTH 13 DEGREES 56 FEET 59 INCHES

4499.                 EAST, 308.16 FEET; THENCE NORTH 33 DEGREES 20 FEET 55

4500.                 INCHES EAST, 176.95 FEET; THENCE 02 DEGREES 31 FEET 00

4501.                 INCHES EAST, 759.60 FEET; THENCE NORTH 86 DEGREES 43 FEET

4502.                 28 INCHES EAST, 639.45 FEET; THENCE SOUTH 36 DEGREES 58

4503.                 FEET 00 INCHES EAST, 1013.34 FEET; THENCE NORTH 88 DEGREES

4504.                 28 FEET 07 INCHES EAST, 402.24 FEET; THENCE NORTH 00

4505.                 DEGREES 00 FEET 00 INCHES EAST, 1588 .09 FEET TO THE TRU

4506.                 POINT OF BEGINNING.

4507.

4508.           LEASE NUMBER:  CO-050007-S203

4509.           LESSOR:        DANIEL J MOTIS

4510.           LESSEE:        COWAN OIL COMPANY AND KLONIN ENERGY INC

4511.           LEASE DATE:    10/06/1989

4512.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4513.                          ------------------------------------------------------------

4514.                                                           COLORADO      WELD

4515.           DESCRIPTION:

4516.                 WELD COUNTY, COLORADO

4517.                 TOWNSHIP 5 NORTH, RANGE 63 WEST

4518.                 SECTION 19: NE/4NW/4

4519.

4520.           LEASE NUMBER:  CO-050007-S206

4521.           LESSOR:        DONALD LEONARD

4522.           LESSEE:        SHEPLER & THOMAS INC

4523.           LEASE DATE:    11/21/1984

4524.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4525.                          ------------------------------------------------------------

4526.                                                           COLORADO      WELD

4527.           DESCRIPTION:

4528.                 WELD COUNTY, COLORADO

4529.                 TOWNSHIP 5 NORTH, RANGE 67 WEST

4530.                 SECTION 10: E/2

4531.

4532.           LEASE NUMBER:  CO-050007-S207

4533.           LESSOR:        DAVID J STEPHENS

4534.           LESSEE:        SHEPLER & THOMAS INC

4535.           LEASE DATE:    11/21/1984

4536.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4537.                          ------------------------------------------------------------

4538.                                                           COLORADO      WELD

4539.           DESCRIPTION:

4540.                 WELD COUNTY, COLORADO

4541.                 TOWNSHIP 5 NORTH, RANGE 67 WEST

4542.                 SECTION 10: E/2

4543.

4544.           LEASE NUMBER:  CO-050007-S208

4545.           LESSOR:        DAVID J STEPHENS; RICHARD B FOE

4546.           LESSEE:        SHEPLER & THOMAS INC

4547.           LEASE DATE:    07/30/1984

4548.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4549.                          ------------------------------------------------------------

4550.                                                           COLORADO      WELD

4551.           DESCRIPTION:

4552.                 WELD COUNTY, COLORADO

4553.                 TOWNSHIP 5 NORTH, RANGE 67 WEST

4554.                 SECTION 10: E/2; E/2W/2

4555.

4556.           LEASE NUMBER:  CO-050007-S209

4557.           LESSOR:        ROBERT E MILLER; MAURY L MILLER

4558.           LESSEE:        SHEPLER & THOMAS INC

4559.           LEASE DATE:    07/01/1984

4560.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4561.                          ------------------------------------------------------------

4562.                                                           COLORADO      WELD

4563.           DESCRIPTION:

4564.                 WELD COUNTY, COLORADO

4565.                 TOWNSHIP 5 NORTH, RANGE 67 WEST

4566.                 SECTION 32: E/2NW/4

4567.

4568.           LEASE NUMBER:  CO-050007-S210

4569.           LESSOR:        DONALD T PURVIS; KAY B PURVIS

4570.           LESSEE:        SHEPLER & THOMAS INC

4571.           LEASE DATE:    11/01/1985

4572.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4573.                          ------------------------------------------------------------

4574.                                                           COLORADO      WELD

4575.           DESCRIPTION:

4576.                 WELD COUNTY, COLORADO

4577.                 TOWNSHIP 4 NORTH, RANGE 67 WEST

4578.                 SECTION 10: NW/4SE/4

4579.

4580.           LEASE NUMBER:  CO-050007-S211

4581.           LESSOR:        BENNETT L SPAUR JR; BYRON L SPAUR; GILBERT L SPAUR; GLENN H

4582.                          SPAUR

4583.           LESSEE:        SHEPLER & THOMAS INC

4584.           LEASE DATE:    09/25/1985

4585.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4586.                          ------------------------------------------------------------

4587.                                                           COLORADO      WELD

4588.           DESCRIPTION:

4589.                 WELD COUNTY, COLORADO

4590.                 TOWNSHIP 4 NORTH, RANGE 67 WEST

4591.                 SECTION 10: NW/4SW/4

4592.           LEASE NUMBER:  CO-050007-S212

4593.           LESSOR:        BENNETT L SPAUR JR; BYRON L SPAUR; GILBERT L SPAUR; GLENN H

4594.                          SPAUR

4595.           LESSEE:        SHEPLER & THOMAS INC

4596.           LEASE DATE:    12/16/1985

4597.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4598.                          ------------------------------------------------------------

4599.                                                           COLORADO      WELD

4600.           DESCRIPTION:

4601.                 WELD COUNTY, COLORADO

4602.                 TOWNSHIP 4 NORTH, RANGE 67 WEST

4603.                 SECTION 10: SE/4SW/4

4604.

4605.           LEASE NUMBER:  CO-050007-S213

4606.           LESSOR:        ANN SORENSSON

4607.           LESSEE:        SHEPLER & THOMAS INC

4608.           LEASE DATE:    11/19/1984

4609.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4610.                          ------------------------------------------------------------

4611.                                                           COLORADO      WELD

4612.           DESCRIPTION:

4613.                 WELD COUNTY, COLORADO

4614.                 TOWNSHIP 3 NORTH, RANGE 67 WEST

4615.                 SECTION 6: SE/4

4616.

4617.           LEASE NUMBER:  CO-050007-S214

4618.           LESSOR:        ANN SORENSSON

4619.           LESSEE:        SHEPLER & THOMAS INC

4620.           LEASE DATE:    11/29/1984

4621.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4622.                          ------------------------------------------------------------

4623.                                                           COLORADO      WELD

4624.           DESCRIPTION:

4625.                 WELD COUNTY, COLORADO

4626.                 TOWNSHIP 3 NORTH, RANGE 67 WEST

4627.                 SECTION 6: SE/4

4628.

4629.           LEASE NUMBER:  CO-050007-S215

4630.           LESSOR:        ANN SORENSSON

4631.           LESSEE:        SHEPLER & THOMAS INC

4632.           LEASE DATE:    11/29/1984

4633.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4634.                          ------------------------------------------------------------

4635.                                                           COLORADO      WELD

4636.           DESCRIPTION:

4637.                 WELD COUNTY, COLORADO

4638.                 TOWNSHIP 3 NORTH, RANGE 67 WEST

4639.                 SECTION 6: SE/4

4640.

4641.           LEASE NUMBER:  CO-050007-S216

4642.           LESSOR:        EDWIN C POMRANKA

4643.           LESSEE:        SHEPLER & THOMAS INC

4644.           LEASE DATE:    12/16/1983

4645.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4646.                          ------------------------------------------------------------

4647.                                                           COLORADO      WELD

4648.           DESCRIPTION:

4649.                 WELD COUNTY, COLORADO

4650.                 TOWNSHIP 5 NORTH, RANGE 67 WEST

4651.                 SECTION 10: SE/4NE/4

4652.

4653.           LEASE NUMBER:  CO-050007-S217

4654.           LESSOR:        MILDRED WARREN

4655.           LESSEE:        SHEPLER & THOMAS INC

4656.           LEASE DATE:    12/16/1983

4657.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4658.                          ------------------------------------------------------------

4659.                                                           COLORADO      WELD

4660.           DESCRIPTION:

4661.                 WELD COUNTY, COLORADO

4662.                 TOWNSHIP 5 NORTH, RANGE 67 WEST

4663.                 SECTION 10: SE/4NE/4

4664.

4665.           LEASE NUMBER:  CO-050007-S218

4666.           LESSOR:        CARRIE R MCNATT

4667.           LESSEE:        SHEPLER & THOMAS INC

4668.           LEASE DATE:    12/16/1983

4669.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4670.                          ------------------------------------------------------------

4671.                                                           COLORADO      WELD

4672.           DESCRIPTION:

4673.                 WELD COUNTY, COLORADO

4674.                 TOWNSHIP 5 NORTH, RANGE 67 WEST

4675.                 SECTION 10: SE/4NE/4

4676.

4677.           LEASE NUMBER:  CO-050007-S219

4678.           LESSOR:        LAKE FARM, A GENERAL PARTNERSHIP

4679.           LESSEE:        SHEPLER & THOMAS INC

4680.           LEASE DATE:    11/09/1984

4681.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4682.                          ------------------------------------------------------------

4683.                                                           COLORADO      WELD

4684.           DESCRIPTION:

4685.                 WELD COUNTY, COLORADO

4686.                 TOWNSHIP 4 NORTH, RANGE 67 WEST

4687.                 SECTION 30: S/2NW/4; SW/4; W/2SE/4; SE/4SE/4

4688.                 SECTION 31: W/2NW/4

4689.

4690.           LEASE NUMBER:  CO-050007-S220

4691.           LESSOR:        JOHN KIELIAN; SHARON L. KIELIAN

4692.           LESSEE:        SHEPLER & THOMAS INC

4693.           LEASE DATE:    10/01/1986

4694.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4695.                          ------------------------------------------------------------

4696.                                                           COLORADO      WELD

4697.           DESCRIPTION:

4698.                 WELD COUNTY, COLORADO

4699.                 TOWNSHIP 4 NORTH, RANGE 67 WEST

4700.                 SECTION 2: E/2SE/4

4701.

4702.           LEASE NUMBER:  CO-050007-S221

4703.           LESSOR:        EDWARD J KINZER; MARJORIE A KINZER

4704.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4705.           LEASE DATE:    09/04/2001

4706.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4707.                          ------------------------------------------------------------

4708.                                                           COLORADO      WELD

4709.           DESCRIPTION:

4710.                 WELD COUNTY, COLORADO

4711.                 TOWNSHIP 5 NORTH, RANGE 67 WEST

4712.                 SECTION 28: SW/4SW/4

4713.

4714.           LEASE NUMBER:  CO-050009-S001

4715.           LESSOR:        LARRY LAUNE

4716.           LESSEE:        K N FRONT RANGE GATHERING COMPANY

4717.           LEASE DATE:    01/20/1995

4718.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4719.                          ------------------------------------------------------------

4720.                          1480       37         2426492    COLORADO      WELD

4721.           DESCRIPTION:

4722.                 WELD COUNTY, COLORADO

4723.                 TOWNSHIP 5 NORTH, RANGE 68 WEST

4724.                 SECTION 25: SE/4SE/4SE/4

Exhibit "C"
Attached to and made a part of that Purchase and Sale Agreement dated effective October 1, 2006 between
EXCO Resources, Inc., as Seller and Petroleum Development Corporation as Buyer

FILE #	CONTRACT TYPE	RELATED PROPERTIES	CONTRACT DATE	EFF DATE	ST	COUNTY
050007-DOU01	DESIGNATION OF UNIT	ALLEN 1	2/1/2002	11/1/2001	CO	WELD
050007-DOU02	DESIGNATION OF UNIT	BOUGE 1	4/14/2003	4/14/2003	CO	WELD
BRINDL 1
050007-DOU03	DESIGNATION OF UNIT	KIELIAN 2-1 & 2-2	2/9/1987	2/9/1987	CO	WELD
050007-DOU04	DESIGNATION OF UNIT	BRYCE 1	10/30/2001	10/30/2001	CO	WELD
050007-DOU05	DESIGNATION OF UNIT	JENNIFER 1	5/2/2002	12/14/2001	CO	WELD
050007-DOU06	DESIGNATION OF UNIT	JOHNNY 1	5/2/2002	12/16/2001	CO	WELD
050007-DOU07	DESIGNATION OF UNIT	KALEB 1	12/14/2001	10/1/2001	CO	WELD
050007-DOU08	DESIGNATION OF UNIT	KRISTEN 1	5/2/2002	12/16/2001	CO	WELD
050007-DOU09	DESIGNATION OF UNIT	LUCAS 1	2/1/2002	7/12/2001	CO	WELD
P&H 22-42
050007-DOU10	DESIGNATION OF UNIT	SARAH 1	5/2/2002	12/14/2001	CO	WELD
050007-DOU11	DESIGNATION OF UNIT	TROY 1	2/1/2002	7/31/2001	CO	WELD
050007-DOU12	DESIGNATION OF UNIT	DIC AMATO 42-32	5/25/1985	5/25/1985	CO	WELD
050007-DOU13	DESIGNATION OF UNIT	BROWN 1-23	9/27/1985	9/27/1985	CO	WELD
050007-DOU14	DESIGNATION OF UNIT	BETH 1	11/6/1985	11/6/1985	CO	WELD
050007-DOU15	DESIGNATION OF UNIT	SCHWALM-ULLMANN 18-1	8/25/1983	8/25/1983	CO	WELD
050007-DOU16	DESIGNATION OF UNIT	OSTER 10-1	6/19/1987	6/19/1987	CO	WELD
OSTER 10-2
050007-DOU17	DESIGNATION OF UNIT	FRICK 32-18	4/28/1986	4/28/1986	CO	WELD
050007-DOU18	DESIGNATION OF UNIT	BROWN-MCCARTY 30-5	10/15/1985	10/15/1985	CO	WELD
050007-DOU19	DESIGNATION OF UNIT	MCCARTY 31-1	8/1/1985	8/1/1985	CO	WELD
MCCARTY 30-2 & 30-3
050007-DOU20	DESIGNATION OF UNIT	MCCARTY 30-4	10/15/1985	10/15/1985	CO	WELD
050007-DOU21	DESIGNATION OF UNIT	MESHA 1	5/2/2002	5/2/2002	CO	WELD
050007-DOU22	DESIGNATION OF UNIT	MOSER 12-33	1/1/1987	1/1/1987	CO	WELD
MOSER 23-33
MOSER 34-33
050007-DOU23	DESIGNATION OF UNIT	COMING 17-1 & 17-2	1/25/1985	1/25/1985	CO	WELD
050007-DOU24	DESIGNATION OF UNIT	COMING 17-3	1/25/1985	1/25/1985	CO	WELD
050007-DOU25	DESIGNATION OF UNIT	CARLSON 18-2	8/5/1985	8/5/1985	CO	WELD
050007-DOU26	DESIGNATION OF UNIT	MCCARTY 31-1	8/5/1985	8/5/1985	CO	WELD
050007-DOU27	DESIGNATION OF UNIT	MELLON 28-1	8/17/1984	8/17/1984	CO	WELD
050007-DOU28	DESIGNATION OF UNIT	MELLON 28-2	8/17/1984	8/17/1984	CO	WELD
050007-DOU29	DESIGNATION OF UNIT	EVERY-BROOKS 18-1	11/21/1984	11/21/1984	CO	WELD
050007-DOU30	DESIGNATION OF UNIT	EVANS STROH 20-1 COD/NIOB	10/15/1985	10/15/1985	CO	WELD
050007-DOU31	DESIGNATION OF UNIT	FIELDS-NELSON 34-1	8/17/1984	8/17/1984	CO	WELD
FIELDS-NELSON 34-11
050007-DOU32	DESIGNATION OF UNIT	TROY 1	2/1/2002	7/31/2001	CO	WELD
050007-FIA1	FARM IN	RIEDER 1	5/2/1983	5/2/1983	CO	WELD
050007-FIA2	FARM IN	OSTER 10-1	12/30/1986	12/30/1986	CO	WELD
OSTER 10-2
050007-FIA3	FARM IN	WILLIAMS 28-1 & 28-2	8/27/1984	8/27/1984	CO	WELD
050007-FIA4	FARM IN	KINZER 28-1 COD	5/16/1983	5/16/1983	CO	WELD
KINZER 28-1 J
KINZER 28-2
MELLON 28-1
MELLON 28-2
MELLON 28-3
MELLON 28-4
RIEDER 32-1
050007-FIA5	FARM IN	MELLON 28-1	8/1/1982	8/1/1982	CO	WELD
MELLON 28-2
MELLON 28-3
MELLON 28-4
050007-FIA6	FARM IN	MOSER 34-33	12/6/1985	12/6/1985	CO	WELD
050007-FIA7	FARM IN	MOSER 34-33	6/14/1983	6/14/1983	CO	WELD
050007-FIA8	FARM IN	MILLER 32-1	3/22/1984	3/22/1984	CO	WELD
050007-JOA01	JOINT OPERATING AGREEMENT	ALLEN 1	10/1/2001	10/1/2001	CO	WELD
050007-JOA02	JOINT OPERATING AGREEMENT	JENNIFER 1	11/1/2002	11/1/2002	CO	WELD
050007-JOA03	JOINT OPERATING AGREEMENT	JOHNNY 1	11/1/2001	11/1/2001	CO	WELD
050007-JOA04	JOINT OPERATING AGREEMENT	RIEDER 1	6/22/1983	6/22/1983	CO	WELD
050007-JOA05	JOINT OPERATING AGREEMENT	RIEDER 32-1	6/1/1983	6/1/1983	CO	WELD
050007-JOA06	JOINT OPERATING AGREEMENT	MELLON 28-3	6/15/1984	6/15/1984	CO	WELD
050007-JOA07	JOINT OPERATING AGREEMENT	STEPHENS-FOE 10-1	10/1/1983	10/1/1983	CO	WELD
050007-JOA08	JOINT OPERATING AGREEMENT	PARISH 32-2	6/1/1985	6/1/1985	CO	WELD
050007-JOA09	JOINT OPERATING AGREEMENT	HONDO 1	6/15/1984	6/15/1984	CO	WELD
STEPHENS-FOE 10-2
STEPHENS-FOE 10-3
STEPHENS-FOE 10-4
050007-JOA10	JOINT OPERATING AGREEMENT	CALDWELL FARMS #1-A	12/10/1990	12/10/1990	CO	ADAMS
MCKAY LAKE F UT #1
050007-JOA11	JOINT OPERATING AGREEMENT	SCHWALM-ULLMANN 18-1	12/1/1983	12/1/1983	CO	WELD
050007-JOA12	JOINT OPERATING AGREEMENT	MOSER 12-33	1/1/1987	1/1/1987	CO	WELD
050007-JOA13	JOINT OPERATING AGREEMENT	FRICK 32-18	5/15/1984	5/15/1984	CO	WELD
050007-JOA14	JOINT OPERATING AGREEMENT	WIEDEMAN 21-1	10/14/1983	10/14/1983	CO	WELD
WIEDEMAN 21-2
050007-JOA15	JOINT OPERATING AGREEMENT	KINZER 28-1 COD	7/1/1983	7/1/1983	CO	WELD
050007-JOA16	JOINT OPERATING AGREEMENT	BERNHARDT 7-1	5/14/1985	5/14/1985	CO	WELD
BERNHARDT 7-2
MCCARTY 28-1
MCCARTY 28-2
MCCARTY 28-5
MCCARTY 28-8
OSTER 10-1
OSTER 10-2
OSTER 10-3
OSTER 31-28
SPAUR 10-1
SPAUR 10-2
SPAUR 10-3
MCCARTY 28-3 & 28-4
MCCARTY 28-6 & 28-7
050007-JOA17	JOINT OPERATING AGREEMENT	MOSER 34-33	11/11/1985	11/11/1985	CO	WELD
050007-JOA18	JOINT OPERATING AGREEMENT	MOSER 1	1/1/1987	1/1/1987	CO	WELD
050007-JOA19	JOINT OPERATING AGREEMENT	MOSER 34-33	6/10/1983	6/10/1983	CO	WELD
050007-JOA20	JOINT OPERATING AGREEMENT	STEPHENS-FOE 10-4	11/15/1984	11/15/1984	CO	WELD
050007-JOA21	JOINT OPERATING AGREEMENT	MOSER 23-33	1/1/1987	1/1/1987	CO	WELD
050007-JOA22	JOINT OPERATING AGREEMENT	WARREN 10-1	12/6/1983	12/6/1983	CO	WELD
050007-JOA23	JOINT OPERATING AGREEMENT	STEPHENS-FOE 10-3	11/1/1984	11/1/1984	CO	WELD
050007-JOA24	JOINT OPERATING AGREEMENT	STEPHENS-FOE 10-2	6/18/1984	6/18/1984	CO	WELD
050007-JOA25	JOINT OPERATING AGREEMENT	MILLER 32-1	7/5/1984	7/5/1984	CO	WELD
050007-JOA26	JOINT OPERATING AGREEMENT	MELLON 28-1	4/1/1983	4/1/1983	CO	WELD
050007-JOA27	JOINT OPERATING AGREEMENT	MCDOWELL 34-1	2/25/1983	2/25/1983	CO	WELD
050007-JOA28	JOINT OPERATING AGREEMENT	WIEDEMAN 21-1	12/2/1983	12/2/1983	CO	WELD
050007-JOA29	JOINT OPERATING AGREEMENT	WIEDEMAN 21-2	12/4/1983	12/4/1983	CO	WELD
050007-JOA30	JOINT OPERATING AGREEMENT	BROWN 20-1	8/1/1984	8/1/1984	CO	WELD
CYPRUS 1
050007-JOA31	JOINT OPERATING AGREEMENT	MCCARTY 30-1	11/1/1984	11/1/1984	CO	WELD
MCCARTY 30-4
050007-JOA32	JOINT OPERATING AGREEMENT	MELLON 28-2	12/15/1983	12/15/1983	CO	WELD
050007-JOA33	JOINT OPERATING AGREEMENT	SPAUR 10-1	9/16/1985	9/16/1985	CO	WELD
SPAUR 10-3
050007-JOA34	JOINT OPERATING AGREEMENT	EVERY-BROOKS 18-1	9/10/1984	9/10/1984	CO	WELD
050007-JOA35	JOINT OPERATING AGREEMENT	BROWN 20-2	5/15/1985	5/15/1985	CO	WELD
BROWN 30-2
CARLSON 18-2
050007-JOA36	JOINT OPERATING AGREEMENT	CARLSON 18-1	12/3/1984	12/3/1984	CO	WELD
050007-JOA37	JOINT OPERATING AGREEMENT	COMING 17-1 & 17-2	9/10/1984	9/10/1984	CO	WELD
050007-JOA38	JOINT OPERATING AGREEMENT	EVANS STROH 20-1 COD/NIOB	4/15/1985	4/15/1985	CO	WELD
EVANS STROH 20-1 J SAND
050007-JOA39	JOINT OPERATING AGREEMENT	FIELDS-NELSON 34-1	11/1/1983	11/1/1983	CO	WELD
FIELDS-NELSON 34-11
050007-JOA40	JOINT OPERATING AGREEMENT	KIELIAN 2-1 & 2-2	11/10/1986	11/10/1986	CO	WELD
050007-JOA41	JOINT OPERATING AGREEMENT	MATHENA #1-15	8/31/1992	8/31/1992	CO	BROOMFIELD
050007-JOA42	JOINT OPERATING AGREEMENT	ENZUP 21-41	9/1/2000	9/1/2000	CO	WELD
050007-JOA43	JOINT OPERATING AGREEMENT	MARK E UNIT 1	10/1/1985	10/1/1985	CO	WELD
050009-JOA01	JOINT OPERATING AGREEMENT	LAUNE 44-25	11/11/1985	11/11/1985	CO	LARIMER

Exhibit D

SURFACE USE AGREEMENTS1

Attached to and made a part of that Purchase and Sale Agreement dated effective October 1, 2006 between EXCO Resources, Inc., as Seller and Petroleum Development Corporation, as Buyer

4725.

4726.

4727.           LEASE NUMBER:  CO-050007-S153

4728.           LESSOR:        THOMAS D BROWN

4729.           LESSEE:        ROCK OIL CORPORATION

4730.           LEASE DATE:    03/19/1986

4731.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4732.                          ------------------------------------------------------------

4733.           COLORADO      WELD

4734.           DESCRIPTION:

4735.                 WELD COUNTY, COLORADO

4736.                 TOWNSHIP 5 NORTH, RANGE 65 WEST

4737.                 SECTION 23:  SE/4SE/4

4738.

4739.           LEASE NUMBER:  CO-050007-S154

4740.           LESSOR:        KIRCHNER FARM ASSOCIATES

4741.           LESSEE:        SOVEREIGN OIL COMPANY AND CORAL GULF EXPLORATION

4742.           LEASE DATE:    09/01/1984

4743.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4744.                          ------------------------------------------------------------

4745.                                                           COLORADO      WELD

4746.           DESCRIPTION:

4747.                 WELD COUNTY, COLORADO

4748.                 TOWNSHIP 5 NORTH, RANGE 67 WEST,

4749.                 SECTION 33:  S/2 NW/4; W/2 SE/4 AND ALL OF THE SW/4, EXCEPT

4750.                 THAT PART LYING SOUTH AND WEST OF THE RAILROAD (MOSER

4751.                 WELLS)

4752.

4753.           LEASE NUMBER:  CO-050007-S159

4754.           LESSOR:        DAVID BERNHARDT; TIMOTHY BERNHARDT; REUBEN BERNHARDT;

4755.                          HESTER BERNHARDT

4756.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4757.           LEASE DATE:    05/11/2001

4758.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4759.                          ------------------------------------------------------------

4760.                                                           COLORADO      WELD

4761.           DESCRIPTION:

4762.                 WELD COUNTY, COLORADO

4763.                 TOWNSHIP 4 NORTH, RANGE 67 WEST

4764.                 SECTION 13: SE/4

4765.

4766.           LEASE NUMBER:  CO-050007-S160

4767.           LESSOR:        DAVID BERNHARDT; TIMOTHY BERNHARDT; REUBEN BERNHARDT;

4768.                          HESTER BERNHARDT

4769.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4770.           LEASE DATE:    10/16/2001

4771.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4772.                          ------------------------------------------------------------

4773.                                                           COLORADO      WELD

4774.           DESCRIPTION:

4775.                 WELD COUNTY, COLORADO

4776.                 TOWNSHIP 4 NORTH, RANGE 67 WEST

4777.                 SECTION 13: SE/4

4778.

4779.           LEASE NUMBER:  CO-050007-S161

4780.           LESSOR:        ROBERT STROH

4781.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4782.           LEASE DATE:    05/11/2001

4783.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4784.                          ------------------------------------------------------------

4785.                                                           COLORADO      WELD

4786.           DESCRIPTION:

4787.                 WELD COUNTY, COLORADO

4788.                 TOWNSHIP 4 NORTH, RANGE 67 WEST

4789.                 SECTION 13: SE/4SW/4

4790.

4791.           LEASE NUMBER:  CO-050007-S162

4792.           LESSOR:        RICHARD WOLF; BERNICE WOLF

4793.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4794.           LEASE DATE:    03/12/2001

4795.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4796.                          ------------------------------------------------------------

4797.                                                           COLORADO      WELD

4798.           DESCRIPTION:

4799.                 WELD COUNTY, COLORADO

4800.                 TOWNSHIP 4 NORTH, RANGE 66 WEST

4801.                 SECTION 31: SE/4

4802.

4803.           LEASE NUMBER:  CO-050007-S163

4804.           LESSOR:        ZABKA FARMS INC

4805.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4806.           LEASE DATE:    09/20/2000

4807.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4808.                          ------------------------------------------------------------

4809.                                                           COLORADO      WELD

4810.           DESCRIPTION:

4811.                 WELD COUNTY, COLORADO

4812.                 TOWNSHIP 5 NORTH, RANGE 65 WEST, 6TH P.M.

4813.                 SECTION 11: SE/4SE/4

4814.                 SECTION 14: NE/4NE/4

4815.

4816.           LEASE NUMBER:  CO-050007-S164

4817.           LESSOR:        DAVID BERNHARDT; TIMOTHY BERNHARDT; REUBEN BERNHARDT;

4818.                          HESTER BERNHARDT

4819.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4820.           LEASE DATE:    05/11/2001

4821.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4822.                          ------------------------------------------------------------

4823.                                                           COLORADO      WELD

4824.           DESCRIPTION:

4825.                 WELD COUNTY, COLORADO

4826.                 TOWNSHIP 4 NORTH, RANGE 67 WEST

4827.                 SECTION 13: SE/4

4828.

4829.           LEASE NUMBER:  CO-050007-S165

4830.           LESSOR:        GREGORY W BROWN AND JUDITH JANE SITZMAN AND DEBRA ANNETTE

4831.                          MCCOY ALL D/B/A MEEKER VIEW ENTERPRISES

4832.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4833.           LEASE DATE:    07/06/2001

4834.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4835.                          ------------------------------------------------------------

4836.                                                           COLORADO      WELD

4837.           DESCRIPTION:

4838.                 WELD COUNTY, COLORADO

4839.                 TOWNSHIP 4 NORTH, RANGE 67 WEST

4840.                 SECTION 20: NW/4

4841.

4842.           LEASE NUMBER:  CO-050007-S166

4843.           LESSOR:        ROBERT WIEDEMAN; ESTHER WIEDEMAN

4844.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4845.           LEASE DATE:    04/03/2001

4846.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4847.                          ------------------------------------------------------------

4848.                                                           COLORADO      WELD

4849.           DESCRIPTION:

4850.                 WELD COUNTY, COLORADO

4851.                 TOWNSHIP 4 NORTH, RANGE 66 WEST

4852.                 SECTION 29: E/2NW/4

4853.

4854.           LEASE NUMBER:  CO-050007-S167

4855.           LESSOR:        THE HELEN M WILLIAMS TRUST

4856.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4857.           LEASE DATE:    07/02/2001

4858.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4859.                          ------------------------------------------------------------

4860.                                                           COLORADO      WELD

4861.           DESCRIPTION:

4862.                 WELD COUNTY, COLORADO

4863.                 TOWNSHIP 5 NORTH, RANGE 67 WEST

4864.                 SECTION 28: SE/4NE/4

4865.

4866.           LEASE NUMBER:  CO-050007-S168

4867.           LESSOR:        ROBERT H STROH

4868.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4869.           LEASE DATE:    10/23/2000

4870.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4871.                          ------------------------------------------------------------

4872.                                                           COLORADO      WELD

4873.           DESCRIPTION:

4874.                 WELD COUNTY, COLORADO

4875.                 TOWNSHIP 4 NORTH, RANGE 67 WEST, 6TH P.M.

4876.                 SECTION 24: SW/4NW/4

4877.

4878.           LEASE NUMBER:  CO-050007-S169

4879.           LESSOR:        DAVID BERNHARDT; TIMOTHY BERNHARDT; REUBEN BERNHARDT;

4880.                          HESTER BERNHARDT

4881.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4882.           LEASE DATE:    10/29/2001

4883.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4884.                          ------------------------------------------------------------

4885.                                                           COLORADO      WELD

4886.           DESCRIPTION:

4887.                 WELD COUNTY, COLORADO

4888.                 TOWNSHIP 4 NORTH, RANGE 67 WEST

4889.                 SECTION 24: NE/4

4890.

4891.           LEASE NUMBER:  CO-050007-S170

4892.           LESSOR:        DAVID BERNHARDT; TIMOTHY BERNHARDT; REUBEN BERNHARDT;

4893.                          HESTER BERNHARDT

4894.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4895.           LEASE DATE:    10/29/2001

4896.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4897.                          ------------------------------------------------------------

4898.                                                           COLORADO      WELD

4899.           DESCRIPTION:

4900.                 WELD COUNTY, COLORADO

4901.                 TOWNSHIP 4 NORTH, RANGE 67 WEST

4902.                 SECTION 24: NE/4

4903.

4904.           LEASE NUMBER:  CO-050007-S171

4905.           LESSOR:        RICHARD L REINICK JR

4906.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4907.           LEASE DATE:    06/19/2001

4908.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4909.                          ------------------------------------------------------------

4910.                                                           COLORADO      WELD

4911.           DESCRIPTION:

4912.                 WELD COUNTY, COLORADO

4913.                 TOWNSHIP 5 NORTH, RANGE 64 WEST

4914.                 SECTION 22: NE/4NW/4

4915.

4916.           LEASE NUMBER:  CO-050007-S172

4917.           LESSOR:        RICHARD L REINICK JR

4918.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4919.           LEASE DATE:    06/19/2001

4920.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4921.                          ------------------------------------------------------------

4922.                                                           COLORADO      WELD

4923.           DESCRIPTION:

4924.                 WELD COUNTY, COLORADO

4925.                 TOWNSHIP 5 NORTH, RANGE 64 WEST

4926.                 SECTION 22: NW/4NW/4

4927.

4928.           LEASE NUMBER:  CO-050007-S173

4929.           LESSOR:        DAVID BERNHARDT; TIMOTHY BERNHARDT; REUBEN BERNHARDT;

4930.                          HESTER BERNHARDT

4931.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4932.           LEASE DATE:    11/01/2001

4933.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4934.                          ------------------------------------------------------------

4935.                                                           COLORADO      WELD

4936.           DESCRIPTION:

4937.                 WELD COUNTY, COLORADO

4938.                 TOWNSHIP 4 NORTH, RANGE 67 WEST

4939.                 SECTION 24: NE/4

4940.

4941.           LEASE NUMBER:  CO-050007-S174

4942.           LESSOR:        DON MEINING; MARY JANE MEINING

4943.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4944.           LEASE DATE:    07/17/2001

4945.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4946.                          ------------------------------------------------------------

4947.                                                           COLORADO      WELD

4948.           DESCRIPTION:

4949.                 WELD COUNTY, COLORADO

4950.                 TOWNSHIP 4 NORTH, RANGE 66 WEST

4951.                 SECTION 30: SW/4NE/4

4952.

4953.           LEASE NUMBER:  CO-050007-S175

4954.           LESSOR:        ROBERT DOUGHMAN

4955.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4956.           LEASE DATE:    06/05/2001

4957.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4958.                          ------------------------------------------------------------

4959.                                                           COLORADO      WELD

4960.           DESCRIPTION:

4961.                 WELD COUNTY, COLORADO

4962.                 TOWNSHIP 5 NORTH, RANGE 64 WEST

4963.                 SECTION 22: NE/4NE/4

4964.

4965.           LEASE NUMBER:  CO-050007-S176

4966.           LESSOR:        ROBERT WIEDEMAN; ESTHER WIEDEMAN

4967.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4968.           LEASE DATE:    04/03/2001

4969.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4970.                          ------------------------------------------------------------

4971.                                                           COLORADO      WELD

4972.           DESCRIPTION:

4973.                 WELD COUNTY, COLORADO

4974.                 TOWNSHIP 4 NORTH, RANGE 66 WEST

4975.                 SECTION 29: E/2NW/4

4976.

4977.           LEASE NUMBER:  CO-050007-S177

4978.           LESSOR:        ZABKA FARMS INC

4979.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4980.           LEASE DATE:    08/23/2001

4981.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4982.                          ------------------------------------------------------------

4983.                                                           COLORADO      WELD

4984.           DESCRIPTION:

4985.                 WELD COUNTY, COLORADO

4986.                 TOWNSHIP 4 NORTH, RANGE 66 WEST

4987.                 SECTION 20: N/2NW/4

4988.

4989.           LEASE NUMBER:  CO-050007-S178

4990.           LESSOR:        DAVID BERNHARDT; TIMOTHY BERNHARDT; REUBEN BERNHARDT;

4991.                          HESTER BERNHARDT

4992.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

4993.           LEASE DATE:    10/16/2001

4994.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

4995.                          ------------------------------------------------------------

4996.                                                           COLORADO      WELD

4997.           DESCRIPTION:

4998.                 WELD COUNTY, COLORADO

4999.                 TOWNSHIP 4 NORTH, RANGE 67 WEST

5000.                 SECTION 13: SE/4

5001.

5002.           LEASE NUMBER:  CO-050007-S179

5003.           LESSOR:        THE WILLIAM R AND VIRGINA MELLON TRUST

5004.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

5005.           LEASE DATE:    09/07/2001

5006.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

5007.                          ------------------------------------------------------------

5008.                                                           COLORADO      WELD

5009.           DESCRIPTION:

5010.                 WELD COUNTY, COLORADO

5011.                 TOWNSHIP 5 NORTH, RANGE 67 WEST

5012.                 SECTION 28: SE/4NW/4

5013.

5014.           LEASE NUMBER:  CO-050007-S180

5015.           LESSOR:        THE ROGER L WILLIAMS TRUST

5016.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

5017.           LEASE DATE:    07/02/2001

5018.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

5019.                          ------------------------------------------------------------

5020.                                                           COLORADO      WELD

5021.           DESCRIPTION:

5022.                 WELD COUNTY, COLORADO

5023.                 TOWNSHIP 5 NORTH, RANGE 67 WEST

5024.                 SECTION 28: SW/4NE/4

5025.

5026.           LEASE NUMBER:  CO-050007-S181

5027.           LESSOR:        DAVID BERNHARDT; TIMOTHY BERNHARDT; REUBEN BERNHARDT;

5028.                          HESTER BERNHARDT

5029.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

5030.           LEASE DATE:    11/01/2001

5031.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

5032.                          ------------------------------------------------------------

5033.                                                           COLORADO      WELD

5034.           DESCRIPTION:

5035.                 WELD COUNTY, COLORADO

5036.                 TOWNSHIP 4 NORTH, RANGE 67 WEST

5037.                 SECTION 24: NE/4

5038.

5039.           LEASE NUMBER:  CO-050007-S182

5040.           LESSOR:        RICHARD L REINICK JR

5041.           LESSEE:        SOUTHWESTERN PRODUCTION CORPORATION

5042.           LEASE DATE:    06/05/2001

5043.           RECORDED:      BOOK       PAGE       ENTRY      STATE         COUNTY

5044.                          ------------------------------------------------------------

5045.                                                           COLORADO      WELD

5046.           DESCRIPTION:

5047.                 WELD COUNTY, COLORADO

5048.                 TOWNSHIP 5 NORTH, RANGE 64 WEST

5049.                 SECTION 22: NW/4NE/4

5050.

5051.      * * *

5052.

Footnotes:

1     The following listed "Surface Use Agreements" are also listed among other surface easements and rights-of-way under Exhibit A-2.

EXHIBIT E

Plugging and Abandonment Obligations:

1.     K & R Livestock #1 - Scheduled to be plugged and abandoned before 12/31/2006 as part of agreement with surface owner who has agreed to reimburse EXCO for all costs of plugging and abandonment.

2.     Lamberston H Unit #1 - EnCana Oil & Gas (USA) Inc. (Operator) has negotiated sale of lease to surface owner as specified under lease provisions.  EXCO is scheduled to receive $66,250 for its interest and pay its proportionate share of cost of plugging and abandonment.

3.     J. L. Sears #1 - Temporarily abandoned, but no order from Colorado Oil and Gas Conservation Commission to plug and abandon.

4.     J. L. Sears #2 - Temporarily abandoned, but no order from Colorado Oil and Gas Conservation Commission to plug and abandon.

EXHIBIT F

LIST OF AFEs AND INVOICES

AFEs to Drill:

  Merit Energy Company - Meining #5 well - located C NE/4 of Sec. 30-T4N-R66W (unit is NE/4 of Sec. 30) - estimated EXCO WI = 0.2500000,  AFE amount (to EXCO) = $45,604 BCP/DH plus $79,389 Complete & Equip.
  Kerr-McGee - Hunt #27-5 - located N/2 NE/4 Sec. 5-T3N-R66W (unit is S/2 SE/4 of Sec. 32-T4N-R66W & N/2 NE/4 Sec. 5-T3N-R66W),  EXCO owns 0.41408924 WI in J Sand only.  AFE amount to EXCO is uncertain. This well originally AFE'd to test Codell, Niobrara and J Sand but Merit objected to cost allocation and there is continuing discussion between K-M and Merit over allocation of cost of well between interest owners in different strata.
  EnCana Oil & Gas (USA) Inc. - Mantle #4-2-28 well - located  I W/2 NE/4 Sec. 28-T4N-R65W (unit is W/2 NE/4  and E/2 NW/4 of Sec. 28-T4N-R65W), estimated  EXCO WI = 0.250000 in Codell only, AFE amount to EXCO = $50,825 (note this was scheduled to test Codell, Niobrara & J Sand, and the formula for participation was never agreed upon).

Intentions to Drill (EXCO has received the "20 day" Notice to object to the proposed unit but no AFE has been submitted):

  Kerr-McGee Oil & Gas Onshore LP - Russell #22-31 well - located C W/2 Sec. 31-T4N-R67W (Unit is S/2 NW/4 and N/2 SW/4 of Sec. 31) - estimated EXCO WI = 0.250000.
  Merit Energy Company - Wiedeman #29-29 well - located in NW/4 SW/4 of Sec. 29-T4N-R66W (Unit is S/2 NW/4 and N/2 SW/4 of Sec. 29) - estimated EXCO WI = 0.250000.
  Merit Energy Company - McLeod #7 well - located SW/4 NE/4 of Sec. 29-T4N-R66W (Unit is E/2 NW/4 and W/2 NE/4 of Sec. 29) - estimated EXCO WI = 0.250000.

EXHIBIT G

ASSIGNMENT, BILL OF SALE AND CONVEYANCE

This Assignment, Bill of Sale and Conveyance ("Assignment"), dated effective October 1, 2006, at 7:00 a.m. Mountain Time (the "Effective Time") is from EXCO Resources, Inc., a Texas corporation, 12377 Merit Drive, Suite 1700, Dallas, Texas 75251 ("Assignor") to Petroleum Development Corporation, a Nevada corporation, 103 East Main Street, Bridgeport, West Virginia 26330 ("Assignee").

For $100.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby sells, assigns, transfers, grants, bargains and conveys to Assignee all of Assignor's right, title and interest in and to the following real and personal property interests (collectively, the "Assets"):

I.                a.        The oil, gas and/or mineral leases and fee mineral interests specifically described in Exhibit A (the "Leases"), including without limitation all leasehold estates and interests, all royalty, overriding royalty, production payment, reversionary, net profit, contractual working interests and other similar rights and estates therein, the lands described in Exhibit A-1 (the "Lands") and the oil, gas and other hydrocarbons ("Hydrocarbons") attributable to the Leases or Lands, including all rights in any pooled, unitized or communitized acreage by virtue of the Lands or Leases being a part thereof and all Hydrocarbons produced from the pool or unit allocated to any such Lands or Leases;

J.               b.        The wells specifically described in Exhibit B (the "Wells"), together with all other oil and gas wells and all water, injection and disposal wells on the Lands or on lands pooled, communitized or unitized therewith, and all personal property, equipment, fixtures, improvements, permits, water discharge permits, rights-of-way and easements (including without limitation the rights of-way and easements described on Exhibit A-2) located on the Lands or used in connection with the production, gathering, treatment, processing, storing, transportation, sale or disposal of Hydrocarbons or water produced from the properties and interests described in Paragraph a.;

K.            c.        The unitization, pooling and communitization agreements, declarations and orders, and the units created thereby, all operating agreements and unit operating agreements and all other such agreements relating to the properties and interests described in Paragraphs a. and b. and to the production of Hydrocarbons, if any, attributable to said properties and interests;

L.              d.        All existing and effective sales, purchase, exchange, gathering and service agreements and other contracts, agreements and instruments which relate, and only insofar as they relate, to the properties and interests described in Paragraphs a. through c.; and

M.           e.        All original files, records and data, including without limitation lease and well files, abstracts, title reports, memoranda and opinions, relating to the items described in Paragraphs a. through d. maintained by Assignor, but excluding (i) Assignor's company files, financial records, and tax related records to the extent not relevant to the Assets, and (ii) records and data to the extent transfer thereof is prohibited by unaffiliated third party contractual restrictions on transfer (the "Records").

TO HAVE AND TO HOLD the Assets unto Assignee and its successors and assigns forever.

This Assignment is made subject to the following terms and conditions:

            1.         This Assignment is being made pursuant to the terms of the Purchase and Sale Agreement dated effective October 1, 2006, between Assignor and Assignee (the "Agreement").  All capitalized terms used but not defined herein shall have the meanings given them in the Agreement.  If there is a conflict between the terms of this Assignment and the terms of the Agreement, the terms of the Agreement shall control to the extent of the conflict.  Assignor and Assignee intend that the terms of the Agreement remain separate and distinct from and not merge into the terms of this Assignment.

2.         ASSIGNOR WARRANTS TITLE TO THE ASSETS FROM AND AGAINST ALL PERSONS CLAIMING BY, THROUGH AND UNDER ASSIGNOR, BUT NOT OTHERWISE, AND EXCEPT FOR THAT WARRANTY, THIS ASSIGNMENT IS MADE WITHOUT WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY.

3.         ASSIGNOR EXPRESSLY DISCLAIMS AND NEGATES ANY WARRANTY AS TO THE CONDITION OF ANY PERSONAL PROPERTY, EQUIPMENT, FIXTURES AND ITEMS OF MOVABLE PROPERTY COMPRISING ANY PART OF THE ASSETS, INCLUDING (i) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (ii) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (iii) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (iv) ANY RIGHTS OF ASSIGNEE UNDER APPLICABLE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, AND (v) ANY CLAIM BY ASSIGNEE FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, IT BEING EXPRESSLY UNDERSTOOD BY ASSIGNEE THAT SAID PERSONAL PROPERTY, FIXTURES, EQUIPMENT AND ITEMS ARE BEING CONVEYED TO ASSIGNEE "AS IS, WHERE IS," WITH ALL FAULTS AND IN THEIR PRESENT CONDITION AND STATE OF REPAIR; PROVIDED, HOWEVER, THAT NOTHING CONTAINED IN THIS ASSIGNMENT SHALL LIMIT ANY OF ASSIGNOR'S INDEMNITY OBLIGATIONS UNDER THE AGREEMENT.

4.         To the extent permitted by law, Assignee shall be subrogated to Assignor's rights in and to representations, warranties and covenants given with respect to the Assets.  Assignor hereby grants and transfers to Assignee, its successors and assigns, to the extent so transferable and permitted by law, the benefit of and the right to enforce the covenants, representations and warranties, if any, which Assignor is entitled to enforce with respect to the Assets, but only to the extent not enforced by Assignor.

5.         Assignee assumes and agrees to pay, perform, fulfill and discharge its proportionate share of all claims, costs, expenses, liabilities and obligations accruing or relating to the owning, developing, exploring, operating or maintaining of the Assets after the Effective Time, and all obligations arising under agreements covering or relating to the Assets, all as more particularly set forth in the Agreement.  Assignor and Assignee have apportioned other liabilities and obligations in the Agreement.

6.         The references herein to liens, encumbrances, burdens, defects and other matters shall not be deemed to ratify or create any rights in third parties or merge with, modify or limit the rights of Assignor or Assignee, as between themselves, as set forth in the Agreement or other documents executed in connection therewith.

7.         Assignor and Assignee may execute separate governmental form assignments of the Assets on officially approved forms, in sufficient counterparts to satisfy applicable statutory and regulatory requirements.  Those assignments shall be deemed to contain all of the exceptions, reservations, warranties, rights, titles, power and privileges set forth herein as fully as though they were set forth in each such assignment.  The interests conveyed by such separate assignments are the same, and not in addition to, the Assets conveyed herein.

8.         Assignor shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments and take such other action as may be reasonably necessary or advisable to carry out the purposes and intents of this Assignment.

9.         This Assignment binds and inures to the benefit of Assignor and Assignee and their respective successors and assigns.

10.       This Assignment may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

EXECUTED on the dates contained in the acknowledgments of this Assignment, to be effective for all purposes as of the Effective Time.

Assignor

EXCO Resources, Inc.

By:

Name:  R.L. Hodges

Title:  Vice President of Land

Assignee

Petroleum Development Corporation

By:

Name:  Eric R. Stearns

Title:  Vice President, Exploration and Production

                                                                                                                                                                                     ARTICLE  16ACKNOWLEDGEMENTS

STATE OF COLORADO                               )

                                                                        ) ss

CITY AND COUNTY OF DENVER             )

The foregoing instrument was acknowledged before me this ______ day of January, 2007, by R.L. Hodges, as Vice President of Land of EXCO Resources, Inc. a Texas corporation, on behalf of such corporation.

Witness my hand and official seal.

My Commission Expires: ______________

______________________________

                                                                        Notary Public

STATE OF COLORADO                               )

                                                                        ) ss

CITY AND COUNTY OF DENVER             )

The foregoing instrument was acknowledged before me this _____ day of January, 2007, by Eric R. Stearns as Vice President, Exploration and Production of Petroleum Development Corporation a Nevada corporation, on behalf of such corporation.

Witness my hand and official seal.

My Commission Expires: __________________

_________________________

                                                                                    Notary Public

EXHIBIT A-1

LEASES/LANDS

EXHIBIT A-2

RIGHTS-OF-WAY

EXHIBIT B

WELLS

EXHIBIT H

Officer's Certificate of Petroleum Development Corporation

The undersigned, Eric R. Stearns, as Executive Vice President, Exploration and Production, of Petroleum Development Corporation, a Nevada corporation ("Buyer"), is delivering this Certificate to EXCO Resources, Inc. ("Seller"), pursuant to that certain Purchase and Sale Agreement dated effective October 1, 2006, by and between Seller and Buyer (the "Agreement").  Capitalized terms used herein shall have the meanings given to them in the Agreement.  Buyer hereby certifies to Seller that, as of the date hereof, the following conditions precedent to consummate the Closing have been satisfied:

1.         All representations and warranties of Buyer contained in the Agreement are true and correct in all material respects as of the date of the Closing, and

2.         All covenants and agreements required by the terms of the Agreement to be performed and complied with by Buyer prior to or at the Closing have been duly performed in all material respects as of the date of the Closing.

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed January 4, 2007.

                                                                        Petroleum Development Corporation

                                                                        By: ________________________________

                                                                              Eric R. Stearns

STATE OF COLORADO                 )

CITY AND                                         ) ss.

COUNTY OF                                     DENVER )

            The foregoing instrument was acknowledged before me this 4th day of January, 2007, by Eric R. Stearns as Executive Vice President of Petroleum Development Corporation, a Nevada corporation, on behalf of said corporation.

                        Witness my hand and official seal.

                        My commission expires:

                                                                        ____________________________________

                                                                        Notary Public

EXHIBIT I

Officer's Certificate of EXCO Resources, Inc.

            The undersigned, R.L. Hodges, is Vice President of Land of EXCO Resources, Inc. ("Seller"), and is delivering this Officer's Certificate to Petroleum Development Corporation, a Texas corporation ("Buyer"), pursuant to that certain Purchase and Sale Agreement, dated effective October 1, 2006, by and between EXCO Resources, Inc. and Petroleum Development Corporation (the "Agreement").  Capitalized terms used herein shall have the meanings given to them in the Agreement.  Seller hereby certifies to Buyer that as of the date hereof the following conditions precedent to consummate the Closing have been satisfied:

1.         All representations and warranties of Seller contained in the Agreement are true and correct in all material respects as of the date of the Closing, and

2.         All covenants and agreements required by the terms of the Purchase Agreement to be performed and complied with by Seller prior to or at the Closing have been duly performed in all material respects as of the date of the Closing.

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed January 4, 2007.

EXCO Resources, Inc.

By: _________________________

       R.L. Hodges, Vice President of Land

STATE OF COLORADO                 )

CITY AND                                         ) ss.

COUNTY OF                                     DENVER )

            The foregoing instrument was acknowledged before me this 4th day of January, 2007, by R.L. Hodges as Vice President of Land of EXCO Resources, Inc., a Texas corporation on behalf of said company.

                        Witness my hand and official seal.

                        My commission expires:

                                                                        Notary Public

EXHIBIT I

Officer's Certificate of EXCO Resources, Inc.

            The undersigned, R.L. Hodges, is Vice President of Land of EXCO Resources, Inc. ("Seller"), and is delivering this Officer's Certificate to Petroleum Development Corporation, a Texas corporation ("Buyer"), pursuant to that certain Purchase and Sale Agreement, dated effective October 1, 2006, by and between EXCO Resources, Inc. and Petroleum Development Corporation (the "Agreement").  Capitalized terms used herein shall have the meanings given to them in the Agreement.  Seller hereby certifies to Buyer that as of the date hereof the following conditions precedent to consummate the Closing have been satisfied:

1.         All representations and warranties of Seller contained in the Agreement are true and correct in all material respects as of the date of the Closing, and

2.         All covenants and agreements required by the terms of the Purchase Agreement to be performed and complied with by Seller prior to or at the Closing have been duly performed in all material respects as of the date of the Closing.

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed January 4, 2007.

EXCO Resources, Inc.

By: _________________________

       R.L. Hodges, Vice President of Land

STATE OF COLORADO                 )

CITY AND                                         ) ss.

COUNTY OF                                     DENVER )

            The foregoing instrument was acknowledged before me this 4th day of January, 2007, by R.L. Hodges as Vice President of Land of EXCO Resources, Inc., a Texas corporation on behalf of said company.

                        Witness my hand and official seal.

                        My commission expires:

                                                                        Notary Public

EXHIBIT J

NON-FOREIGN AFFIDAVIT

Exemption from Withholding of Tax for Dispositions of U.S. Real Property Interests by

EXCO Resources, Inc.

            Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person.  To inform Petroleum Development Corporation ("Buyer") that withholding of tax is not required upon the disposition of U.S. real property interests by EXCO Resources, Inc. ("Seller"), the undersigned hereby certifies the following:

            1.         Seller is not a nonresident alien, foreign corporation, foreign partnership, foreign trust or foreign estate for purposes of U.S. income taxation;

            2.         The taxpayer identifying number of Seller is 74-1492779.

            3.         Seller's address is 12377 Merit Drive, Suite 1700, Dallas, Texas 75251.

Seller understands that Buyer may disclose this certification to the Internal Revenue Service and that any false statement contained herein could be punished by fine, imprisonment or both.

Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare I have authority to sign this document.

Date: January 4, 2007

Seller:

EXCO Resources, Inc.

By: _________________________________

       R.L. Hodges, Vice President of Land

STATE OF COLORADO                 )

CITY AND                                         ) ss.

COUNTY OF DENVER                    )

            The foregoing instrument was acknowledged before me this 4th day of January, 2007, by R.L. Hodges, as Vice President of Land of EXCO Resources, Inc., a Texas corporation on behalf of said company.

            Witness my hand and official seal.

            My commission expires:

                                                                        _________________________________

                                                                        Notary Public

EXHIBIT K

BONDS TO BE REPLACED AT CLOSING

None.

EXHIBIT L

ESCROW AGREEMENT

This ESCROW AGREEMENT dated as of December __, 2006, (this "Escrow Agreement") is entered into by and between EXCO Resources, Inc., a Texas corporation, 12377 Merit Drive, Suite 1700, Dallas, Texas 75251 ("EXCO" or "Seller") and Petroleum Development Corporation, a Nevada corporation, 103 East Main Street, Bridgeport, West Virginia 26330 ("PDC" or "Buyer"), and Wells Fargo Bank, National Association ("Escrow Agent").

RECITALS

Seller has agreed to sell to Buyer all of its interests in certain oil and gas properties located in Colorado pursuant to the terms of the Purchase and Sale Agreement dated effective as of October 1, 2006, between Seller and Buyer (the "Purchase Agreement").

The Purchase Agreement provides that Buyer shall deposit $500,000.00 in cash in escrow as an earnest money deposit in connection with the closing obligations of Buyer under the Purchase Agreement.  Accordingly, Buyer has agreed to deposit such cash (the "Escrow Funds") with Escrow Agent, in compliance with the Purchase Agreement.

This Escrow Agreement shall govern the terms upon which the Escrow Agent may distribute the Escrow Funds.

AGREEMENT

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.                  Acceptance of Appointment; Deposit of Escrow Funds.  Wells Fargo Bank, National Association, hereby agrees to act as Escrow Agent under this Escrow Agreement subject to the conditions set forth herein.  Buyer agrees to deposit the Escrow Funds with Escrow Agent on the date hereof.

2.                  Escrow Agent Standard of Care.  The Escrow Agent shall be obligated only to perform the duties specifically set forth in this Escrow Agreement, which shall be deemed purely ministerial in nature, and shall under no circumstances be deemed to be a fiduciary to any party or any other person.  The parties agree that the Escrow Agent shall not assume any responsibility for the failure of the parties to perform in accordance with this Escrow Agreement.  This Escrow Agreement sets forth all matters pertinent to the escrow contemplated hereunder, and no additional obligations of the Escrow Agent shall be inferred from the terms of this Escrow Agreement or any other agreement.  In no event shall the Escrow Agent be liable, directly or indirectly, for any (i) damages or expenses arising out of the services provided hereunder, other than damages which result from the Escrow Agent's gross negligence or willful misconduct, or (ii) special or consequential damages, even if the Escrow Agent has been advised of the possibility of such damages.

3.                  Attorneys and Agents.  The Escrow Agent shall have the right, but not the obligation, to consult with counsel or other such professionals of choice and shall not be liable for action taken or omitted to be taken by Escrow Agent in accordance with the advice of such counsel or other such professionals.  The Escrow Agent may in all cases pay reasonable compensation to such counsel and shall be entitled to reimbursement as set forth in Section 6 for all such compensation paid.  The Escrow Agent may perform its duties through its agents, attorneys, custodians or nominees.

4.                  Disbursement of the Escrow Funds.  Escrow Agent shall disburse the Escrow Funds in accordance with joint written instructions to Escrow Agent signed by both Buyer and Seller.

5.                  Disputed Disbursement.  Upon the event of a disputed claim, the Escrow Agent shall not disburse the Escrow Funds but shall retain the Escrow Funds until it receives a copy of a Final Decision with respect to such disputed claim.  For purposes hereof, "Final Decision" means a decision, order, judgment or decree of an arbitrator or court of competent jurisdiction accompanied by an opinion of Buyer's or Seller's counsel, as appropriate, which decision, order, judgment or decree has been finally affirmed on appeal or by lapse of time or otherwise is no longer subject to appeal.

6.                  Investment of Escrow Funds.  The Escrow Funds shall be credited by Escrow Agent and recorded in an escrow account.  Escrow Agent shall be permitted, and is hereby authorized, to deposit, transfer, hold and invest all funds received under this Escrow Agreement, including principal and interest, in the Wells Fargo Advantage 100% Treasury Money Market Fund ("Wells Fargo Advantage Funds") during the period of this escrow.  Any interest received by Escrow Agent with respect to the Escrow Funds, including reinvested interest, shall become part of the Escrow Funds and shall be disbursed according to Section 4 of this Agreement.  The parties agree that, for tax reporting purposes, all interest or other taxable income earned on the Escrow Funds in any tax year shall be taxable to the recipient of such income.

The parties hereto shall, within thirty (30) days after the date hereof, provide Escrow Agent with certified tax identification numbers by furnishing appropriate IRS forms W-9 or W-8 and other forms and documents that Escrow Agent may reasonably request.  The parties hereto understand that if such tax reporting documentation is not so certified to Escrow Agent, Escrow Agent may be required by the Internal Revenue Code of 1986, as amended, to withhold a portion of any interest or other income earned on the Escrow Funds pursuant to this Escrow Agreement.

The Escrow Agent shall be entitled to sell or redeem any such investments as necessary to make any payments or distributions required under this Escrow Agreement.  The Escrow Agent shall have no responsibility or liability for any loss which may result from any investment made pursuant to the instructions of Buyer or Seller, or for any loss resulting from the sale of such investment pursuant to the instructions of Buyer or Seller.  The parties acknowledge that the Escrow Agent is not providing investment supervision, recommendations, or advice.

Investments in the Wells Fargo Advantage Funds are not obligations of, or endorsed or guaranteed by, the Escrow Agent or its affiliates and are not insured by the Federal Deposit Insurance Corporation.  The Escrow Agent and its affiliates provide various services for the Wells Fargo Advantage Funds and are paid fees for such services.  Proceeds of the sale of investments will be delivered on the business day on which the appropriate instructions are received by the Escrow Agent if received prior to the deadline for same day sale of such permitted investments.  If such instructions are received after the applicable deadline, proceeds will be delivered on the next business day.

Investments will be made promptly following the availability of such funds to the Escrow Agent taking into consideration the regulations and requirements (including investment cut-off times) of the Federal Reserve wire system, any investment provider, and the Escrow Agent.

To the extent that Escrow Agent becomes liable for the payment of any taxes in respect of income derived from the investment of funds held or payments made hereunder, Escrow Agent shall satisfy such liability to the extent possible from the Escrow Funds.  The parties agree to indemnify and hold Escrow Agent harmless from and against any taxes, additions for late payment, interest, penalties and other expenses that may be assessed against Escrow Agent on or with respect to any payment or other activities under this Escrow Agreement unless any such tax, addition for late payment, interest, penalties and other expenses shall arise out of or be caused by the actions, or failure to act, of Escrow Agent.

7.                  Notices.  All notices, requests, demands, and other communications under this Escrow Agreement shall be in writing and shall be deemed to have been duly given (a) on the date of service if served personally on the party to whom notice is to be given, (b) on the day of transmission if sent by facsimile/email transmission to the facsimile number/email address given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission, (c) on the day after delivery to Federal Express or similar overnight courier, or (d) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, return receipt requested, to the party as follows:

If to Seller:

            EXCO Resources, Inc.

            12377 Merit Drive, Suite 1700

            Dallas, Texas 75251

            Attention: Rick Hodges, Vice President of Land

            Telephone:  (214) 368-2084

            Fax:  (214) 706-3424

With copies to:

            EXCO Resources, Inc.

            12377 Merit Drive, Suite 1700

            Dallas, Texas 7525

            Attention: William L. Boeing, Vice President, General Counsel, and Secretary

            Telephone:  (214) 368-2084

            Fax:  (214) 706-3409

If to Buyer:

            Dewey Gerdom

            Vice President, Exploration

            Petroleum Development Corporation

            3801 Carson Avenue

            Evans, Colorado  80620

            Telephone:  (907) 506‑9272

            Fax:  (907) 506‑9276

With copies to:

            Eric Stearns

            Executive Vice President, Exploration and Development

            Petroleum Development Corporation

            103 East Main Street

            P.O. Box 26

            Bridgeport, West Virginia  26330

            Telephone:  (304) 842‑3597

            Fax:  (304) 842‑0913

If to Escrow Agent:

            Wells Fargo Bank, N.A.

            Corporate Trust & Escrow Services

            Attention:  Jennifer Petruno

            1740 Broadway, MAC C7300-107

            Denver, CO 80203

            Telephone:  (303) 863-6315

            Fax:  (303) 863-5645

or to such other address as a party shall designate by written notice to all other parties to the Escrow Agreement.

8.                  Escrow Agent's Liability.  Escrow Agent undertakes to perform such duties and only such duties as are specifically set forth in this Escrow Agreement, and no implied covenants or obligations shall be read into this Escrow Agreement against Escrow Agent.  In the absence of gross negligence or willful misconduct on its part, Escrow Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to Escrow Agent.  Escrow Agent may act upon any instrument, certificate, opinion or other writing believed by it without gross negligence to be genuine, and shall not be liable in connection with the performance by it of its duties pursuant to the provisions of the Escrow Agreement, except for its own gross negligence or willful misconduct.  Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion of such counsel.  Escrow Agent may execute powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

9.                  Termination of Escrow.  This escrow shall terminate, and all obligations of Escrow Agent hereunder shall terminate, upon (i) disbursement of all of the Escrow Funds pursuant to Section 4 or (ii) receipt by Escrow Agent of a Final Decision requiring disbursement of all of the Escrow Funds to Buyer or Seller, as the case may be.

10.              Fees and Expenses.  Escrow Agent is entitled to compensation in accordance with "Exhibit A" attached hereto and incorporated herein by reference and shall be payable one half by Seller and one half by Buyer.  The fee agreed upon for the services rendered hereunder is intended as full compensation for the Escrow Agent's services as contemplated by this Escrow Agreement; provided, however, that in the event that the conditions for the disbursement of funds under this Escrow Agreement are not fulfilled, or the Escrow Agent renders any material service not contemplated in this Escrow Agreement or there is any assignment of interest in the subject matter of this Escrow Agreement, or any material modification hereof, or if any material controversy arises hereunder, or the Escrow Agent is made a party to any litigation pertaining to this Escrow Agreement, or the subject matter hereof, then the Escrow Agent shall be reasonably compensated for such extraordinary services and reimbursed for all costs and expenses, including reasonable attorney's fees, occasioned by any delay, controversy, litigation or event.

11.              Indemnification of Escrow Agent.  Buyer and Seller both jointly and severally hereby indemnify and hold harmless the Escrow Agent from and against any and all loss, liability, cost, damage and expense, including, without limitation, reasonable counsel fees, which the Escrow Agent may suffer or incur by reason of any action, claim or proceeding brought against the Escrow Agent arising out of or relating in any way to this Escrow Agreement or any transaction to which this Escrow Agreement relates unless such action, claim or proceeding is the result of the willful misconduct of the Escrow Agent.  The terms of this Section 11 shall survive the termination of this Escrow Agreement and, with respect to claims arising in connection with Escrow Agent's duties while acting as such, the resignation or removal of Escrow Agent.

12.              Resignation.  Escrow Agent may resign upon 30-days advance written notice to the parties hereto.  If a successor escrow agent is not appointed within the 30-day period following such notice, Escrow Agent may petition any court of competent jurisdiction to name a successor Escrow Agent or interplead the Escrow Funds with such court, whereupon Escrow Agent's duties hereunder shall terminate.

13.              Successors and Assigns.  Except as otherwise provided for in this Escrow Agreement, no party hereto shall assign this Escrow Agreement or any rights or obligations hereunder without the prior written consent of the other parties hereto and any such attempted assignment without such prior written consent shall be void and of no force and effect.  This Escrow Agreement shall inure to the benefit of and shall be binding upon the successors and permitted assigns of the parties hereto.

14.              Governing Law; Jurisdiction.  This Escrow Agreement shall be construed, performed, and enforced in accordance with, and governed by, the internal laws of the State of Colorado, without giving effect to the principles of conflict of laws thereof.

15.              Amendments; Waivers.  This Escrow Agreement may be amended or modified, and any of the terms, covenants, representations, warranties, or conditions hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance.  Any waiver by any party of any conditions, or of the breach of any provision, term, covenant, representation, or warranty contained in this Escrow Agreement, in any one or more instances, shall not be deemed to be nor construed as further or continuing waiver of any such conditions, or of the breach of any other provision, term, covenant, representation, or warranty of this Escrow Agreement.

16.              Counterparts.  This Escrow Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

17.              Entire Agreement.  This Escrow Agreement contains the entire understanding among the parties hereto with respect to the escrow contemplated hereby and supersedes and replaces all prior and contemporaneous agreements and understandings, oral or written, with regard to such escrow.

18.              Section Headings.  The section headings in this Escrow Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Escrow Agreement.

19.              Severability.  In the event that any part of this Escrow Agreement is declared by any court or other judicial or administrative body to be null, void, or unenforceable, said provision shall survive to the extent it is not so declared, and all of the other provisions of this Escrow Agreement shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be signed the day and year first above written.

EXCO Resources, Inc.

By:       _____________________________

Name:  _____________________________

Title:     _____________________________

Date:    December __, 2006

Petroleum Development Corporation

By:       _____________________________

Name:  _____________________________

Title:     _____________________________

Date: December __, 2006

Wells Fargo Bank, National Association,

as Escrow Agent

By:       _____________________________

Name:  _____________________________

Title:     _____________________________

Date: December __, 2006

EXHIBIT A

SCHEDULE OF FEES

to act as ESCROW AGENT for the

(Name of Account) Escrow

Acceptance Fee:	$500.00

Initial Fees as they relate to Wells Fargo Bank acting in the capacity of Escrow Agent - includes review of the Escrow Agreement; acceptance of the Escrow appointment; setting up of Escrow Account(s) and accounting records; and coordination of receipt of funds for deposit to the Escrow Account(s).

Acceptance Fee payable at time of Escrow Agreement execution.

Escrow Agent Annual Administration Fee:	$2,000.00

For ordinary administrative services by Escrow Agent - includes daily routine account management; investment transactions; cash transaction processing (including wire and check processing); monitoring claim notices pursuant to the agreement; disbursement of funds in accordance with the agreement; and mailing of trust account statements to all applicable parties.

Tax reporting is included for up to Five (5) entities.  Should additional reporting be necessary, a $25 per reporting charge will be assessed.

This fee is payable in advance, with the first installment due at the time of Escrow Agreement execution. The Annual Fee covers a full year or any part thereof, and therefore will not be prorated or refunded in the year of early termination.

Wells Fargo's bid is based on the following assumptions:

•        Number of Escrow Accounts to be established:  One (1)

•        Number of Deposits to Escrow Account:  Not more than One (1)

•        Number of Withdrawals from Escrow Fund:  Not more than Two (2)

•        Term of Escrow:  Not more than One (1) year

•        APPOINTMENT SUBJECT TO RECEIPT OF REQUESTED DUE DILIGENCE INFORMATION AS PER THE USA PATRIOT ACT

•        THIS PROPOSAL ASSUMES THAT BALANCES IN XXX ACCOUNT WILL BE INVESTED IN MONEY MARKET FUNDS

•        ALL FUNDS WILL BE  RECEIVED FROM OR DISTRIBUTED TO A DOMESTIC OR AN APPROVED FOREIGN ENTITY

•        IF THE ACCOUNT(S) DOES NOT OPEN WITHIN THREE (3) MONTHS OF THE DATE SHOWN BELOW, THIS PROPOSAL WILL BE DEEMED TO BE NULL AND VOID

Out-of Pocket Expenses:	At Cost

We will charge for out-of-pocket expenses in response to specific tasks assigned by the client or provided for in the escrow agreement.  Possible expenses would be, but are not limited to, express mail and messenger charges, travel expenses to attend closing or other meetings.   There are no charges for indirect out-of- pocket expenses.

This fee schedule is based upon the assumptions listed above which pertain to the responsibilities and risks involved in Wells Fargo undertaking the role of Escrow Agent.  These assumptions are based on information provided to us as of the date of this fee schedule.  Our fee schedule is subject to review and acceptance of the final documents.  Should any of the assumptions, duties or responsibilities change, we reserve the right to affirm, modify or rescind our fee schedule. Extraordinary services (services other than the ordinary administration services of Escrow Agent described above) are not included in the annual administration fee and will be billed as incurred at the rates in effect from time to time.

                                                                                                                                Submitted on: 12/05/06

EXHIBIT B-1

Certificate as to Authorized Signatures

        Account Name:

    Account Number:

The specimen signatures shown below are the specimen signatures of the individuals who have been designated as Authorized Representatives of EXCO Resources, Inc. and are authorized to initiate and approve transactions of all types for the above-mentioned account on behalf of EXCO Resources, Inc.

Name / Title

Specimen Signature

________________________________ Name ________________________________ Title	________________________________ Signature

________________________________ Name ________________________________ Title	________________________________ Signature

________________________________ Name ________________________________ Title	________________________________ Signature

________________________________ Name ________________________________ Title	________________________________ Signature

EXHIBIT B-2

Certificate as to Authorized Signatures

        Account Name:

    Account Number:

The specimen signatures shown below are the specimen signatures of the individuals who have been designated as Authorized Representatives of Petroleum Development Corporation and are authorized to initiate and approve transactions of all types for the above-mentioned account on behalf of Petroleum Development Corporation.

Name / Title

Specimen Signature

________________________________ Name ________________________________ Title	________________________________ Signature

________________________________ Name ________________________________ Title	________________________________ Signature

________________________________ Name ________________________________ Title	________________________________ Signature

________________________________ Name ________________________________ Title	________________________________ Signature

EXHIBIT C

Agency and Custody Account Direction

For Cash Balances

Direction to use Wells Fargo Advantage Funds for Cash Balances for the following account(s):

Account Name:

Account Number(s):

You are hereby directed to invest, as indicated below or as I shall direct further from time to time, all cash in the Account in the following money market portfolio of Wells Fargo Advantage Funds (the "Fund") or another permitted investment of my choice (Check One):

___ Wells Fargo Advantage Funds, 100% Treasury Money Market Fund

___ Wells Fargo Advantage Funds, Government Money Market Fund

___ Wells Fargo Advantage Funds, Cash Investment Money Market Fund

___ Wells Fargo Advantage Funds, Prime Investment Money Market Fund

___ Wells Fargo Advantage Funds, Treasury Plus Money Market Fund

I acknowledge that I have received, at my request, and reviewed the Fund's prospectus and have determined that the Fund is an appropriate investment for the Account.  Each Fund's prospectus can be downloaded from the Wells Fargo website at

www.wellsfargo.com/funds/fmg_fund/fund_type/fundtype.jhtml?fundType=MoneyMarket&tab=literature">http://www.wellsfargo.com/funds/fmg_fund/fund_type/fundtype.jhtml?fundType=MoneyMarket&tab=literature

I understand from reading the Fund's prospectus that Wells Fargo Funds Management, LLC, ("Wells Fargo Bank"), a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and other administrative services for the Wells Fargo Advantage Funds.  Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds.  Boston Financial Data Services serves as transfer agent for the Funds.  The Funds are distributed by Stephens Inc., Member NYSE/SIPC.  Wells Fargo & Company and its affiliates are not affiliated with Stephens Inc.  I also understand that Wells Fargo & Company will be paid, and its bank affiliates may be paid, fees for services to the Funds and that those fees may include Processing Organization fees as described in the Fund's prospectus.

I understand that you will not exclude amounts invested in the Fund from Account assets subject to fees under the Account agreement between us.

I understand that investments in the Fund are not obligations of, or endorsed or guaranteed by, Wells Fargo Bank or its affiliates and are not insured by the Federal Deposit Insurance Corporation.

I acknowledge that I have full power to direct investments of the Account.

I understand that I may change this direction at any time and that it shall continue in effect until revoked or modified by me by written notice to you.

I understand that if I choose to communicate this investment direction solely via facsimile, then the investment direction will be understood to be enforceable and binding.

Signature

25329:

EXHIBIT M

PREFERENTIAL RIGHTS AND REQUIRED CONSENTS

Preferential Rights (contained in Operating Agreements):

WI Owner:                                                       Well:                                        W.I.:

Midwest Capital Financial Services, Inc.           Wiedeman #21-1                     0.00450000

                                                                        Wiedeman #21-2                     0.00450000

                                                                        Warren #10-1                          0.00582300

William & Xuan McGimsey                              Wiedeman #21-1                     0.01001820

                                                                        Stephens-Foe #10-1                0.09655000

Ampetro 1983 III                                             Warren #10-1                          0.00246070

                                                                        Mellon #28-2                           0.00687830

                                                                        Field Nelson 34-1                    0.03915328

William Wells                                                   Warren #10-1                          0.00201530

                                                                        Mellon #28-2                           0.00563330

                                                                        Fields Nelson #34-1                 0.00546640

John M. Beard                                                 Laune #44-25                          0.12000000

Sam J. Galatiolo                                               Laune #44-25                          0.03000000

William E. Johnson                                           Laune #44-25                          0.03000000

Leonard S. Siekmeir                                         Laune #44-25                          0.03000000

Elizabeth E. Siekmeir                                        Laune #44-25                          0.03000000

Consents to Assign (contained in oil and gas leases or assignments):

1.   Noble Energy Production, Inc. on the UPRR Pan Am "J" #1. Farmout Contract dated February 22, 2001 and Assignment of Oil and Gas Lease dated October 16, 2001 covering the SE/4 of Section 31, T4N, R66W Weld County, Colorado

2.   Colorado Department of Transportation on the Joshua #1, Kaleb #1, Troy #1 in Oil & Gas Lease from Colorado Department of Transportation dated August 1, 2001, recorded at Reception No. 2893285 covering 11.238 acres in the N/2 of Section 22, T5N, R64W Weld County Colorado. State Lease # P-03-090-00.

3.   Colorado Department of Highways on the K & R Livestock # 1 (No value listed). Oil & Gas Lease from the Colorado Department of Highways dated July 24, 1985, recorded at Reception No. 2018974 covering 13.532 acres in the E/2SE/4 and 0.027 acres in the SE/4SE/4 of Section 34, T1N, R68W, Weld County, CO. State Lease # P-03-039-00.

4.   Weld County Colorado on the Oster #10-1. Oil & Gas Lease from Weld County Colorado dated December 10, 1986, recorded at Book 1160 as Reception No. 2103882 covering the East 30 feet of the SE/4SE/4 of Section 10, T4N, R67W, Weld County, CO. Lessee may assign this lease with the prior consent of the Lessor.

5.   Colorado Department of Highways on the Melissa # 1. Oil & Gas Lease from the Colorado Department of Highways dated September 21, 1989, recorded at Reception No. 2200647 covering 3.402 acres in the E/2 of Section 28, T4N, R66W, Weld County, CO. State Lease # P-03-050-00.

6.   Colorado Department of Highways on deep rights only, non-producing. Oil & Gas Lease from the Colorado Department of Highways dated October 1, 1990, recorded at Reception No. 2246133 covering Lots 11 through 20, inclusive, Block 27, Town of Gilcrest containing 1.723 acres in the SW/4SE/4 of Section 28, T4N, R66W, Weld County CO. State Lease # P-03-055-00.

7.   Colorado Department of Highways on deep rights only, non-producing. Oil & Gas Lease from the Colorado Department of Highways dated September 9, 1987, recorded at Reception No. 2121562 covering 0.154 acres in the SW/4SE/4 of Section 32, T4N, R66W, Weld County, CO.  State Lease #F 006-1 (17), Parcel 39.

8.   United States Exploration, Inc. on the UPRR Pan Am "J" #1, located in the SE/4 of Section 31, T4N, R66W, Weld County, CO, limited in depth from below the base of the "J" Sandstone formation to the base of the Dakota formation.  Farmout Contract dated February 22, 2001 between United States Exploration, Inc. and Southwestern Eagle Exploration, L.L.C.

9.   Anadarko, successor in interest to Union Pacific Resources Company, on the UPRR Pan Am "J" #1, located in the S/2 of Section 31, T4N, R66W, Weld County, CO.  Exploration Agreement dated April 9, 1998 between Union Pacific Resources Company and United States Exploration, Inc.

EXHIBIT N

PENDING LITIGATION

None.

EXHIBIT O

NOTICES OF POTENTIAL NONCOMPLIANCE

None.

EXHIBIT P

GAS IMBALANCE SCHEDULES

None.